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                                EXHIBIT 10.29
     LEASES FOR THE COMPANY'S FACILITIES AT 12625 AND 12675 DANIELSON COURT,
             SUITES 110 AND 401, DATED FEBRUARY 8, 1996, AS AMENDED





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              STANDARD INDUSTRIAL/COMMERCIAL MULTI-TENANT LEASE-GROSS
                    AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION


                                   [LOGO]


1. BASIC PROVISIONS ("BASIC PROVISIONS").

     1.1 PARTIES: This Lease ("LEASE"), dated for reference purposes only, February 8, 1996, is made by and between DWCG, Inc., a California Corporation dba Poway Business Park ("LESSOR") and Self-Heating Container Corporation of California, a California Corporation ("LESSEE"), (collectively the "PARTIES," or individually a "PARTY").

     1.2(a) PREMISES: That certain portion of the Building, including all improvements therein or to be provided by Lessor under the terms of this Lease, commonly known by the street address of 12625 Danielson Court, Suite 110, located in the City of Poway, County of San Diego, State of California, with zip code 92064, as outlined on Exhibit A attached hereto ("PREMISES"). The "BUILDING" is that certain building containing the Premises and generally described as (describe briefly the nature of the Building): Poway Business Park Building 1, Suite 110, an industrial suite of approximately 1,936 square feet. In addition to Lessee's rights to use and occupy the Premises as hereinafter specified, Lessee shall have non-exclusive rights to the Common Areas (as defined in Paragraph 2.7 below) as hereinafter specified, but shall not have any rights to the roof, exterior walls or utility raceways of the Building or to any other buildings in the Industrial Center. The Premises, the Building, the Common Areas, the land upon which they are located, along with all other buildings and improvements thereon, are herein collectively referred to as the "INDUSTRIAL CENTER." (Also see Paragraph 2.)

     1.2(b) PARKING: eight (8) unreserved vehicle parking spaces ("UNRESERVED PARKING SPACES"); and --0-- reserved vehicle parking spaces ("RESERVED PARKING SPACES"). (Also see Paragraph 2.6.)

     1.3 TERM: one years and five months ("ORIGINAL TERM") commencing April 1, 1996 ("COMMENCEMENT DATE") and ending August 31, 1997 ("EXPIRATION DATE"). (Also see Paragraph 3.)

     1.4 EARLY POSSESSION: _______________________________ ("EARLY POSSESSION
DATE"). (Also see Paragraphs 3.2 and 3.3.)

     1.5 BASE RENT: $1,084.00 per month ("BASE RENT"), payable on the first day of each month commencing April 1, 1996 (Also see Paragraph 4.)

[X] If this box is checked, this Lease provides for the Base Rent to be adjusted per Addendum 49, attached hereto.

     1.6(a) BASE RENT PAID UPON EXECUTION: $1,084.00 as Base Rent for the period April 1 through April 30, 1996.

     1.6(b) LESSEE'S SHARE OF COMMON AREA OPERATING EXPENSES: 2.76 percent
(   %)("LESSEE'S SHARE") as determined by [ ] prorata square footage of the
Premises as compared to the total square footage of the Building or [ ] other criteria as described in Addendum _____.

     1.7 SECURITY DEPOSIT: $1,084.00 ("SECURITY DEPOSIT"). (Also see
Paragraph 5.)

     1.8 PERMITTED USE: Design and manufacture of self-heating beverage containers ("PERMITTED USE") (Also see Paragraph 6.)

     1.9 INSURING PARTY. Lessor is the "INSURING PARTY." (Also see Paragraph 8.)

     1.10(a) REAL ESTATE BROKERS. The following real estate broker(s) (collectively, the "BROKERS") and brokerage relationships exist in this transaction and are consented to by the Parties (check applicable boxes):
There are no brokers involved in this transaction

[ ] _____________ represents Lessor exclusively ("LESSOR'S BROKER");
[ ] _____________ represents Lessee exclusively ("LESSEE'S BROKER"); or
[ ] _____________ represents both Lessor and Lessee ("DUAL AGENCY"). (Also see Paragraph 15.)

     1.10(b) PAYMENT TO BROKERS. Upon the execution of this Lease by both Parties, Lessor shall pay to said Broker(s) jointly, or in such separate shares as they may mutually designate in writing, a fee as set forth in a separate written agreement between Lessor and said Broker(s) (or in the event there is no separate written agreement between Lessor and said Broker(s), the
sum of $   ) for brokerage services rendered by said Broker(s) in connection with this transaction.

     1.11 GUARANTOR. The obligations of the Lessee under this Lease are to be guaranteed by James A Scudder and James L. Berntsen ("GUARANTOR"). (Also see Paragraph 37.)

     1.12 ADDENDA AND EXHIBITS. Attached hereto is an Addendum or Addenda consisting of Paragraphs 49 through 53, and Exhibits A through B, all of which constitute a part of this Lease.

2. PREMISES, PARKING AND COMMON AREAS.

     2.1 LETTING. Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the Premises, for the term, at the rental, and upon all of the terms, covenants and conditions set forth in this Lease. Unless otherwise provided herein, any statement of square footage set forth in this Lease, or that may have been used in calculating rental and/or Common Area Operating Expenses, is an approximation which Lessor and Lessee agree is reasonable and the rental and Lessee's Share (as defined in Paragraph 1.6(b)) based thereon is not subject to revision whether or not the actual square footage is more or less.

     2.2 CONDITION. Lessor shall deliver the Premises to Lessee clean and free of debris on the Commencement Date and warrants to Lessee that the existing plumbing, electrical systems, fire sprinkler system, lighting, air conditioning and heating systems and loading doors, if any, in the Premises, other than those constructed by Lessee, shall be in good operating condition on the Commencement Date. If a non-compliance with said warranty exists as of the Commencement Date, Lessor shall, except as otherwise provided in this Lease, promptly after receipt of written notice from Lessee setting forth with specificity the nature and extent of such non-compliance, rectify same at Lessor's expense. If Lessee does not give Lessor written notice of a non-compliance with this warranty within thirty (30) days after the Commencement Date, correction of that non-compliance shall be the obligation of Lessee at Lessee's sole cost and expense.

     2.3 COMPLIANCE WITH COVENANTS, RESTRICTIONS AND BUILDING CODE. Lessor warrants that any improvements (other than those constructed by Lessee or at Lessee's direction) on or in the Premises which have been constructed or installed by Lessor or with Lessor's consent or at Lessor's direction shall comply with all applicable covenants or restrictions of record and applicable building codes, regulations and ordinances in effect on the Commencement Date. Lessor further warrants to Lessee that Lessor has no knowledge of any claim having been made by any governmental agency that a violation or violations of applicable building codes, regulations, or ordinances exist with regard to the Premises as of the Commencement Date. Said warranties shall not apply to any Alterations or Utility Installations (defined in Paragraph 7.3(a)), made or to be made by Lessee. If the Premises do not comply with said warranties, Lessor shall, except as otherwise provided in this Lease, promptly after receipt of written notice from Lessee given within six (6) months following the Commencement Date and setting forth with specificity the nature and extent of such non-compliance, take such action, at Lessor's expense, as may be reasonable or appropriate to rectify the non-compliance. Lessor makes no warranty that the Permitted Use in Paragraph
1.8 is permitted for the Premises under Applicable Laws (as defined in Paragraph 2.4).

     2.4 ACCEPTANCE OF PREMISES. Lessee hereby acknowledges: (a) that it has been advised by the Broker(s) to satisfy itself with respect to the condition of the Premises (including but not limited to the electrical and fire sprinkler systems, security, environmental aspects, seismic and earthquake requirements, and compliance with the Americans with Disabilities Act and applicable zoning, municipal, county, state and federal laws, ordinances and regulations and any covenants or restrictions of record (collectively, "APPLICABLE LAWS") and the present and future suitability of the Premises for Lessee's intended use; (b) that Lessee has made such investigation as it deems necessary with reference to such matters, is satisfied with reference thereto, and assumes all responsibility therefore as the same relate to Lessee's occupancy of the Premises and/or the terms of this Lease; and (c) that neither Lessor, nor any of Lessor's agents, has made any oral or written representations or warranties with respect to said matters other than as set forth in this Lease.

     2.5 LESSEE AS PRIOR OWNER/OCCUPANT. The warranties made by Lessor in this Paragraph 2 shall be of no force or effect if immediately prior to the date set forth in Paragraph 1.1 Lessee was the owner or occupant of the Premises. In such event, Lessee shall, at Lessee's sole cost and expense, correct any non-compliance of the Premises with said warranties.


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   2.6  VEHICLE PARKING. Lessee shall be entitled to use the number of
Unreserved Parking Spaces and Reserved Parking Spaces specified in Paragraph 1.2(b) on those portions of the Common Areas designated from time to time by Lessor for parking. Lessee shall not use more parking spaces than said number. Said parking spaces shall be used for parking by vehicles no larger than full-size passenger automobiles or pick-up trucks, herein called "PERMITTED SIZE VEHICLES." Vehicles other than Permitted Size Vehicles shall be parked and loaded or unloaded as directed by Lessor in the Rules and Regulations (as defined in Paragraph 40) issued by Lessor. (Also see Paragraph 2.9.)

        (a) Lessee shall not permit or allow any vehicles that belong to or are controlled by Lessee or Lessee's employees, suppliers, shippers, customers, contracts or invitees to be loaded, unloaded or parked in areas other than those designated by Lessor for such activities.

        (b) If Lessee permits or allows any of the prohibited activities described in this Paragraph 2.6, then Lessor shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove or tow away the vehicle involved and charge the cost to Lessee, which cost shall be immediately payable upon demand by Lessor.

        (c) Lessor shall at the Commencement Date of this Lease, provide the parking facilities required by Applicable Law.

   2.7 COMMON AREAS--DEFINITION. The term "COMMON AREAS" is defined as all areas and facilities outside the Premises and within the exterior boundary line of the Industrial Center and interior utility raceways within the Premises that are provided and designated by the Lessor from time to time for the general non-exclusive use of Lessor, Lessee and other lessees of the Industrial Center and their respective employees, suppliers, shippers, customers, contractors and invitees, including parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, driveways and landscaped areas.

   2.8 COMMON AREAS--LESSEE'S RIGHTS. Lessor hereby grants to Lessee, for the benefit of Lessee and its employees, suppliers, shippers, contractors, customers and invitees, during the term of this Lease, the non-exclusive right to use, in common with others entitled to such use, the Common Areas as they exist from time to time, subject to any rights, powers, and privileges reserved by Lessor under the terms hereof or under the terms of any rules and regulations or restrictions governing the use of the Industrial Center. Under no circumstances shall the right herein granted to use the Common Areas be deemed to include the right to store any property, temporarily or permanently, in the Common Areas. Any such storage shall be permitted only by the prior written consent of Lessor or Lessor's designated agent, which consent may be revoked at any time. In the event that any unauthorized storage shall occur then Lessor shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove the property and charge the cost to Lessee, which cost shall be immediately payable upon demand by Lessor.

   2.9 COMMON AREA--RULES AND REGULATIONS. Lessor or such other person(s) as Lessor may appoint shall have the exclusive control and management of the Common Areas and shall have the right, from time to time, to establish, modify, amend and enforce reasonable Rules and Regulations with respect thereto in accordance with Paragraph 40. Lessee agrees to abide by and conform to all such Rules and Regulations, and to cause its employees, suppliers, shippers, customers, contractors and invitees to so abide and conform. Lessor shall not be responsible to Lessee for the non-compliance with said rules and regulations by other lessees of the Industrial Center.

   2.10 COMMON AREAS--CHANGES. Lessor shall have the right, in Lessor's sole discretion, from time to time:

        (a) To make changes to the Common Areas, including, without limitation, changes in the location, size, shape and number of driveways, entrances, parking spaces, parking areas, loading and unloading areas, ingress, egress, direction of traffic, landscaped areas, walkways and utility raceways;

        (b) To close temporarily any of the Common Areas for maintenance purposes so long as reasonable access to the Premises remains available;

        (c) To designate other land outside the boundaries of the Industrial Center to be part of the Common Areas;

        (d) To add additional buildings and improvements to the Common Areas;

        (e) To use the Common Areas while engaged in making additional improvements, repairs or alterations to the Industrial Center, or any portion thereof; and

        (f) To do and perform such other acts and make such other changes in, to or with respect to the Common Areas and Industrial Center as Lessor may, in the exercise of sound business judgment, deem to be appropriate.

3. TERM.

   3.1 TERM. The Commencement Date, Expiration Date and Original Term of this Lease are as specified in Paragraph 1.3.

   3.2 EARLY POSSESSION. If an Early Possession Date is specified in Paragraph 1.4 and if Lessee totally or partially occupies the Premises after the Early Possession Date but prior to the Commencement Date, the obligation to pay Base Rent shall be abated for the period of such early occupancy. All other terms of this Lease, however, (including but not limited to the obligations to pay Lessee's Share of Common Area Operating Expenses and to carry the insurance required by Paragraph 8) shall be in effect during such period. Any such early possession shall not affect nor advance the Expiration Date of the Original Term.

   3.3 DELAY IN POSSESSION. If for any reason Lessor cannot deliver possession of the Premises to Lessee by the Early Possession Date, if one is specified in Paragraph 1.4, or if no Early Possession Date is specified, by the Commencement Date, Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease, or the obligations of Lessee hereunder, or extend the term hereof, but in such case, Lessee shall not, except as otherwise provided herein, be obligated to pay rent or perform any other obligation of Lessee under the terms of this Lease until Lessor delivers possession of the Premises to Lessee. If possession of the Premises is not delivered to Lessee within sixty (60) days after the Commencement Date, Lessee may, at its option, by notice in writing to Lessor within ten (10) days after the end of said sixty (60) day period, cancel this Lease, in which event the parties shall be discharged from all obligations hereunder; provided further, however, that if such written notice of Lessee is not received by Lessor within said ten (10) day period, Lessee's right to cancel this Lease hereunder shall terminate and be of no further force or effect. Except as may be otherwise provided, and regardless of when the Original Term actually commences, if possession is not tendered to Lessee when required by this Lease and Lessee does not terminate this Lease, as aforesaid, the period free of the obligation to pay Base Rent, if any, that Lessee would otherwise have enjoyed shall run from the date of delivery of possession and continue for a period equal to the period during which the Lessee would have otherwise enjoyed under the terms hereof, but minus any days of delay caused by the acts, changes or omissions of Lessee.

4. RENT.

   4.1. BASE RENT. Lessee shall pay Base Rent and other rent or charges, as the same may be adjusted from time to time, to Lessor in lawful money of the United States, without offset or deduction, on or before the day on which it is due under the terms of this Lease. Base Rent and all other rent and charges for any period during the term hereof which is for less than one full month shall be prorated based upon the actual number of days of the month involved. Payment of Base Rent and other charges shall be made to Lessor at its address stated herein or to such other persons or at such other addresses as Lessor may from time to time designate in writing to Lessee.

   4.2 COMMON AREA OPERATING EXPENSES. Lessee shall pay to Lessor during the term hereof, in addition to the Base Rent, Lessee's Share (as specified in Paragraph 1.6(b)) of all Common Area Operating Expenses, as hereinafter defined, during each calendar year of the term of this Lease, in accordance with the following provisions:

        (a) "COMMON AREA OPERATING EXPENSES" are defined, for purposes of this Lease, as all costs incurred by Lessor relating to the ownership and operation of the Industrial Center, including, but not limited to, the following:

            (i) The operation, repair and maintenance, in neat, clean, good order and condition, of the following:

                   (aa) The Common Areas, including parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, driveways, landscaped areas, striping, bumpers, irrigation systems, Common Area lighting facilities, fences and gates, elevators and roof.

                   (bb) Exterior signs and any tenant directories.

                   (cc) Fire detection and sprinkler systems.

            (ii) The cost of water, gas, electricity and telephone to service the Common Areas.

            (iii) Trash disposal, property management and security services and the costs of any environmental inspections.

            (iv)   Reserves set aside for maintenance and repair of Common
Areas.

            (v) Any increase above the Base Real Property Taxes (as defined in Paragraph 10.2(b)) for the Building and the Common Areas.

            (vi)   Any "Insurance Cost Increase" (as defined in Paragraph 8.1).

            (vii) The cost of insurance carried by Lessor with respect to the Common Areas.

            (viii) Any deductible portion of an insured loss concerning the Building or the Common Areas.

            (ix) Any other services to be provided by Lessor that are stated elsewhere in this Lease to be a Common Area Operating Expense.

        (b) Any Common Area Operating Expenses and Real Property Taxes that are specifically attributable to the Building or to any other building in the Industrial Center or to the operation, repair and maintenance thereof, shall be allocated entirely to the Building or to such other building. However, any Common Area Operating Expenses and Real Property Taxes that are not specifically attributable to the Building or to any other building or to the operation, repair and maintenance thereof, shall be equitably allocated by Lessor to all buildings in the Industrial Center.

        (c) The inclusion of the improvements, facilities and services set forth in Subparagraph 4.2(a) shall not be deemed to impose an obligation upon Lessor to either have said improvements or facilities or to provide those services unless the Industrial Center already has the same, Lessor already provides the services, or Lessor has agreed elsewhere in this Lease to provide the same or some of them.

        (d) Lessee's Share of Common Area Operating Expenses shall be payable by Lessee within ten (10) days after a reasonably detailed statement of actual expenses is presented to Lessee by Lessor. At Lessor's option, however, an amount may be estimated by Lessor from time to time of Lessee's Share of annual Common Area Operating Expenses and the same shall be payable monthly or quarterly, as Lessor shall designate, during each 12-month period of the Lease term, on the same day as the Base Rent is due hereunder. Lessor shall deliver to Lessee within ninety (90) days, after the expiration of each calendar year a reasonably detailed statement showing Lessee's Share of the actual Common Area Operating Expenses incurred during the preceding year. If Lessee's payments under this Paragraph 4.2(d) during said preceding year exceed Lessee's Share as indicated on said statement, Lessor shall be credited the amount of such over-

                                                 INITIALS: ILLEGIBLE
                                                           ---------
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payment against Lessee's Share of Common Area Operating Expenses next becoming due. If Lessee's payments under this Paragraph 4.2(d) during said preceding year were less than Lessee's Share as indicated on said statement, Lessee shall pay to Lessor the amount of the deficiency within ten (10) days after delivery by Lessor to Lessee of said statement.

5. SECURITY DEPOSIT. Lessee shall deposit with Lessor upon Lessee's execution hereof the Security Deposit set forth in Paragraph 1.7 as security for Lessee's faithful performance of Lessee's obligations under this Lease.
If Lessee fails to pay Base Rent or other rent or charges due hereunder, or otherwise Defaults under this Lease (as defined in Paragraph 13.1), Lessor may use, apply or retain all or any portion of said Security Deposit for the payment of any amount due Lessor or to reimburse or compensate Lessor for any liability, cost, expense, loss or damage (including attorneys' fees) which Lessor may suffer or incur by reason thereof. If Lessor uses or applies all or any portion of said Security Deposit, Lessee shall within ten (10) days after written request therefore deposit monies with Lessor sufficient to restore said Security Deposit to the full amount required by this Lease. Any time the Base Rent increases during the term of this Lease, Lessee shall, upon written request from Lessor, deposit additional monies with Lessor as an addition to the Security Deposit so that the total amount of the Security Deposit shall at all times bear the same proportion to the then current Base Rent as the initial Security Deposit bears to the Initial Base Rent set forth in Paragraph 1.5. Lessor shall not be required to keep all or any part of the Security Deposit separate from its general accounts. Lessor shall, at the expiration or earlier termination of the term hereof and after Lessee has vacated the Premises, return to Lessee (or, at Lessor's option, to the last assignee, if any, of Lessee's interest herein), that portion of the Security Deposit not used or applied by Lessor. Unless otherwise expressly agreed in writing by Lessor, no part of the Security Deposit shall be considered to be held in trust, to bear interest or other increment for its use, or to be prepayment for any monies to be paid by Lessee under this Lease.

6.  USE.

    6.1  PERMITTED USE.

         (a) Lessee shall use and occupy the Premises only for the Permitted Use set forth in Paragraph 1.8, or any other legal use which is reasonably comparable thereto, and for no other purpose. Lessee shall not use or permit the use of the Premises in a manner that is unlawful, creates waste or a nuisance, or that disturbs owners and/or occupants of, or causes damage to the Premises or neighboring premises or properties.

         (b) Lessor hereby agrees to not unreasonably withhold or delay its consent to any written request by Lessee, Lessee's assignees or subtenants, and by prospective assignees and subtenants of Lessee, its assignees and subtenants, for a modification of said Permitted Use, so long as the same will not impair the structural integrity of the improvements on the Premises or in the Building or the mechanical or electrical systems therein, does not conflict with uses by other lessees, is not significantly more burdensome to the Premises or the Building and the improvements thereon, and is otherwise permissible pursuant to this Paragraph 6. If Lessor elects to withhold such consent, Lessor shall within five (5) business days after such request give a written notification of same, which notice shall include an explanation of Lessor's reasonable objections to the change in use.

    6.2  HAZARDOUS SUBSTANCES.

         (a) REPORTABLE USES REQUIRE CONSENT. The term "HAZARDOUS SUBSTANCE" as used in this Lease shall mean any product, substance, chemical, material or waste whose presence, nature, quantity and/or intensity of existence, use, manufacture, disposal, transportation, spill, release or effect, either by itself or in combination with other materials expected to be on the Premises, is either: (i) potentially injurious to the public health, safety or welfare, the environment, or the Premises; (ii) regulated or monitored by any governmental authority; or (iii) a basis for potential liability of Lessor to any governmental agency or third party under any applicable statute or common law theory. Hazardous Substance shall include, but not be limited to, hydrocarbons, petroleum, gasoline, crude oil or any products or by-products thereof. Lessee shall not engage in any activity in or about the Premises which constitutes a Reportable Use (as hereinafter defined) of Hazardous Substances without the express prior written consent of Lessor and compliance in a timely manner (at Lessee's sole cost and expense) with all Applicable Requirements (as defined in Paragraph 6.3). "REPORTABLE USE" shall mean (i) the installation or use of any above or below ground storage tank, (ii) the generation, possession, storage, use, transportation, or disposal of a Hazardous Substance that requires a permit from, or with respect to which a report, notice, registration or business plan is required to be filed with, any governmental authority, and (iii) the presence in, on or about the Premises of a Hazardous Substance with respect to which any Applicable Laws require that a notice be given to persons entering or occupying the Premises or neighboring properties. Notwithstanding the foregoing, Lessee may, without Lessor's prior consent, but upon notice to Lessor and in compliance with all Applicable Requirements, use any ordinary and customary materials reasonably required to be used by Lessee in the normal course of the Permitted Use, so long as such use is not a Reportable Use and does not expose the Premises or neighboring properties to any meaningful risk of contamination or damage or expose Lessor to any liability therefor. In addition, Lessor may (but without any obligation to do so) condition its consent to any Reportable Use of any Hazardous Substance by Lessee upon Lessee's giving Lessor such additional assurances as Lessor, in its reasonable discretion, deems necessary to protect itself, the public, the Premises and the environment against damage, contamination or injury and/or liability therefor, including but not limited to the installation (and, at Lessor's option, removal on or before Lease expiration or earlier termination) of reasonably necessary protective modifications to the Premises (such as concrete encasements) and/or the deposit of any additional Security Deposit under Paragraph 5 hereof.

         (b) DUTY TO INFORM LESSOR. If Lessee knows, or has reasonable cause to believe, that a Hazardous Substance has come to be located in, on, under or about the Premises or the Building, other than as previously consented to by Lessor, Lessee shall immediately give Lessor written notice thereof, together with a copy of any statement, report, notice, registration, application, permit, business plan, license, claim, action, or proceeding given to, or received from, any governmental authority or private party concerning the presence, spill, release, discharge of, or exposure to, such Hazardous Substance including but not limited to all such documents as may be involved in any Reportable Use involving the Premises. Lessee shall not cause or permit any Hazardous Substance to be spilled or released in, on, under or about the Premises (including, without limitation, through the plumbing or sanitary sewer system).

         (c) INDEMNIFICATION. Lessee shall indemnify, protect, defend and hold Lessor, its agents, employees, lenders and ground lessor, if any, and the Premises, harmless from and against any and all damages, liabilities, judgments, costs, claims, liens, expenses, penalties, loss of permits and attorneys' and consultants' fees arising out of or involving any Hazardous Substance brought onto the Premises by or for Lessee or by anyone under Lessee's control. Lessee's obligations under this Paragraph 6.2(c) shall include, but not be limited to, the effects of any contamination or injury to person, property or the environment created or suffered by Lessee, and the cost of investigation (including consultants' and attorneys' fees and testing), removal, remediation, restoration and/or abatement thereof, or of any contamination therein involved, and shall survive the expiration or earlier termination of this Lease. No termination, cancellation or release agreement entered into by Lessor and Lessee shall release Lessee from its obligations under this Lease with respect to Hazardous Substances, unless specifically so agreed by Lessor in writing at the time of such agreement.

     6.3 LESSEE'S COMPLIANCE WITH REQUIREMENTS. Lessee shall, at Lessee's sole cost and expense, fully, diligently and in a timely manner, comply with all "APPLICABLE REQUIREMENTS," which term is used in this Lease to mean all laws, rules, regulations, ordinances, directives, covenants, easements and restrictions of record, permits, the requirements of any applicable fire insurance underwriter or rating bureau, and the recommendations of Lessor's engineers and/or consultants, relating in any manner to the Premises (including but not limited to matters pertaining to (i) industrial hygiene, (ii) environmental conditions on, in, under or about the Premises, including soil and groundwater conditions, and (iii) the use, generation, manufacture, production, installation, maintenance, removal, transportation, storage, spill, or release of any Hazardous Substance), now in effect or which may hereafter come into effect. Lessee shall, within five (5) days after receipt of Lessor's written request, provide Lessor with copies of all documents and information, including but not limited to permits, registrations, manifests, applications, reports and certificates, evidencing Lessee's compliance with any Applicable Requirements specified by Lessor, and shall immediately upon receipt, notify Lessor in writing (with copies of any documents involved) of any threatened or actual claim, notice, citation, warning, complaint or report pertaining to or involving failure by Lessee or the Premises to comply with any Applicable Requirements.

     6.4 INSPECTION; COMPLIANCE WITH LAW. Lessor, Lessor's agents, employees, contractors and designated representatives, and the holders of any mortgages, deeds of trust or ground leases on the Premises ("LENDERS") shall have the right to enter the Premises at any time in the case of an emergency, and otherwise at reasonable times, for the purpose of inspecting the condition of the Premises and for verifying compliance by Lessee with this Lease and all Applicable Requirements (as defined in Paragraph 6.3), and Lessor shall be entitled to employ experts and/or consultants in connection therewith to advise Lessor with respect to Lessee's activities, including but not limited to Lessee's installation, operation, use, monitoring, maintenance, or removal of any Hazardous Substance on or from the Premises. The costs and expenses of any such inspections shall be paid by the party requesting same, unless a Default or Breach of this Lease by Lessee or a violation of Applicable Requirements or a contamination, caused or materially contributed to by Lessee, is found to exist or to be imminent, or unless the inspection is requested or ordered by a governmental authority as the result of any such existing or imminent violation or contamination. In such case, Lessee shall upon request reimburse Lessor or Lessor's Lender, as the case may be, for the costs and expenses of such inspections.

7. MAINTENANCE, REPAIRS, UTILITY INSTALLATIONS, TRADE FIXTURES AND
   ALTERATIONS.

     7.1 LESSEE'S OBLIGATIONS.

         (a) Subject to the provisions of Paragraphs 2.2 (Condition), 2.3 (Compliance with Covenants, Restrictions and Building Code), 7.2 (Lessor's Obligations), 9 (Damage or Destruction), and 14 (Condemnation), Lessee shall, at Lessee's sole cost and expense and at all times, keep the Premises and every part thereof in good order, condition and repair (whether or not such portion of the Premises requiring repair, or the means of repairing the same, are reasonably or readily accessible to Lessee, and whether or not the need for such repairs occurs as a result of Lessee's use, any prior use, the elements or the age of such portion of the Premises), including, without limiting the generality of the foregoing, all equipment or facilities specifically serving the Premises, such as plumbing, heating, air conditioning, ventilating, electrical, lighting facilities, boilers, fired or unfired pressure vessels, fire hose connections if within the Premises, fixtures, interior walls, interior surfaces of exterior walls, ceilings, floors, windows, doors, plate glass, and skylights, but excluding any items which are the responsibility of Lessor pursuant to Paragraph 7.2 below. Lessee, in keeping the Premises in good order, condition and repair, shall exercise and perform good maintenance practices. Lessee's obligations shall include restorations, replacements or renewals when necessary to keep the Premises and all improvements thereon or a part thereof in good order, condition and state of repair.

         (b) Lessee shall, at Lessee's sole cost and expense, procure and maintain a contract, with copies to Lessor, in customary form and substance for and with a contractor specializing and experienced in the inspection, maintenance and service of the heating, air conditioning and ventilation system for the Premises. However, Lessor reserves the right, upon notice to Lessee, to procure and maintain the contract for the heating, air conditioning and ventilating systems, and if Lessor so elects, Lessee shall reimburse Lessor, upon demand, for the cost thereof.

         (c) If Lessee fails to perform Lessee's obligations under this Paragraph 7.1, Lessor may enter upon the Premises after ten (10) days' prior written notice to Lessee (except in the case of an emergency, in which case no notice shall be required), perform such obligations on Lessee's behalf, and put the Premises in good order, condition and repair, in accordance with Paragraph 13.2 below.

     7.2 LESSOR'S OBLIGATIONS. Subject to the provisions of Paragraphs 2.2 (Condition), 2.3 (Compliance with Covenants, Restrictions and Building Code),
4.2 (Common Area Operating Expenses), 6 (Use), 7.1 (Lessee's Obligations), 9 (Damage or Destruction) and 14 (Condemnation), Lessor, subject to reimbursement pursuant to Paragraph 4.2, shall keep in good order, condition and repair the foundations, exterior walls, structural condition of interior bearing walls, exterior roof, fire sprinkler and/or standpipe and hose (if located in the Common Areas) or other automatic fire extinguishing system including fire alarm and/or smoke detection

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systems and equipment, fire hydrants, parking lots, walkways, parkways, driveways, landscaping, fences, signs and utility system serving the Common Areas and all parts thereof, as well as providing the services for which there is a Common Area Operating Expense pursuant to Paragraph 4.2. Lessor shall not be obligated to paint the exterior or interior surfaces of exterior walls nor shall Lessor be obligated to maintain, repair or replace windows, doors or plate glass of the Premises. Lessee expressly waives the benefit of any statute now or hereafter in effect which would otherwise afford Lessee the right to make repairs at Lessor's expense or to terminate this Lease because of Lessor's failure to keep the Building, Industrial Center or Common Areas in good order, condition and repair.

    7.3  UTILITY INSTALLATIONS, TRADE FIXTURES, ALTERATIONS.

         (a) DEFINITIONS; CONSENT REQUIRED. The term "UTILITY INSTALLATIONS" is used in this Lease to refer to all air lines, power panels, electrical distribution, security, fire protection systems, communications systems, lighting fixtures, heating, ventilating and air conditioning equipment, plumbing, and fencing in, on or about the Premises. The term "TRADE FIXTURES" shall mean Lessee's machinery and equipment which can be removed without doing material damage to the Premises. The term "ALTERATIONS" shall mean any modification of the improvements on the Premises which are provided by Lessor under the terms of this Lease, other than Utility Installations or Trade Fixtures. "LESSEE-OWNED ALTERATIONS AND/OR UTILITY INSTALLATIONS" are defined as Alterations and/or Utility Installations made by Lessee that are not yet owned by Lessor pursuant to Paragraph 7.4(a). Lessee shall not make nor cause to be made any Alterations or Utility Installations in, on, under or about the Premises without Lessor's prior written consent. Lessee may, however, make non-structural Utility Installations to the interior of the Premises (excluding the roof) without Lessor's consent but upon notice to Lessor, so long as they are not visible from the outside of the Premises, do not involve puncturing, relocating or removing the roof or any existing walls, or changing or interfering with the fire sprinkler or fire detection systems and the cumulative cost thereof during the term of this Lease as extended does not exceed $2,500.00.

         (b) CONSENT. Any Alterations or Utility Installations that Lessee shall desire to make and which require the consent of the Lessor shall be presented to Lessor in written form with detailed plans. All consents given by Lessor, whether by virtue of Paragraph 7.3(a) or by subsequent specific consent, shall be deemed conditioned upon: (i) Lessee's acquiring all applicable permits required by governmental authorities; (ii) the furnishing of copies of such permits together with a copy of the plans and specifications for the Alteration or Utility Installation to Lessor prior to commencement of the work thereon; and (iii) the compliance by Lessee with all conditions of said permits in a prompt and expeditious manner. Any Alterations or Utility Installations by Lessee during the term of this Lease shall be done in a good and workmanlike manner, with good and sufficient materials, and be in compliance with all Applicable Requirements. Lessee shall promptly upon completion thereof furnish Lessor with as-built plans and specifications therefor. Lessor may, (but without obligation to do so) condition its consent to any requested Alteration or Utility Installation that costs $2,500.00 or more upon Lessee's providing Lessor with a lien and completion bond in an amount equal to one and one-half times the estimated cost of such Alteration or Utility Installation.

         (c) LIEN PROTECTION. Lessee shall pay when due all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use on the Premises, which claims are or may be secured by any mechanic's or materialmen's lien against the Premises for any interest therein. Lessee shall give Lessor not less than ten (10) days' notice prior to the commencement of any work in, on, or about the Premises, and Lessor shall have the right to post notices of non-responsibility in or on the Premises as provided by law. If Lessee shall, in good faith, contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense, defend and protect itself, Lessor and the Premises against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against the Lessor or the Premises. If Lessor shall require, Lessee shall furnish to Lessor a surety bond satisfactory to Lessor in an amount equal to one and one-half times the amount of such contested lien claim or demand, indemnifying Lessor against liability for the same, as required by law for the holding of the Premises free from the effect of such lien or claim. In addition, Lessor may require Lessee to pay Lessor's attorneys' fees and costs in participating in such action if Lessor shall decide it is to its best interest to do so.

    7.4  OWNERSHIP, REMOVAL, SURRENDER, AND RESTORATION.

         (a) OWNERSHIP. Subject to Lessor's right to require their removal and to cause Lessee to become the owner thereof as hereinafter provided in this Paragraph 7.4, all Alterations and Utility Installations made to the Premises by Lessee shall be the property of and owned by Lessee, but considered a part of the Premises. Lessor may, at any time and at its option, elect in writing to Lessee to be the owner of all or any specified part of the Lessee-Owned Alterations and Utility Installations. Unless otherwise instructed per Subparagraph 7.4(b) hereof, all Lessee-Owned Alterations and Utility Installations shall, at the expiration or earlier termination of this Lease, become the property of Lessor and remain upon the Premises and be surrendered with the Premises by Lessee.

         (b) REMOVAL. Unless otherwise agreed in writing, Lessor may require that any or all Lessee-Owned Alterations or Utility Installations be removed by the expiration or earlier termination of this Lease, notwithstanding that their installation may have been consented to by Lessor. Lessor may require that removal at any time of all or any part of any Alterations or Utility Installations made without the required consent of Lessor.

         (c) SURRENDER/RESTORATION. Lessee shall surrender the Premises by the end of the last day of the Lease term or any earlier termination date, clean and free of debris and in good operating order, condition and state of repair, ordinary wear and tear excepted. Ordinary wear and tear shall not include any damage or deterioration that would have been prevented by good maintenance practice or by Lessee performing all of its obligations under this Lease. Except as otherwise agreed or specified herein, the Premises, as surrendered, shall include the Alterations and Utility Installations. The obligation of Lessee shall include the repair of any damage occasioned by the installation, maintenance or removal of Lessee's Trade Fixtures, furnishings, equipment, and Lessee-Owned Alterations and Utility Installations, as well as the removal of any storage tank installed by or for Lessee, and the removal, replacement, or remediation of any soil, material or ground water contaminated by Lessee, all as may then be required by Applicable Requirements and/or good practice. Lessee's Trade Fixtures shall remain the property of Lessee and shall be removed by Lessee subject to its obligation to repair and restore the Premises per this Lease.

8.  INSURANCE; INDEMNITY.

    8.1  PAYMENT OF PREMIUM INCREASES.

         (a) As used herein, the term "INSURANCE COST INCREASE" is defined as any increase in the actual cost of the insurance applicable to the Building and required to be carried by Lessor pursuant to Paragraphs 8.2(b), 8.3(a) and 8.3(b). ("REQUIRED INSURANCE"), over and above the Base Premium, as hereinafter defined, calculated on an annual basis. "Insurance Cost
Increase" shall include, but not be limited to, requirements of the holder of a mortgage or deed of trust covering the Premises, increased valuation of the Premises, and/or a general premium rate increase. The term "Insurance Cost Increase" shall not, however, include any premium increases resulting from the nature of the occupancy of any other lessee of the Building. If the parties insert a dollar amount in Paragraph 1.9, such amount shall be considered the "BASE PREMIUM." If a dollar amount has not been inserted in Paragraph 1.9 and if the Building has been previously occupied during the the twelve (12) month period immediately preceding the Commencement Date, the "Base Premium" shall be the annual premium applicable to such twelve (12) month period. If the Building was not fully occupied during such twelve (12) month period, the "Base Premium" shall be the lowest annual premium reasonably obtainable for the Required Insurance as of the Commencement Date, assuming the most nominal use possible of the Building. In no event, however, shall Lessee be responsible for any portion of the premium cost attributable to liability insurance coverage in excess of $1,000,000 procured under Paragraph 8.2(b).

         (b) Lessee shall pay any Insurance Cost increase to Lessor pursuant to Paragraph 4.2. Premiums for policy periods commencing prior to, or extending beyond, the term of this Lease shall be prorated to coincide with the corresponding Commencement Date or Expiration Date.

    8.2  LIABILITY INSURANCE.

         (a) CARRIED BY LESSEE. Lessee shall obtain and keep in force during the term of this Lease a Commercial General Liability policy of insurance protecting Lessee, Lessor and any Lender(s) whose names have been provided to Lessee in writing (as additional insureds) against claims for bodily injury, personal injury and property damage based upon, involving or arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such Insurance shall be on an occurrence basis providing single limit coverage in an amount not less than $1,000,000 per occurrence with an "Additional Insured-Managers or Lessors of Premises" endorsement and contain the "Amendment of the Pollution Exclusion" endorsement for damage caused by heat, smoke or fumes from a hostile fire. The policy shall not contain any intra-insured exclusions as between insured persons or organizations, but shall include coverage for liability assumed under this Lease as an "INSURED CONTRACT" for the performance of Lessee's indemnity obligations under this Lease. The limits of said insurance required by this Lease or as carried by Lessee shall not, however, limit the liability of Lessee nor relieve Lessee of any obligation hereunder. All insurance to be carried by Lessee shall be primary to and not contributory with any similar insurance carried by Lessor, whose insurance shall be considered excess insurance only.

         (b) CARRIED BY LESSOR. Lessor shall also maintain liability insurance described in Paragraph 8.2(a) above, in addition to and not in lieu of, the insurance required to be maintained by Lessee. Lessee shall not be named as an additional insured therein.

    8.3  PROPERTY INSURANCE-BUILDING, IMPROVEMENTS AND RENTAL VALUE.

         (a) BUILDING AND IMPROVEMENTS. Lessor shall obtain and keep in force during the term of this Lease a policy or policies in the name of Lessor, with loss payable to Lessor and to any Lender(s), insuring against loss or damage to the Premises. Such insurance shall be for full replacement cost, as the same shall exist from time to time, or the amount required by any Lender(s), but in no event more than the commercially reasonable and available insurable value thereof if, by reason of the unique nature or age of the improvements involved, such latter amount is less than full replacement cost. Lessee-Owned Alterations and Utility Installations, Trade Fixtures and Lessee's personal property shall be insured by Lessee pursuant to Paragraph 8.4. If the coverage is available and commercially appropriate, Lessor's policy or policies shall insure against all risks of direct physical loss or damage (except the perils of flood and/or earthquake unless required by a Lender or included in the Base Premium), including coverage for any additional costs resulting from debris removal and reasonable amounts of coverage for the enforcement of any ordinance or law regulating the reconstruction or replacement of any undamaged sections of the Building required to be demolished or removed by reason of the enforcement of any building, zoning, safety or land use laws as the result of a covered loss, but not including plate glass insurance. Said policy or policies shall also contain an agreed valuation provision in lieu of any co-insurance clause, waiver of subrogation, and inflation guard protection causing an increase in the annual property insurance coverage amount by a factor of not less than the adjusted U.S. Department of Labor Consumer Price Index for All Urban Consumers for the city nearest to where the Premises are located.

         (b) RENTAL VALUE. Lessor shall also obtain and keep in force during the term of this Lease a policy or policies in the name of Lessor, with loss payable to Lessor and any Lender(s), insuring the loss of the full rental and other charges payable by all lessees of the Building to Lessor for one year (including all Real Property Taxes, Insurance costs, all Common Area Operating Expenses and any scheduled rental increases). Said insurance may provide that in the event the Lease is terminated by reason of an insured loss, the period of indemnity for such coverage shall be extended beyond the date of the completion of repairs or replacement of the Premises, to provide for one full years' loss of rental revenues from the date of any such loss. Said insurance shall contain an agreed valuation provision in lieu of any co-insurance clause, and the amount of coverage shall be adjusted annually to reflect the projected rental income, Real Property Taxes, insurance premium costs and other expenses, if any, otherwise payable, for the next 12-month period. Common Area Operating Expenses shall include any deductible amount in the event of such loss.

         (c) ADJACENT PREMISES. Lessee shall pay for any increase in the premiums for the property insurance of the Building and for the Common Areas or other buildings in the Industrial Center if said increase is caused by Lessee's acts, omissions, use or occupancy of the Premises.


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

         (d) LESSEE'S IMPROVEMENTS. Since Lessor is the Insuring Party, Lessor shall not be required to insure Lessee-Owned Alterations and Utility Installations unless the item in question has become the property of Lessor under the terms of this Lease.

    8.4  LESSEE'S PROPERTY INSURANCE.  Subject to the requirements of
Paragraph 8.5, Lessee at its cost shall either by separate policy or, at Lessor's option, by endorsement to a policy already carried, maintain insurance coverage on all of Lessee's personal property, Trade Fixtures and Lessee-Owned Alterations and Utility Installations in, on, or about the Premises similar in coverage to that carried by Lessor as the Insuring Party under Paragraph 8.3(a). Such insurance shall be full replacement cost coverage with a deductible not to exceed $1,000 per occurrence. The proceeds from any such insurance shall be used by Lessee for the replacement of personal property and the restoration of Trade Fixtures and Lessee-Owned Alterations and Utility Installations. Upon request from Lessor, Lessee shall provide Lessor with written evidence that such insurance is in force.

    8.5 INSURANCE POLICIES. Insurance required hereunder shall be in companies duly licensed to transact business in the state where the Premises are located, and maintaining during the policy term a "General Policyholders Rating" of at least B+, V, or such other rating as may be required by a Lender, as set forth in the most current issue of "Best's Insurance Guide." Lessee shall not do or permit to be done anything which shall invalidate the insurance policies referred to in this Paragraph 8. Lessee shall cause to be delivered to Lessor, within seven (7) days after the earlier of the Early Possession Date or the Commencement Date, certified copies of, or certificates evidencing the existence and amounts of, the insurance required under Paragraph 8.2(a) and 8.4. No such policy shall be cancelable or subject to modification except after thirty (30) days' prior written notice to Lessor. Lessee shall at least thirty (30) days prior to the expiration of such policies, furnish Lessor with evidence of renewals or "insurance binders" evidencing renewal thereof, or Lessor may order such insurance and charge the cost thereof to Lessee, which amount shall be payable by Lessee to Lessor upon demand.

    8.6 WAIVER OF SUBROGATION. Without affecting any other rights or remedies, Lessee and Lessor each hereby release and relieve the other, and waive their entire right to recover damages (whether in contract or in tort) against the other, for loss or damage to their property arising out of or incident to the perils required to be insured against under Paragraph 8. The effect of such releases and waivers of the right to recover damages shall not be limited by the amount of insurance carried or required, or by any deductibles applicable thereto. Lessor and Lessee agree to have their respective insurance companies issuing property damage insurance waive any right to subrogation that such companies may have against Lessor or Lessee, as the case may be, so long as the insurance is not invalidated thereby.

    8.7 INDEMNITY. Except for Lessor's negligence and/or breach of express warranties, Lessee shall indemnify, protect, defend and hold harmless the Premises, Lessor and its agents, Lessor's master or ground lessor, partners and Lenders, from and against any and all claims, loss of rents and/or damages, costs, liens, judgments, penalties, loss of permits, attorneys' and consultants' fees, expenses and/or liabilities arising out of, involving, or in connection with, the occupancy of the Premises by Lessee, the conduct of Lessee's business, any act, omission or neglect of Lessee, its agents, contractors, employees or invitees, and out of any Default or Breach by Lessee in the performance in a timely manner of any obligation on Lessee's part to be performed under this Lease. The foregoing shall include, but not be limited to, the defense or pursuit of any claim or any action or proceeding involved therein, and whether or not (in the case of claims made against Lessor) litigated and/or reduced to judgment. In case any action or proceeding be brought against Lessor by reason of any of the foregoing matters, Lessee upon notice from Lessor shall defend the same at Lessee's expense by counsel reasonably satisfactory to Lessor and Lessor shall cooperate with Lessee in such defense. Lessor need not have first paid any such claim in order to be so indemnified.

    8.8 EXEMPTION OF LESSOR FROM LIABILITY. Lessor shall not be liable for injury or damage to the person or goods, wares, merchandise or other property of Lessee, Lessee's employees, contractors, invitees, customers, or any other person in or about the Premises, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, fire sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether said injury or damage results from conditions arising upon the Premises or upon other portions of the Building of which the Premises are a part, from other sources or places, and regardless of whether the cause of such damage or injury or the means of repairing the same is accessible or not. Lessor shall not be liable for any damages arising from any act or neglect of any other lessee of Lessor nor from the failure by Lessor to enforce the provisions of any other lease in the Industrial Center. Notwithstanding Lessor's negligence or breach of this Lease, Lessor shall under no circumstances be liable for injury to Lessee's business or for any loss of income or profit therefrom.

9.  DAMAGE OR DESTRUCTION.

    9.1  DEFINITIONS.

         (a) "PREMISES PARTIAL DAMAGE" shall mean damage or destruction to the Premises, other than Lessee-Owned Alterations and Utility Installations, the repair cost of which damage or destruction is less than fifty percent (50%) of the then Replacement Cost (as defined in Paragraph 9.1(d) of the Premises (excluding Lessee-Owned Alterations and Utility Installations and Trade Fixtures) immediately prior to such damage or destruction.

         (b) "PREMISES TOTAL DESTRUCTION" shall mean damage or destruction to the Premises, other than Lessee-Owned Alterations and Utility Installations, the repair cost of which damage or destruction is fifty percent (50%) or more of the then Replacement Cost of the Premises (excluding Lessee-Owned Alterations and Utility Installations and Trade Fixtures) immediately prior to such damage or destruction. In addition, damage or destruction to the Building, other than Lessee-Owned Alterations and Utility Installations and Trade Fixtures of any lessees of the Building, the cost of which damage or destruction is fifty percent (50%) or more of the then Replacement Cost (excluding Lessee-Owned Alterations and Utility Installations and Trade Fixtures of any lessees of the Building) of the Building shall, at the option of Lessor, be deemed to be Premises Total Destruction.

         (c) "INSURED LOSS" shall mean damage or destruction to the Premises, other than Lessee-Owned Alterations and Utility Installations and Trade Fixtures, which was caused by an event required to be covered by the insurance described in Paragraph 8.3(a) irrespective of any deductible amounts or coverage limits involved.

         (d) "REPLACEMENT COST" shall mean the cost to repair or rebuild the improvements owned by Lessor at the time of the occurrence to their condition existing immediately prior thereto, including demolition, debris removal and upgrading required by the operation of applicable building codes, ordinances or laws, and without deduction for depreciation.

         (e) "HAZARDOUS SUBSTANCE CONDITION" shall mean the occurrence or discovery of a condition involving the presence of, or a contamination by, a Hazardous Substance as defined in Paragraph 6.2(a), in, on, or under the Premises.

    9.2 PREMISES PARTIAL DAMAGE--INSURED LOSS. If Premises Partial Damage that is an Insured Loss occurs, then Lessor shall, at Lessor's expense, repair such damage (but not Lessee's Trade Fixtures or Lessee-Owned Alterations and Utility Installations) as soon as reasonably possible and this Lease shall continue in full force and effect. In the event, however, that there is a shortage of insurance proceeds and such shortage is due to the fact that, by reason of the unique nature of the Improvements in the Premises, full replacement cost insurance coverage was not commercially reasonable and available, Lessor shall have no obligation to pay for the shortage in insurance proceeds or to fully restore the unique aspects of the Premises unless Lessee provides Lessor with the funds to cover same, or adequate assurance thereof, within ten (10) days following receipt of written notice of such shortage and request therefor. If Lessor receives said funds or adequate assurance thereof within said ten (10) day period, Lessor shall complete them as soon as reasonably possible and this Lease shall remain in full force and effect. If Lessor does not receive such funds or assurance within said period, Lessor may nevertheless elect by written notice to Lessee within ten (10) days thereafter to make such restoration and repair as is commercially reasonable with Lessor paying any shortage in proceeds, in which case this Lease shall remain in full force and effect. If Lessor does not receive such funds or assurance within such ten (10) day period, and if Lessor does not so elect to restore and repair, than this Lease shall terminate sixty (60) days following the occurrence of the damage or destruction. Unless otherwise agreed, Lessee shall in no event have any right to reimbursement from Lessor for any funds contributed by Lessee to repair any such damage or destruction. Premises Partial Damage due to flood or earthquake shall be subject to Paragraph 9.3 rather than Paragraph 9.2, notwithstanding that there may be some insurance coverage, but the net proceeds of any such insurance shall be made available for the repairs if made by either Party.

    9.3 PARTIAL DAMAGE--UNINSURED LOSS. If Premises Partial Damage that is not an Insured Loss occurs, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee's expense and this Lease shall continue in full force and effect), Lessor may at Lessor's option, either (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or
(ii) give written notice to Lessee within thirty (30) days after receipt by Lessor of knowledge of the occurrence of such damage of Lessor's desire to terminate this Lease as of the date sixty (60) days following the date of such notice. In the event Lessor elects to give such notice of Lessor's intention to terminate this Lease, Lessee shall have the right within ten (10) days after the receipt of such notice to give written notice to Lessor of Lessee's commitment to pay for the repair of such damage totally at Lessee's expense and without reimbursement from Lessor. Lessee shall provide Lessor with the required funds or satisfactory assurance thereof within thirty (30) days following such commitment from Lessee. In such event this Lease shall continue in full force and effect, and Lessor shall proceed to make such repairs as soon as reasonably possible after the required funds are available. If Lessee does not give such notice and provide the funds or assurance thereof within the times specified above, this Lease shall terminate as of the date specified in Lessor's notice of termination.

    9.4 TOTAL DESTRUCTION. Notwithstanding any other provision hereof, if Premises Total Destruction occurs (including any destruction required by any authorized public authority), this Lease shall terminate sixty (60) days following the date of such Premises Total Destruction, whether or not the damage or destruction is an Insured Loss or was caused by a negligent or willful act of Lessee. In the event, however, that the damage or destruction was caused by Lessee, Lessor shall have the right to recover Lessor's damages from Lessee except as released and waived in Paragraph 9.7.

    9.5 DAMAGE NEAR END OF TERM. If at any time during the last six (6) months of the term of this Lease there is damage for which the cost to repair exceeds one month's Base Rent, whether or not an Insured Loss, Lessor may, at Lessor's option, terminate this Lease effective sixty (60) days following the date of occurrence of such damage by giving written notice to Lessee of Lessor's election to do so within thirty (30) days after the date of occurrence of such damage. Provided, however, if Lessee at that time has an exercisable option to extend this Lease or to purchase the Premises, then Lessee may preserve this Lease by (a) exercising such option, and (b) providing Lessor with any shortage in insurance proceeds (or adequate assurance thereof) needed to make the repairs on or before the earlier of (i) the date which is ten (10) days after Lessee's receipt of Lessor's written notice purporting to terminate this Lease, or (ii) the day prior to the date upon which such option expires. If Lessee duly exercises such option during such period and provides Lessor with funds (or adequate assurance thereof) to cover any shortage in insurance proceeds, Lessor shall, at Lessor's expense repair such damage as soon as reasonably possible and this Lease shall continue in full force and effect. If Lessee fails to exercise such option and provide such funds or assurance during such period, then this Lease shall terminate as of the date set forth in the first sentence of this Paragraph 9.5.

    9.6  ABATEMENT OF RENT; LESSEE'S REMEDIES.

         (a) In the event of (i) Premises Partial Damage or (ii) Hazardous Substance Condition for which Lessee is not legally responsible, the Base Rent Common Area Operating Expenses and other charges, if any, payable by Lessee hereunder for the period during which such damage or condition, its repair, remediation or restoration continues, shall be abated in proportion to the degree to which Lessee's use of the Premises is impaired, but not in excess of proceeds for insurance required to be carried under paragraph 8.3(b). Except for abatement of Base Rent, Common Area Operating Expenses and other charges, if any, as aforesaid, all other obligations of Lessee hereunder shall be performed by Lessee, and Lessee shall have no claim against Lessor for any damage suffered by reason of any such damage, destruction, repair, remediation or restoration.

         (b) If Lessor shall be obligated to repair or restore the Premises under the provisions of this Paragraph 9 and shall not commence, in a substantial and meaningful way, the repair or restoration of the Premises within ninety (90) days after such obligation shall accrue, Lessee may, at any time prior to the commencement of such repair or restoration, give written notice to Lessor and to any Lenders of which Lessee has actual notice of Lessee's election to terminate this Lease on a date not less than sixty
(60) days following the giving of such notice. If Lessee gives such notice to Lessor and such Lenders and such repair or restoration is not commenced within thirty (30) days after receipt of such notice, this Lease shall terminate as of the date specified in said notice. If Lessor or a Lender commences the repair or restoration of the Premises within thirty (30) days after the receipt of such notice, this Lease shall continue in full force and effect. "COMMENCE" as used in this Paragraph 9.6 shall mean either the unconditional authorization of the preparation of the required plans, or the beginning of the actual work on the Premises, whichever occurs first.

    9.7 HAZARDOUS SUBSTANCE CONDITIONS. If a Hazardous Substance Condition occurs, unless Lessee is legally responsible therefor (in which case Lessee shall make the investigation and remediation thereof required by Applicable Requirements and this Lease shall continue in full force and effect, but subject to Lessor's rights under Paragraph 6.2(c) and Paragraph 13), Lessor may at Lessor's option either (i) investigate and remediate such Hazardous Substance Condition, if required, as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) if the estimated cost to investigate and remediate such condition exceeds twelve (12) times the then monthly Base Rent or $100,000 whichever is greater, give written notice to Lessee within thirty (30) days after receipt by Lessor of knowledge of the occurrence of such Hazardous Substance
Condition of Lessor's desire to terminate this Lease as of the date sixty
(60) days following the date of such notice. In the event Lessor elects to give such notice of Lessor's intention to terminate this Lease, Lessee shall have the right within ten (10) days after the receipt of such notice to give written notice to Lessor of Lessee's commitment to pay for the excess costs of (a) investigation and remediation of such Hazardous Substance Condition to the extent required by Applicable Requirements, over (b) an amount equal to twelve (12) times the then monthly Base Rent or $100,000, whichever is greater. Lessee shall provide Lessor with the funds required of Lessee or satisfactory assurance thereof within thirty (30) days following said commitment by Lessee. In such event this Lease shall continue in full force and effect, and Lessor shall proceed to make such investigation and remediation as soon as reasonably possible after the required funds are available. If Lessee does not give such notice and provide the required funds or assurance thereof within the time period specified above, this Lease shall terminate as of the date specified in Lessor's notice of termination.

    9.8 TERMINATION--ADVANCE PAYMENTS. Upon termination of this Lease pursuant to this Paragraph 9, Lessor shall return to Lessee any advance payment made by Lessee to Lessor and so much of Lessee's Security Deposit as has not been, or is not then required to be, used by Lessor under the terms of this Lease.

    9.9 WAIVER OF STATUTES. Lessor and Lessee agree that the terms of this Lease shall govern the effect of any damage to or destruction of the Premises and the Building with respect to the termination of this Lease and hereby waive the provisions of any present or future statute to the extent it is inconsistent herewith.

    10. REAL PROPERTY TAXES.

         10.1 PAYMENT OF TAXES. Lessor shall pay the Real Property Taxes, as defined in Paragraph 10.2(a), applicable to the Industrial Center, and except as otherwise provided in Paragraph 10.3, any increases in such amounts over the Base Real Property Taxes shall be included in the calculation of Common Area Operating Expenses in accordance with the provisions of Paragraph 4.2.

         10.2  REAL PROPERTY TAX DEFINITIONS.

               (a) As used herein, the term "REAL PROPERTY TAXES" shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary, and any license fee, commercial rental tax, improvement bond or bonds, levy or tax (other than inheritance, personal income or estate taxes) imposed upon the Industrial Center by any authority having the direct or indirect power to tax, including any city, state or federal government, or any school, agricultural, sanitary, fire, street, drainage, or other improvement district thereof, levied against any legal or equitable interest of Lessor in the Industrial Center or any portion thereof, Lessor's right to rent or other income therefrom, and/or Lessor's business of leasing the Premises. The term "REAL PROPERTY TAXES" shall also include any tax, fee, levy, assessment or charge, or any increase therein, imposed by reason of events occurring, or changes in Applicable Law taking effect, during the term of this Lease, including but not limited to a change in the ownership of the Industrial Center or in the improvements thereon, the execution of this Lease, or any modification, amendment or transfer thereof, and whether or not contemplated by the Parties.

               (b) As used herein, the term "BASE REAL PROPERTY TAXES" shall be the amount of Real Property Taxes, which are assessed against the Premises, Building or Common Areas in the calendar year during which the Lease is executed. In calculating Real Property Taxes for any calendar year, the Real Property Taxes for any real estate tax year shall be included in the calculation of Real Property Taxes for such calendar year based upon the number of days which such calendar year and tax year have in common.

    10.3 ADDITIONAL IMPROVEMENTS. Common Area Operating Expenses shall not include Real Property Taxes specified in the tax assessor's records and work sheets as being caused by additional improvements placed upon the Industrial Center by other lessees or by Lessor for the exclusive enjoyment of such other lessees. Notwithstanding Paragraph 10.1 hereof, Lessee shall, however, pay to Lessor at the time Common Area Operating Expenses are payable under Paragraph 4.2, the entirety of any increase in Real Property Taxes if assessed solely by reason of Alterations, Trade Fixtures or Utility Installations placed upon the Premises by Lessee or at Lessee's request.

    10.4 JOINT ASSESSMENT. If the Building is not separately assessed, Real Property Taxes allocated to the Building shall be an equitable proportion of the Real Property Taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be determined by Lessor from the respective valuations assigned in the assessor's work sheets or such other information as may be reasonably available. Lessor's reasonable determination thereof, in good faith, shall be conclusive.

    10.5 LESSEE'S PROPERTY TAXES. Lessee shall pay prior to delinquency all taxes assessed against and levied upon Lessee-Owned Alterations and Utility Installations, Trade Fixtures, furnishings, equipment and all personal property of Lessee contained in the Premises or stored within the Industrial Center. When possible, Lessee shall cause its Lessee-Owned Alterations and Utility Installations, Trade Fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Lessor. If any of Lessee's said property shall be assessed with Lessor's real property, Lessee shall pay Lessor the taxes attributable to Lessee's property within ten (10) days after receipt of a written statement setting forth the taxes applicable to Lessee's property.

11. UTILITIES. Lessee shall pay directly for all utilities and services supplied to the Premises, including but not limited to electricity, telephone, security, gas and cleaning of the Premises, together with any taxes thereon. If any such utilities or services are not separately metered to the Premises or separately billed to the Premises, Lessee shall pay to Lessor a reasonable proportion to be determined by Lessor of all such charges jointly metered or billed with other premises in the Building, in the manner and within the time periods set forth in Paragraph 4.2(d).

12. ASSIGNMENT AND SUBLETTING.

    12.1  LESSOR'S CONSENT REQUIRED.

          (a) Lessee shall not voluntarily or by operation of law assign, transfer, mortgage or otherwise transfer or encumber (collectively, "assign") or sublet all or any part of Lessee's interest in this Lease or in the Premises without Lessor's prior written consent given under and subject to the terms of Paragraph 36.

         (b) A change in the control of Lessee shall constitute an assignment requiring Lessor's consent. The transfer, on a cumulative basis, of twenty-five percent (25%) or more of the voting control of Lessee shall constitute a change in control for this purpose.

         (c) The involvement of Lessee or its assets in any transaction, or series of transactions (by way of merger, sale, acquisition, financing, refinancing, transfer, leveraged buy-out or otherwise), whether or not a formal assignment or hypothecation of this Lease or Lessee's assets occurs, which results or will result in a reduction of the Net Worth of Lessee, as hereinafter defined, by an amount equal to or greater than twenty-five percent (25%) of such Net Worth of Lessee as it was represented to Lessor at the time of full execution and delivery of this Lease or at the time of the most recent assignment to which Lessor has consented, or as it exists immediately prior to said transaction or transactions constituting such reduction, at whichever time said Net Worth of Lessee was or is greater, shall be considered an assignment of this Lease by Lessee to which Lessor may reasonably withhold its consent. "NET WORTH OF LESSEE" for purposes of this Lease shall be the net worth of Lessee (excluding any Guarantors) established under generally accepted accounting principles consistently applied.

         (d) An assignment or subletting of Lessee's interest in this Lease without Lessor's specific prior written consent shall, at Lessor's option, be a Default curable after notice per Paragraph 13.1, or a non-curable Breach without the necessity of any notice and grace period. If Lessor elects to treat such unconsented to assignment or subletting as a non-curable Breach, Lessor shall have the right to either: (i) terminate this Lease, or (ii) upon thirty (30) days' written notice ("LESSOR'S NOTICE"), increase the monthly Base Rent for the Premises to the greater of the then fair market rental value of the Premises, as reasonably determined by Lessor, or one hundred ten percent (110%) of the Base Rent then in effect, Pending determination of the new fair market rental value, if disputed by Lessee, Lessee shall pay the amount set forth in Lessor's Notice, with any overpayment credited against the next installment(s) of Base Rent coming due, and any underpayment for the period retroactively to the effective date of the adjustment being due and payable immediately upon the determination thereof. Further, in the event of such Breach and rental adjustment, (i) the purchase price of any option to purchase the Premises held by Lessee shall be subject to similar adjustment to the then fair market value as reasonably determined by Lessor (without the Lease being considered an encumbrance or any deduction for depreciation or obsolescence, and considering the Premises at its highest and best use and in good condition) or one hundred ten percent (110%) of the price previously in effect, (ii) any index-oriented rental or price adjustment formulas contained in this Lease shall be adjusted to require that the base index be determined with reference to the index applicable to the time of such adjustment, and
(iii) any fixed rental adjustments scheduled during the remainder of the Lease term shall be increased in the same ratio as the new rental bears to the Base Rent in effect immediately prior to the adjustment specified in Lessor's Notice.

         (e) Lessee's remedy for any breach of this Paragraph 12.1 by Lessor shall be limited to compensatory damages and/or injunctive relief.

     12.2  TERMS AND CONDITIONS APPLICABLE TO ASSIGNMENT AND SUBLETTING.

         (a) Regardless of Lessor's consent, any assignment or subletting shall not (i) be effective without the express written assumption by such assignee or sublessee of the obligations of Lessee under this Lease, (ii) release Lessee of any obligations hereunder, nor (iii) alter the primary liability of Lessee for the payment of Base Rent and other sums due Lessor hereunder or for the performance of any other obligations to be performed by Lessee under this Lease.

         (b) Lessor may accept any rent or performance of Lessee's obligations from any person other than Lessee pending approval or disapproval of an assignment. Neither a delay in the approval or disapproval of such assignment nor the acceptance of any rent for performance shall constitute a waiver or estoppel of Lessor's right to exercise its remedies for the Default or Breach by Lessee of any of the terms, covenants or conditions of this Lease.

         (c) The consent of Lessor to any assignment or subletting shall not constitute a consent to any subsequent assignment or subletting by Lessee or to any subsequent or successive assignment or subletting by the assignee or sublessee. However, Lessor may consent to subsequent sublettings and assignments of the sublease or any amendments or modifications thereto without notifying Lessee or anyone else liable under this Lease or the sublease and without obtaining their consent, and such action shall not relieve such persons from liability under this Lease or the sublease.

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          (d)  In the event of any Default or Breach of Lessee's obligation under this Lease, Lessor may proceed directly against Lessee, any Guarantors or anyone else responsible for the performance of the Lessee's obligations under this Lease, including any sublessee, without first exhausting Lessor's remedies against any other person or entity responsible therefor to Lessor, or any security held by Lessor.

          (e) Each request for consent to an assignment or subletting shall be in writing, accompanied by information relevant to Lessor's determination as to the financial and operational responsibility and appropriateness of the proposed assignee or sublessee, including but not limited to the intended use and/or required modification of the Premises, if any, together with a non-refundable deposit of $1,000 or ten percent (10%) of the monthly Base Rent applicable to the portion of the Premises which is the subject of the proposed assignment or sublease, whichever is greater, as reasonable consideration for Lessor's considering and processing the request for consent. Lessee agrees to provide Lessor with such other or additional information and/or documentation as may be reasonably requested by Lessor.

          (f) Any assignee of, or sublessee under, this Lease shall, by reason of accepting such assignment or entering into such sublease, be deemed, for the benefit of Lessor, to have assumed and agreed to conform and comply with each and every term, covenant, condition and obligation herein to be observed or performed by Lessee during the term of said assignment or sublease, other than such obligations as are contrary to or inconsistent with provisions of an assignment or sublease to which Lessor has specifically consented in writing.

          (g) The occurrence of a transaction described in Paragraph 12.2(c) shall give Lessor the right (but not the obligation) to require that the Security Deposit be increased by an amount equal to six (6) times the then monthly Base Rent, and Lessor may make the actual receipt by Lessor of the Security Deposit increase a condition to Lessor's consent to such transaction.

          (h) Lessor, as a condition to giving its consent to any assignment or subletting, may require that the amount and adjustment schedule of the rent payable under this Lease be adjusted to what is then the market value and/or adjustment schedule for property similar to the Premises as then constituted, as determined by Lessor.

     12.3 ADDITIONAL TERMS AND CONDITIONS APPLICABLE TO SUBLETTING. The following terms and conditions shall apply to any subletting by Lessee of all or any part of the Premises and shall be deemed included in all subleases under this Lease whether or not expressly incorporated therein:

          (a) Lessee hereby assigns and transfers to Lessor all of Lessee's interest in all rentals and income arising from any sublease of all or a portion of the Premises heretofore or hereafter made by Lessee, and Lessor may collect such rent and income and apply same toward Lessee's obligations under this Lease; provided, however, that until a Breach (as defined in Paragraph 13.1) shall occur in the performance of Lessee's obligations under this Lease, Lessee may, except as otherwise provided in this Lease, receive, collect and enjoy the rents accruing under such sublease. Lessor shall not by reason of the foregoing provision or any other assignment of such sublease to Lessor, nor by reason of the collection of the rents from a sublessee, be deemed liable to the sublessee for any failure of Lessee to perform and comply with any of Lessee's obligations to such sublessee under such Sublease. Lessee hereby irrevocably authorizes and directs any such sublessee, upon receipt of a written notice from Lessor stating that a Breach exists in the performance of Lessee's obligations under this Lease, to pay to Lessor the rents and other charges due and to become due under the sublease. Sublessee shall rely upon any such statement and request from Lessor and shall pay such rents and other charges to Lessor without any obligation or right to inquire as to whether such Breach exists and notwithstanding any notice from or claim from Lessee to the contrary. Lessee shall have no right or claim against such sublessee, or, until the Breach has been cured, against Lessor, for any such rents and other charges so paid by said sublessee to Lessor.

          (b) In the event of a Breach by Lessee in the performance of its obligations under this Lease, Lessor, at its option and without any obligation to do so, may require any sublessee to attorn to Lessor, in which event Lessor shall undertake the obligations of the sublessor under such sublease from the time of the exercise of said option to the expiration of such sublease; provided, however, Lessor shall not be liable for any prepaid rents or security deposit paid by such sublessee to such sublessor or for any other prior defaults or breaches of such sublessor under such sublease.

          (c) Any matter or thing requiring the consent of the sublessor under a sublease shall also require the consent of Lessor herein.

          (d) No sublessee under a sublease approved by Lessor shall further assign or sublet all or any part of the Premises without Lessor's prior written consent.

          (e) Lessor shall deliver a copy of any notice of Default or Breach by Lessee to the sublessee, who shall have the right to cure the Default of Lessee within the grace period, if any, specified in such notice. The sublessee shall have a right of reimbursement and offset from and against Lessee for any such Defaults cured by the sublessee.

     13.  DEFAULT; BREACH; REMEDIES.

     13.1 DEFAULT; BREACH. Lessor and Lessee agree that if an attorney is consulted by Lessor in connection with a Lessee Default or Breach (as hereinafter defined), $350.00 is a reasonable minimum sum per such occurrence for legal services and costs in the preparation and service of a notice of Default, and that Lessor may include the cost of such services and costs in said notice as rent due and payable to cure said default. A "DEFAULT" by Lessee is defined as a failure by Lessee to observe, comply with or perform any of the terms, covenants, conditions or rules applicable to Lessee under this Lease. A "BREACH" by Lessee is defined as the occurrence of any one or more of the following Defaults, and, where a grace period for cure after notice is specified herein, the failure by Lessee to cure such Default prior to the expiration of the applicable grace period, and shall entitle Lessor to pursue the remedies set forth in Paragraphs 13.2 and/or 13.3:

          (a) The vacating of the Premises without the intention to reoccupy same, or the abandonment of the Premises.

          (b) Except as expressly otherwise provided in this Lease, the failure by Lessee to make any payment of Base Rent, Lessee's Share of Common Area Operating Expenses, or any other monetary payment required to be made by Lessee hereunder as and when due, the failure by Lessee to provide Lessor with reasonable evidence of insurance or surety bond required under this Lease, or the failure of Lessee to fulfill any obligation under this Lease which endangers or threatens life or property, where such failure continues for a period of three (3) days following written notice thereof by or on behalf of Lessor to Lessee.

          (c) Except as expressly otherwise provided in this Lease, the failure by Lessee to provide Lessor with reasonable written evidence (in duly executed original form, if applicable) of (i) compliance with Applicable Requirements per Paragraph 6.3, (ii) the inspection, maintenance and service contracts required under Paragraph 7.1(b), (iii) the rescission of an unauthorized assignment or subletting per Paragraph 12.1, (iv) a Tenancy Statement per Paragraphs 16 or 37, (v) the subordination or non-subordination of this Lease per Paragraph 30, (vi) the guaranty of the performance of Lessee's obligations under this Lease if required under Paragraphs 1.11 and 37, (vii) the execution of any document requested under Paragraph 42 (easements), or (viii) any other documentation or information which Lessor may reasonably require of Lessee under the terms of this lease, where any such failure continues for a period of ten (10) days following written notice by or on behalf of Lessor to Lessee.

          (d) A Default by Lessee as to the terms, covenants, conditions or provisions of this Lease, or of the rules adopted under Paragraph 40 hereof that are to be observed, complied with or performed by Lessee, other than those described in Subparagraphs 13.1(a), (b) or (c), above, where such Default continues for a period of thirty (30) days after written notice thereof by or on behalf of Lessor to Lessee; provided, however, that if the nature of Lessee's Default is such that more than thirty (30) days are reasonably required for its cure, then it shall not be deemed to be a Breach of this Lease by Lessee if Lessee commences such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion.

          (e) The occurrence of any of the following events: (i) the making by Lessee of any general arrangement or assignment for the benefit of creditors; (ii) Lessee's becoming a "debtor" as defined in 11 U.S. Code
Section 101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within sixty (60) days);
(iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within thirty (30) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within thirty (30) days; provided, however, in the event that any provision of this Subparagraph 13.1(e) is contrary to any applicable law, such provision shall be of no force or effect, and shall not affect the validity of the remaining provisions.

          (f) The discovery by Lessor that any financial statement of Lessee or of any Guarantor, given to Lessor by Lessee or any Guarantor, was materially false.

          (g) If the performance of Lessee's obligations under this Lease is guaranteed: (i) the death of a Guarantor, (ii) the termination of a Guarantor's liability with respect to this Lease other than in accordance with the terms of such guaranty, (iii) a Guarantor's becoming insolvent or the subject of a bankruptcy filing, (iv) a Guarantor's refusal to honor the guaranty, or (v) a Guarantor's breach of its guaranty obligation on an anticipatory breach basis, and Lessee's failure, within sixty (60) days following written notice by or on behalf of Lessor to Lessee of any such event, to provide Lessor with written alternative assurances of security, which, when coupled with the then existing resources of Lessee, equals or exceeds the combined financial resources of Lessee and the Guarantors that existed at the time of execution of this Lease.

     13.2 REMEDIES. If Lessee fails to perform any affirmative duty or obligation of Lessee under this Lease, within ten (10) days after written notice to Lessee (or in case of an emergency, without notice), Lessor may at its option (but without obligation to do so), perform such duty or obligation on Lessee's behalf, including but not limited to the obtaining of reasonably required bonds, insurance policies, or governmental licenses, permits or approvals. The costs and expenses of any such performance by Lessor shall be due and payable by Lessee to Lessor upon invoice therefor, if any check given to Lessor by Lessee shall not be honored by the bank upon which it is drawn, Lessor, at its own option, may require all future payments to be made under this Lease by Lessee to be made only by cashier's check. In the event of a Breach of this Lease by Lessee (as defined in Paragraph 13.1), with or without further notice or demand, and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such Breach, Lessor may:

          (a) Terminate Leessee's right to possession of the Premises by any lawful means, in which case this Lease and the term hereof shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. In such event Lessor shall be entitled to recover from Lessee: (i) the worth at the time of the award of the unpaid rent which had been earned at the time of termination; (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that the Lessee proves could have been reasonably avoided; (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that the Lessee proves could be reasonably avoided; and (iv) any other amount necessary to compensate Lessor for all the detriment proximately caused by the Lessee's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including but not limited to the cost of recovering possession of the Premises, expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorney's fees, and that portion of any leasing commission paid by Lessor in connection with this Lease applicable to the unexpired term of this Lease. The worth at the time of award of the amount referred to in provision (iii) of the immediately preceding sentence shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco or the Federal Reserve Bank District in which the Premises are located at the time of award plus one percent (1%). Efforts by Lessor to mitigate damages caused by Lessee's Default or Breach of this Lease shall not waive Lessor's right to recover damages under this Paragraph 13.2. If termination of this Lease is obtained through the provisional remedy of unlawful detainer, Lessor shall have the right to recover in such pro-

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

ceeding the unpaid rent and damages as are recoverable therein, or Lessor may reserve the right to recover all or any part thereof in a separate suit for such rent and/or damages. If a notice and grace period required under Subparagraph 13.1(b), (c) or (d) was not previously given, a notice to pay rent or quit, or to perform or quit, as the case may be, given to Lessee under any statute authorizing the forfeiture of leases for unlawful detainer shall also constitute the applicable notice for grace period purposes required by Subparagraph 13.1(b), (c) or (d). In such case, the applicable grace period under the unlawful detainer statute shall run concurrently after the one such statutory notice, and the failure of Lessee to cure the Default within the greater of the two (2) such grace periods shall constitute both an unlawful detainer and a Breach of this Lease entitling Lessor to the remedies provided for in this Lease and/or by said statute.

         (b) Continue the Lease and Lessee's right to possession in effect (in California under California Civil Code Section 1951.4) after Lessee's Breach and recover the rent as it becomes due, provided Lessee has the right to sublet or assign, subject only to reasonable limitations. Lessor and Lessee agree that the limitations on assignment and subletting in this Lease are reasonable. Acts of maintenance or preservation, efforts to relet the Premises, or the appointment of a receiver to protect the Lessor's interest under this Lease, shall not constitute a termination of the Lessee's right to possession.

         (c) Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the state wherein the Premises are located.

         (d) The expiration or termination of this Lease and/or the termination of Lessee's right to possession shall not relieve Lessee from liability under any indemnity provisions of this Lease as to matters occurring or accruing during the term hereof or by reason of Lessee's occupancy of the Premises.

    13.3 INDUCEMENT RECAPTURE IN EVENT OF BREACH. Any agreement by Lessor for free or abated rent or other charges applicable to the Premises, or for the giving or paying by Lessor to or for Lessee of any cash or other bonus, inducement or consideration for Lessee's entering into this Lease, all of which concessions are hereinafter referred to as "INDUCEMENT PROVISIONS" shall be deemed conditioned upon Lessee's full and faithful performance of all of the terms, covenants and conditions of this Lease to be performed or observed by Lessee during the term hereof as the same may be extended. Upon the occurrence of a Breach (as defined in Paragraph 13.1) of this Lease by Lessee, any such Inducement Provision shall automatically be deemed deleted from this Lease and of no further force or effect, and any rent, other charge, bonus, inducement or consideration theretofore abated, given or paid by Lessor under such an Inducement Provision shall be immediately due and payable by Lessee to Lessor, as additional rent due under this Lease, notwithstanding any subsequent cure of said Breach by Lessee. The acceptance by Lessor of rent or the cure of the Breach which initiated the operation of this Paragraph 13.3 shall not be deemed a waiver by Lessor of the provisions of this Paragraph 13.3 unless specifically so stated in writing by Lessor at the time of such acceptance.

    13.4 LATE CHARGES. Lessee hereby acknowledges that late payment by Lessee to Lessor of rent and other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Lessor by the terms of any ground lease, mortgage or deed of trust covering the Premises. Accordingly, if any installment of rent or other sum due from Lessee shall not be received by Lessor or Lessor's designee within ten (10) days after such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall pay to Lessor a late charge equal to six percent (6%) of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's Default or Breach with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder. In the event a late charge is payable hereunder, whether or not collected, for three (3) consecutive installments of Base Rent, then notwithstanding Paragraph 4.1 or any other provision of this Lease to the contrary, Base Rent shall, at Lessor's option, become due and payable quarterly in advance.

    13.5 BREACH BY LESSOR. Lessor shall not be deemed in breach of this Lease unless Lessor fails within a reasonable time to perform an obligation required to be performed by Lessor. For purposes of this Paragraph 13.5, a reasonable time shall in no event be less than thirty (30) days after receipt by Lessor, and by any Lender(s) whose name and address shall have been furnished to Lessee in writing for such purpose, of written notice specifying wherein such obligation of Lessor has not been performed; provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) days after such notice are reasonably required for its performance, then Lessor shall not be in breach of this Lease if performance is commenced within such thirty (30) day period and thereafter diligently pursued to completion.

14. CONDEMNATION. If the Premises or any portion thereof are taken under the power of eminent domain or sold under the threat of the exercise of said power (all of which are herein called "condemnation"),this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs. If more than ten percent (10%) of the floor area of the Premises, or more than twenty-five percent (25%) of the portion of the Common Areas designated for Lessee's parking, is taken by condemnation, Lessee may, at Lessee's option, to be exercised in writing ten (10) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the Base Rent shall be reduced in the same proportion as the rentable floor area of the Premises taken bears to the total rentable floor area of the Premises. No reduction of Base Rent shall occur if the condemnation does not apply to any portion of the Premises. Any award for the taking of all or any part of the Premises under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor, whether such award shall be made as compensation for diminution of value of the leasehold of for the taking of the fee, or as severance damages; provided, however, that Lessee shall be entitled to any compensation, separately awarded to Lessee for Lessee's relocation expenses and/or loss of Lessee's Trade Fixtures. In the event that this Lease is not terminated by reason of such condemnation, Lessor shall to the extent of its not severance damages received, over and above Lessee's Share of the legal and other expenses incurred by Lessor in the condemnation matter, repair any damage to the Premises caused by such condemnation authority. Lessee shall be responsible for the payment of any amount in excess of such net severance damages required to complete such repair.

15. BROKER'S FEES.

    15.1 PROCURING CAUSE. The Broker(s) named in Paragraph 1.10 is/are the procuring cause of this Lease.

    15.2 ADDITIONAL TERMS. Unless Lessor and Broker(s) have otherwise agreed in writing, Lessor agrees that: (a) if Lessee exercises any Option (as defined in Paragraph 39.1) granted under this Lease or any Option subsequently granted, or (b) if Lessee acquires any rights to the Premises or other premises in which Lessor has an interest, or (c) if Lessee remains in possession of the Premises with the consent of Lessor after the expiration of the term of this Lease after having failed to exercise an Option, or (d) if said Brokers are the procuring cause of any other lease or sale entered into between the Parties pertaining to the Premises and/or any adjacent property in which Lessor has an interest, or (e) if Base Rent is increased, whether by agreement or operation of an escalation clause herein, than as to any of said transactions, Lessor shall pay said Broker(s) a fee in accordance with the schedule of said Broker(s) in effect at the time of the execution of this Lease.

    15.3 ASSUMPTION OF OBLIGATIONS. Any buyer or transferee of Lessor's interest in this Lease, whether such transfer is by agreement or by operation of law, shall be deemed to have assumed Lessor's obligation under this Paragraph 15. Each Broker shall be an intended third party beneficiary of the provisions of Paragraph 1.10 and of this Paragraph 15 to the extent of its interest in any commission arising from this Lease and may enforce that right directly against Lessor and its successors.

    15.4 REPRESENTATIONS AND WARRANTIES. Lessee and Lessor each represent and warrant to the other that it has had no dealings with any person, firm, broker or finder other than as named in Paragraph 1.10(a) in connection with the negotiating of this Lease and/or the consummation of the transaction contemplated hereby and that no broker or other person, firm or entity other than said named Broker(s) is entitled to any commission or finder's fee in connection with said transaction. Lessee and Lessor do each hereby agree to indemnify, protect, defend and hold the other harmless from and against liability for compensation or charges which may be claimed by any such unnamed broker, finder or other similar party by reason of any dealings or actions of the Indemnifying Party who, including any costs, expenses, and/or attorneys' fees reasonably incurred with respect thereto.

16.  TENANCY AND FINANCIAL STATEMENTS

    16.1 TENANCY STATEMENT. Each Party (as "RESPONDING PARTY") shall within ten
(10) days after written notice from the other Party (the "REQUESTING PARTY") execute, acknowledge and deliver to the Requesting Party a statement in writing in a form similar to the then most current "TENANCY STATEMENT" form published by the American Industrial Real Estate Association, plus such additional information, confirmation and/or statements as may be reasonably requested by the Requesting Party.

    16.2 FINANCIAL STATEMENT. If Lessor desires to finance, refinance, or sell the Premises or the Building, or any part thereof, Lessee and all Guarantors shall deliver to any potential lender or purchaser designated by Lessor such financial statements of Lessee and such Guarantors as may be reasonably required by such lender or purchaser, including but not limited to Lessee's financial statements for the past three (3) years. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

17. LESSOR'S LIABILITY. The term "LESSOR" as used herein shall mean the owner or owners at the time in question of the fee title to the Premises. In the event of a transfer of Lessor's title or interest in the Premises or in this Lease, Lessor shall deliver to the transferee or assignee (in cash or by credit) any unused Security Deposit held by Lessor at the time of such transfer or assignment. Except as provided in Paragraph 15.3, upon such transfer or assignment and delivery of the Security Deposit, as aforesaid, the prior Lessor shall be relieved of all liability with respect to the obligations and/or covenants under this Lease thereafter to be performed by the Lessor. Subject to the foregoing, the obligations and/or covenants in this Lease to be performed by the Lessor shall be binding only upon the Lessor as hereinabove defined.

18. SEVERABILITY. The invalidity of any provision of this Lease, as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

19. INTEREST ON PAST-DUE OBLIGATIONS. Any monetary payment due Lessor hereunder, other than late charges, not received by Lessor within ten (10) days following the date on which it was due, shall bear interest from the date due at the prime rate charged by the largest state chartered bank in the state in which the Premises are located plus four percent (4%) per annum, but not exceeding the maximum rate allowed by law, in addition to the potential late charge provided for in Paragraph 13.4.

20. TIME OF ESSENCE. Time is of the essence with respect to the performance of all obligations to be performed or observed by the Parties under this Lease.

21. RENT DEFINED. All monetary obligations of Lessee to Lessor under the terms of this Lease are deemed to be rent.

22. NO PRIOR OR OTHER AGREEMENTS; BROKER DISCLAIMER. This Lease contains all agreements between the Parties with respect to any matter mentioned herein, and no other prior or contemporaneous agreement or understanding shall be effective. Lessor and Lessee each represents and warrants to the Brokers that it has made, and is relying solely upon, its own investigation as to the nature, quality, character and financial responsibility of the other Party to this Lease and as to the nature, quality and character of the Premises. Brokers have no responsibility with respect thereto or with respect to any default or breach hereof by either Party. Each Broker shall be an intended third party beneficiary of the provisions of this Paragraph 22.

23. NOTICES.

    23.1 NOTICE REQUIREMENTS. All notices required or permitted by this Lease shall be in writing and may be delivered in person (by hand or by messenger or courier service) or may be sent by regular, certified or registered mail or U.S. Postal Service Express Mail, with postage prepaid, or by facsimile transmission during normal business hours, and shall be deemed sufficiently given if served in a manner specified in this Paragraph 23. The addresses noted adjacent to a Party's signature on this Lease shall be that Party's address for delivery or mailing of notice purposes. Either Party may by written notice to the other specify a different address for notice purposes, except that upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address for the purpose of mailing or delivering notices to Lessee. A copy of all notices required or permitted to be given to Lessor hereunder shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate by written notice to Lessee.

    23.2 DATE OF NOTICE. Any notice sent by registered or certified mail, return receipt requested, shall be deemed given on the date of delivery shown on the receipt card, or if no delivery date is shown, the postmark thereon. If sent by regular mail, the notice shall be deemed given forty-eight (48) hours after the same is addressed as required herein and mailed with postage prepaid. Notices delivered by United States Express Mail or overnight courier that guarantees next day delivery shall be deemed given twenty-four (24) hours after delivery of the same to the United States Postal Service or courier. If any notice is transmitted by facsimile transmission or similar means, the same shall be deemed served or delivered upon telephone or facsimile confirmation of receipt of the transmission thereof, provided a copy is also delivered via delivery or mail. If notice is received on a Saturday or a Sunday or a legal holiday, it shall be deemed received on the next business day.

24. WAIVERS. No waiver by Lessor of the Default or Breach of any term, covenant or condition hereof by Lessee, shall be deemed a waiver of any other term, covenant or condition hereof, or of any subsequent Default or Breach by Lessee of the same or any other term, covenant or condition hereof. Lessor's consent to, or approval of, any such act shall not be deemed to render unnecessary the obtaining of Lessor's consent to, or approval of, any subsequent or similar act by Lessee, or be construed as the basis of an estoppel to enforce the provision or provisions of this Lease requiring such consent. Regardless of Lessor's knowledge of a Default or Breach at the time of accepting rent, the acceptance of rent by Lessor shall not be a waiver of any Default or Breach by Lessee of any provision hereof. Any payment given Lessor by Lessee may be accepted by Lessor on account of moneys or damages due Lessor, notwithstanding any qualifying statements or conditions made by Lessee in connection therewith, which such statements and/or conditions shall be of no force or effect whatsoever unless specifically agreed to in writing by Lessor at or before the time of deposit of such payment.

25. RECORDING. Either Lessor or Lessee shall, upon request of the other, execute, acknowledge and deliver to the other a short form memorandum of this Lease for recording purposes. The Party requesting recordation shall be responsible for payment of any fees or taxes applicable thereto.

26. NO RIGHT TO HOLDOVER. Lessee has no right to retain possession of the Premises or any part thereof beyond the expiration or earlier termination of this Lease. In the event that Lessee holds over in violation of this Paragraph 26 then the Base Rent payable from and after the time of the expiration or earlier termination of this Lease shall be increased to two hundred percent (200%) of the Base Rent applicable during the month immediately preceding such expiration or earlier termination. Nothing contained herein shall be construed as a consent by Lessor to any holding over by Lessee.

27. CUMULATIVE REMEDIES. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

28. COVENANTS AND CONDITIONS. All provisions of this Lease to be observed or performed by Lessee are both covenants and conditions.

29. BINDING EFFECT; CHOICE OF LAW. This Lease shall be binding upon the Parties, their personal representatives, successors and assigns and be governed by the laws of the State in which the Premises are located. Any litigation between the Parties hereto concerning this Lease shall be initiated in the county in which the Premises are located.

30. SUBORDINATION; ATTORNMENT; NON-DISTURBANCE.

    30.1 SUBORDINATION. The Lease and any Option granted hereby shall be subject and subordinate to any ground lease, mortgage, deed of trust, or other hypothecation or security device (collectively, "SECURITY DEVICE"), now or hereafter placed by Lessor upon the real property of which the Premises are a part, to any and all advances made on the security thereof, and all renewals, modifications, consolidations, replacements and extensions thereof. Lessee agrees that the Lenders holding any such Security Device shall have no duty, liability or obligation to perform any of the obligations of Lessor under this Lease, but that in the event of Lessor's default with respect to any such obligation, Lessee will give any Lender whose name and address have been furnished Lessee in writing for such purpose notice of Lessor's default pursuant to Paragraph 13.5. If any Lender shall elect to have this Lease and/or any Option granted hereby superior to the lien of its Security Device and shall give written notice thereof to Lessee, this Lease and such Options shall be deemed prior to such Security Device, notwithstanding the relative dates of the documentation or recordation thereof.

    30.2 ATTORNMENT. Subject to the non-disturbance provisions of Paragraph 30.3, Lessee agrees to attorn to a Lender or any other party who acquires ownership of the Premises by reason of a foreclosure of a Security Device, and that in the event of such foreclosure, such new owner shall not: (i) be liable for any act or omission of any prior lessor or with respect to events occurring prior to acquisition of ownership, (ii) be subject to any offsets or defenses which Lessee might have against any prior lessor, or (iii) be bound by prepayment of more than one month's rent.

    30.3 NON-DISTURBANCE. WIth respect to Security Devices entered into by Lessor after the execution of this lease, Lessee's subordination of this Lease shall be subject to receiving assurance (a "non-disturbance agreement") from the Lender that Lessee's possession and this Lease, including any options to extend the term hereof, will not be disturbed so long as Lessee is not in Breach hereof and attorns to the record owner of the Premises.

    30.4 SELF-EXECUTING. The agreements contained in this Paragraph 30 shall be effective without the execution of any further documents; provided, however, that upon written request from Lessor or a Lender in connection with a sale, financing or refinancing of Premises, Lessee and Lessor shall execute such further writings as may be reasonably required to separately document any such subordination or non-subordination, attornment and/or non-disturbance agreement as is provided for herein.

31. ATTORNEYS' FEES. If any Party or Broker brings an action or proceeding to enforce the terms hereof or declare rights hereunder, the Prevailing Party (as hereafter defined) in any such proceeding, action, or appeal thereon, shall be entitled to reasonable attorneys' fees. Such fees may be awarded in the same suit or recovered in a separate suit, whether or not such action or proceeding is pursued to decision or judgment. The term "PREVAILING PARTY" shall include, without limitation, a Party or Broker who substantially obtains or defeats the relief sought, as the case may be, whether by compromise, settlement, judgment, or the abandonment by the other Party or Broker of its claim or defense. The attorneys' fee award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys' fees reasonably incurred. Lessor shall be entitled to attorneys' fees, costs and expenses incurred in preparation and service of notices of Default and consultations in connection therewith, whether or not a legal action is subsequently commenced in connection with such Default or resulting Breach. Broker(s) shall be intended third party beneficiaries of this Paragraph 31.

32. LESSOR'S ACCESS; SHOWING PREMISES; REPAIRS. Lessor and Lessor's agents shall have the right to enter the Premises at any time, in the case of an emergency, and otherwise at reasonable times for the purpose of showing the same to prospective purchasers, lenders, or lessees, and making such alterations, repairs, improvements or additions to the Premises or to the Building, as Lessor may reasonably deem necessary. Lessor may at any time place on or about the Premises or Building any ordinary "For Sale" signs and Lessor may at any time during the last one hundred eighty (180) days of the term hereof place on or about the Premises any ordinary "For Lease" signs. All such activities of Lessor shall be without abatement of rent or liability to Lessee.

33. AUCTIONS. Lessee shall not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises without first having obtained Lessor's prior written consent. Notwithstanding anything to the contrary in this Lease, Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to grant such consent.

34. SIGNS. Lessee shall not place any sign upon the exterior of the Premises or the Building, except that Lessee may, with Lessor's prior written consent, install (but not on the roof) such signs as are reasonably required to advertise Lessee's own business so long as such signs are in a location designated by Lessor and comply with Applicable Requirements and the signage criteria established for the Industrial Center by Lessor. The installation of any sign on the Premises by or for Lessee shall be subject to the provisions of Paragraph 7 (Maintenance, Repairs, Utility Installations, Trade Fixtures and Alterations). Unless otherwise expressly agreed herein, Lessor reserves all rights to the use of the roof of the Building, and the right to install advertising signs on the Building, including the roof, which do not unreasonably interfere with the conduct of Lessee's business; Lessor shall be entitled to all revenues from such advertising signs.

35. TERMINATION; MERGER. Unless specifically stated otherwise in writing by Lessor, the voluntary or other surrender of this Lease by Lessee, the mutual termination or cancellation hereof, or a termination hereof by Lessor for Breach by Lessee, shall automatically terminate any sublease or lesser estate in the Premises; provided, however, Lessor shall, in the event of any such surrender, termination or cancellation, have the option to continue any one or all of any existing subtenancies. Lessor's failure within ten (10) days following any such event to make a written election to the contrary by written notice to the holder of any such lesser interest, shall constitute Lessor's election to have such event constitute the termination of such interest.

36. CONSENTS.

          (a) Except for Paragraph 33 hereof (Auctions) or as otherwise provided herein, wherever in this Lease the consent of a Party is required to an act by or for the other Party, such consent shall not be unreasonably withheld or delayed. Lessor's actual reasonable costs and expenses (including but not limited to architects', attorneys', engineers' and other consultants'
fees) incurred in the consideration of, or response to, a request by Lessee for any Lessor consent pertaining to this Lease or the Premises, including but not limited to consents to an assignment a subletting or the presence or use of a Hazardous Substance, shall be paid by Lessee to Lessor upon receipt of an invoice and supporting documentation therefor. In addition to the deposit described in Paragraph 12.2(e), Lessor may, as a condition to considering any such request by Lessee, require that Lessee deposit with Lessor an amount of money (in addition to the Security Deposit held under Paragraph 5) reasonably calculated by Lessor to represent the cost Lessor will incur in considering and responding to Lessee's request. Any unused portion of said deposit shall be refunded to Lessee without interest. Lessor's consent to any act, assignment of this Lease or subletting of the Premises by Lessee shall not constitute an acknowledgment that no Default or Breach by Lessee of this Lease exists, nor shall such consent to be deemed a waiver of any then existing Default or Breach, except as may be otherwise specifically stated in writing by Lessor at the time of such consent.

          (b) All conditions to Lessor's consent authorized by this Lease are acknowledged by Lessee as being reasonable. The failure to specify herein any particular condition to Lessor's consent shall not preclude the impositions by Lessor at the time of consent of such further or other conditions as are then reasonable with reference to the particular matter for which consent is being given.

37. GUARANTOR.

    37.1 FORM OF GUARANTY. If there are to be any Guarantors of this Lease per Paragraph 1.11, the form of the guaranty to be executed by each such Guarantor shall be in the form most recently published by the American Industrial Real Estate Association, and each such Guarantor shall have the same obligations as Lessee under this lease, including but not limited to the obligation to provide the Tenancy Statement and information required in Paragraph 16.

   37.2 ADDITIONAL OBLIGATIONS OF GUARANTOR. It shall constitute a Default of the Lessee under this Lease if any such Guarantor fails or refuses, upon reasonable request by Lessor to give: (a) evidence of the due execution of the guaranty called for by this Lease, including the authority of the Guarantor (and of the party signing on Guarantor's behalf) to obligate such Guarantor on said guaranty, and resolution of its board of directors authorizing the making of such guaranty, together with a certificate of incumbency showing the signatures of the persons authorized to sign on its behalf, (b) current financial statements of Guarantor as may from time to time be requested by Lessor, (c) a Tenancy Statement, or (d) written confirmation that the guaranty is still in effect.

38. QUIET POSSESSION. Upon payment by Lessee of the rent for the Premises and the performance of all of the covenants, conditions and provisions on Lessee's part to be observed and performed under this Lease, Lessee shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease.

39.  OPTIONS.

   39.1 DEFINITION. As used in this Lease, the word "OPTION" has the following meaning: (a) the right to extend the term of this Lease or to renew this Lease or to extend or renew any lease that Lessee has on other property of Lessor; (b) the right of first refusal to lease the Premises or the right of first offer to lease the Premises or the right of first refusal to lease other property of Lessor or the right of first offer to lease other property of Lessor; (c) the right to purchase the Premises, or the right of first refusal to purchase the Premises, or the right of first offer to purchase the Premises, or the right to purchase other property of Lessor, or the right of first refusal to purchase other property of Lessor, or the right of first offer to purchase other property of Lessor.

   39.2 OPTIONS PERSONAL TO ORIGINAL LESSEE. Each Option granted to Lessee in this Lease is personal to the original Lessee named in Paragraph 1.1 hereof, and cannot be voluntarily or involuntarily assigned or exercised by any person or entity other than said original Lessee while the original Lessee is in full and actual possession of the Premises and without the intention of thereafter assigning or subletting. The Options, if any, herein granted to Lessee are not assignable, either as a part of an assignment of this Lease or separately or apart therefrom, and no Option may be separated from this Lease in any manner, by reservation or otherwise.

   39.3 MULTIPLE OPTIONS. In the event that Lessee has any multiple Options to extend or renew this Lease, a later option cannot be exercised unless the prior Options to extend or renew this Lease have been validly exercised.

   39.4  EFFECT OF DEFAULT ON OPTIONS.

      (a) Lessee shall have no right to exercise an Option, notwithstanding any provision in the grant of Option to the contrary: (i) during the period commencing with the giving of any notice of Default under Paragraph 13.1 and continuing until the noticed Default is cured, or (ii) during the period of time any monetary obligation due Lessor from Lessee is unpaid (without regard to whether notice thereof is given Lessee), or (iii) during the time Lessee is in Breach of this Lease, or (iv) in the event that Lessor has given to Lessee three (3) or more notices of separate Defaults under Paragraph 13.1 during the twelve (12) month period immediately preceding the exercise of the Option, whether or not the Defaults are cured.

      (b) The period of time within which an Option may be exercised shall not be extended or enlarged by reason of Lessee's inability to exercise an Option because of the provisions of Paragraph 39.4(a).

      (c) All rights of Lessee under the provisions of an Option shall terminate and be of no further force or effect, notwithstanding Lessee's due and timely exercise of the Option, if, after such exercise and during the term of this Lease, (i) Lessee fails to pay to Lessor a monetary obligation of Lessee for a period of thirty (30) days after such obligation becomes due (without any necessity of Lessor to give notice thereof to Lessee), or (ii) Lessor gives to Lessee three (3) or more notices of separate Defaults under Paragraph 13.1 during any twelve (12) month period, whether or not the Defaults are cured, or (iii) if Lessee commits a Breach of this Lease.

40. RULES AND REGULATIONS. Lessee agrees that it will abide by, and keep and observe all reasonable rules and regulations ("Rules and Regulations") which Lessor may make from time to time for the management, safety, care, and cleanliness of the grounds, the parking and unloading of vehicles and the preservation of good order, as well as for the convenience of other occupants or tenants of the Building and the Industrial Center and their invitees.

41. SECURITY MEASURES. Lessee hereby acknowledges that the rental payable to Lessor hereunder does not include the cost of guard service or other security measures, and that Lessor shall have no obligation whatsoever to provide same. Lessee assumes all responsibility for the protection of the Premises, Lessee, its agents and invitees and their property from the acts of third parties.

42. RESERVATIONS. Lessor reserves the right, from time to time, to grant, without the consent or joinder of Lessee, such easements, rights of way, utility raceways, and dedications that Lessor deems necessary, and to cause the recordation of parcel maps and restrictions, so long as such easements, rights of way, utility raceways, dedications, maps and restrictions do not reasonably interfere with the use of the Premises by Lessee. Lessee agrees to sign any documents reasonably requested by Lessor to effectuate any such easement rights, dedication, map or restrictions.

43. PERFORMANCE UNDER PROTEST. If at any time a dispute shall arise as to any amount or sum of money to be paid by one Party to the other under the provisions hereof, the Party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment and there shall survive the right on the part of said Party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said Party to pay such sum or any part thereof, said Party shall be entitled to recover such sum or so much thereof as it was not legally required to pay under the provisions of this Lease.

44. AUTHORITY. If either Party hereto is a corporation, trust, or general or limited partnership, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on its behalf. If Lessee is a corporation, trust or partnership, Lessee shall, within thirty (30) days after request by Lessor, deliver to Lessor evidence satisfactory to Lessor of such authority.

45. CONFLICT. Any conflict between the printed provisions of this Lease and the typewritten or handwritten provisions shall be controlled by the typewritten or handwritten provisions.

46. OFFER. Preparation of this Lease by either Lessor or Lessee or Lessor's agent or Lessee's agent and submission of same to Lessee or Lessor shall not be deemed an offer to lease. This Lease is not intended to be binding until executed and delivered by all Parties hereto.

47. AMENDMENTS. This Lease may be modified only in writing, signed by the parties in interest at the time of the modification. The Parties shall amend this Lease from time to time to reflect any adjustments that are made to the Base Rent or other rent payable under this Lease. As long as they do not materially change Lessee's obligations hereunder, Lessee agrees to make such reasonable non-monetary modifications to this Lease as may be reasonably required by an institutional insurance company or pension plan Lender in connection with the obtaining of normal financing or refinancing of the property of which the Premises are a part.

48. MULTIPLE PARTIES. Except as otherwise expressly provided herein, if more than one person or entity is named herein as either Lessor or Lessee, the obligations of such multiple parties shall be the joint and several responsibility of all persons or entities named herein as such Lessor or Lessee.

LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN, AND BY THE EXECUTION OF THIS LEASE SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

              IF THIS LEASE HAS BEEN FILLED IN, IT HAS BEEN
              PREPARED FOR YOUR ATTORNEY'S REVIEW AND APPROVAL. FURTHER, EXPERTS SHOULD BE CONSULTED TO EVALUATE THE CONDITION OF THE PROPERTY FOR THE POSSIBLE PRESENCE OF ASBESTOS, UNDERGROUND STORAGE TANKS OR HAZARDOUS SUBSTANCES. NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION OR BY THE REAL ESTATE BROKERS OR THEIR CONTRACTORS, AGENTS OR EMPLOYEES AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION TO WHICH IT RELATES; THE PARTIES SHALL RELY SOLELY UPON THE ADVICE OF THEIR OWN COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE. IF THE SUBJECT PROPERTY IS IN A STATE OTHER THAN CALIFORNIA, AN ATTORNEY FROM THE STATE WHERE THE PROPERTY IS LOCATED SHOULD BE CONSULTED.

The parties hereto have executed this Lease at the place and on the dates specified above their respective signatures.

Executed at: San Diego, California           Executed at: Poway, California
             ---------------------------                  -------------------------------

on: 3-11-96                                  on:
    ------------------------------------         ----------------------------------------

By LESSOR:                                   By LESSEE:

 DWCG, Inc., dba Poway Business Park          Self-Heating Container Corporation of
----------------------------------------     --------------------------------------------
                                             California, a California Corporation
----------------------------------------     --------------------------------------------
By:  /s/ Daniel M. Whitaker                  By:  /s/ James A. Scudder
   -------------------------------------        -----------------------------------------
Name Printed: Daniel M. Whitaker             Name Printed: James A. Scudder
              --------------------------                   ------------------------------
Title:        President                      Title:        President
      ----------------------------------            -------------------------------------
By:                                          By:  /s/ James L. Berntsen
   -------------------------------------         ----------------------------------------
Name Printed:                                Name Printed:  James L. Berntsen
              --------------------------                   ------------------------------
Title:                                       Title:         Vice President
      ----------------------------------           --------------------------------------
Address:  350 W. Ash Street, Suite 100       Address: 12675 Danielson Court, Suite 401
         -------------------------------             ------------------------------------
          San Diego, Ca  92101                        Poway, Ca 92064
         -------------------------------             ------------------------------------
Telephone: (619) 238-1834                    Telephone: (619) 486-7200
                ------------------------                     ----------------------------
Facsimile: (619) 531-1783                    Facsimile: (619) 486-7204
                ------------------------                     ----------------------------

BROKER:                                      BROKER:

Executed at:                                 Executed at:
             ---------------------------                  -------------------------------

on:                                          on:
    ------------------------------------         ----------------------------------------

By:                                          By:
   -------------------------------------         ----------------------------------------
Name Printed:                                Name Printed:
              --------------------------                   ------------------------------
Title:                                       Title:
      ----------------------------------           --------------------------------------
Address:                                     Address:
         -------------------------------             ------------------------------------

         -------------------------------             ------------------------------------
Telephone: (   )                             Telephone: (   )
                ------------------------                     ----------------------------
Facsimile: (   )                             Facsimile: (   )
                ------------------------                     ----------------------------


NOTE: These forms are often modified to meet changing requirements of law and needs of the industry. Always write or call to make sure you are utilizing the most current form: AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION, 345 So. Figueroa St., M-1, Los Angeles, CA 90071,
      (213) 687-8777.

                                                            INITIALS:
                                                                     ----------
                                                                     ----------

COPYRIGHT 1993 BY AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION. ALL RIGHTS RESERVED. NO PART OF THESE WORDS MAY BE REPRODUCED IN ANY FORM WITHOUT PERMISSION IN WRITING.

                                ADDENDUM TO LEASE

ADDENDUM TO LEASE DATED FEBRUARY 8, 1996 BY AND BETWEEN DWCG, INC., A CALIFORNIA CORPORATION, AS LESSOR, AND SELF HEATING CONTAINER CORPORATION OF CALIFORNIA, A CALIFORNIA CORPORATION, AS LESSEE, FOR THE PROPERTY LOCATED AT 12625 DANIELSON COURT, SUITE 110, POWAY, CA 92064.

49.  BASE RENT

     The base rent shall be as follows:

     April 1, 1996 - March 31, 1997:      $1,084.00 per month

     April 1, 1997 - August 31, 1997:     $1,128.00 per month


50.  COMMON AREA OPERATING EXPENSES.

     Pursuant to Paragraph 4.2 of the Lease, the Lessee shall pay to the Lessor its pro-rata share of the Common Area Operating Expenses which is estimated to be 8.6 cents ($.086) per square foot per month for the year 1995.

51.  IMPROVEMENTS TO PREMISES.

     The Lessor, at the Lessor's cost and expense, shall paint the warehouse walls with building standard paint. Other than the forgoing, the Lessee shall accept the Leased Premises in an "as is" condition. Any other improvements to the Leased premises shall be at the Lessees sole cost and expense. Where required by the City of Poway, the Lessee shall obtain the necessary permits from the City of Poway for any tenant improvement work.

52.  OPTION TO RENEW.

     Provided that at no time throughout this Lease Lessee is in default thereof, Lessee shall be granted one (1) option to renew this lease for a term of one (1) year. A four percent (4%) cost-of-living increase will be assessed at the commencement of the option period. In order to exercise this option to renew, Lessee must give Lessor written notice not more than six (6) months nor less than two (2) months prior to expiration of this Lease.

53.  COVENANT OF NON-DISCLOSURE.

     Lessee and Lessor acknowledge this Lease is a confidential business agreement. Lessee and Lessor herein covenant to the other that neither party shall disclose any of its terms and conditions to any third party other than Lessee's accountant, attorney or other such consultants of Lessee who require such information. Should Lessee breach this covenant, then Lessor shall be entitled to renegotiate the terms and conditions of this Lease and may hold Lessee liable for any damages suffered by Lessor as a result of breach.


                                                           INITIAL [ILLEGIBLE]
                                                                   -----------

GUARANTY OF LEASE  [LOGO]

AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION

     WHEREAS, DWCG, Inc., a California Corporation, hereinafter referred to as "Lessor", and Self-Heating Container Corporation of Calif., a California Corp., hereinafter referred to as "Lessee", are about to execute a document entitled "Lease" dated February 8, 1996 concerning the premises commonly known as 12625 Danielson Court, Suite 110, Poway, Ca 92064 wherein Lessor will lease the premises to Lessee, and
     WHEREAS, James A. Scudder and James L. Berntsen hereinafter referred to as "Guarantors" have a financial interest in Lessee, and
     WHEREAS, Lessor would not execute the Lease if Guarantors did not execute and deliver to Lessor this Guarantee of Lease.
     NOW THEREFORE, for and in consideration of the execution of the foregoing Lease by Lessor and as a material inducement to Lessor to execute said Lease, Guarantors hereby jointly, severally, unconditionally and irrevocably guarantee the prompt payment by Lessee of all rentals and all other sums payable by Lessee under said Lease and the faithful and prompt performance by Lessee of each and every one of the terms, conditions and covenants of said Lease to be kept and performed by Lessee.
     It is specifically agreed and understood that the terms of the foregoing Lease may be altered, affected, modified or changed by agreement between Lessor and Lessee, or by a course of conduct, and said Lease may be assigned by Lessor or any assignee of Lessor without consent or notice to Guarantors and that this Guaranty shall thereupon and thereafter guarantee the performance of said Lease as so changed, modified, altered or assigned.
     This Guaranty shall not be released, modified or affected by failure or delay on the part of Lessor to enforce any of the rights or remedies of the Lessor under said Lease, whether pursuant to the terms thereof or at law or in equity.
     No notice of default need be given to Guarantors, it being specifically agreed and understood that the guarantee of the undersigned is a continuing guarantee under which Lessor may proceed forthwith and immediately against Lessee or against Guarantors following any breach or default by Lessee or for the enforcement of any rights which Lessor may have as against Lessee pursuant to or under the terms of the within Lease or at law or in equity.
     Lessor shall have the right to proceed against Guarantors hereunder following any breach or default by Lessee without first proceeding against Lessee and without previous notice to or demand upon either Lessee or Guarantors.
     Guarantors hereby waive (a) notice of acceptance of this Guaranty, (b) demand of payment, presentation and protest, (c) all right to assert or plead any statute of limitations as to or relating to this Guaranty and the Lease, (d) any right to require the Lessor to proceed against the Lessee or any other Guarantor or any other person or entity liable to Lessor, (e) any right to require Lessor to apply to any default any security deposit or other security it may hold under the Lease, (f) any right to require Lessor to proceed under any other remedy Lessor may have before proceeding against Guarantors, (g) any right of subrogation.
     Guarantors do hereby subrogate all existing or future indebtedness of Lessee to Guarantors to the obligations owed to Lessor under the Lease and this Guaranty.
     Any married woman who signs this Guaranty expressly agrees that recourse may be had against her separate property for all of her obligations hereunder.
     The obligations of Lessee under the Lease to execute and deliver estoppel statements and financial statements, as therein provided, shall be deemed to also require the Guarantors hereunder to do and provide the same relative to Guarantors.
     The term "Lessor" whenever hereinabove used refers to and means the Lessor in the foregoing Lease specifically named and also any assignee of said Lessor, whether by outright assignment or by assignment for security, and also any successor to the interest of said Lessor or of any assignee in such Lease or any part thereof, whether by assignment or otherwise. So long as the Lessor's interest in or to the leased premises or the rents, issues and profits therefrom, or in, to or under said Lease, are subject to any mortgage or deed of trust or assignment for security, no acquisition by Guarantors of the Lessor's interest in the leased premises or under said
Lease shall affect the continuing obligation of Guarantors under this Guaranty which shall nevertheless continue in full force and effect for the benefit of the mortgagee, beneficiary, trustee or assignee under such mortgage, deed of trust or assignment, of any purchase at sale by judicial foreclosure or under private power of sale, and of the successors and assigns of any such mortgagee, beneficiary, trustee, assignee or purchaser.
     The term "Lessee" whenever hereinabove used refers to and means the Lessee in the foregoing Lease specifically named and also any assignee or sublessee of said Lease and also any successor to the interests of said Lessee, assignee or sublessee of such Lease or any part thereof, whether by assignment, sublease or otherwise.
     In the event any action be brought by said Lessor against Guarantors hereunder to enforce the obligation of Guarantors hereunder, the unsuccessful party in such action shall pay to the prevailing party therein a reasonable attorney's fee which shall be fixed by the court.

     IF THIS FORM HAS BEEN FILLED IN IT HAS BEEN PREPARED FOR SUBMISSION TO YOUR ATTORNEY FOR HIS APPROVAL. NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE REAL ESTATE BROKER OR ITS AGENTS OR EMPLOYEES AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS FORM OR THE TRANSACTION RELATING THERETO.

Executed at Poway, California                         /s/ James A. Scudder
             -----------------------------        ---------------------------------
on  3-11-96                                               James A. Scudder
     -------------------------------------        ---------------------------------
Address 12675 Danielson Court, Suite 401             /s/ James L. Berntsen
         ---------------------------------        ---------------------------------
         Poway, Ca 92064                                  James L. Berntsen
------------------------------------------
                                                                "GUARANTORS"


COPYRIGHT 1977--AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION.
ALL RIGHTS RESERVED. NO PART OF THESE WORKS MAY BE REPRODUCED IN ANY FORM WITHOUT PERMISSION IN WRITING.

                             EXHIBIT A



                               [MAP]

                           ------------
                           NOT TO SCALE
                           ------------




                                                      INITIAL [ILLEGIBLE]
                                                      -------------------

                                      EXHIBIT B

                                 POWAY BUSINESS PARK
                            PROJECT RULES AND REGULATIONS

These Rules and Regulations ("Rules") are adopted by the Lessor pursuant to the Lease to which the rules are annexed. The Rules supplement the Lease and in the event of any conflict or inconsistency between the Lease and the Rules, the Lease will control. The Rules may be changed from time to time by Lessor, subject to any restrictions set forth in the Lease, and any such changes shall be effective immediately upon delivery to Lessee. Accordingly, the Lessor adopts the following Rules:

                                    GENERAL RULES

    1. No sign, placard, picture, advertisement, name or notice shall be installed or displayed on any part of the outside, or inside if visible from the exterior, of any building without the prior written consent of Lessor. Lessor shall have the right to remove, at Lessee's expense and without notice, any item installed or displayed in violation of the Rule. All approved signs or lettering on doors and walls shall be printed, painted, affixed or inscribed at the expense of Lessee and in a configuration and style approved by Lessor, in its sole discretion.

    2. If Lessor objects in writing to any curtains, blinds, shades, screens or hanging plants or other similar objects attached to or used in connection with any window or door of the Premises, or placed on any windowsill, which is visible from the exterior of the Premises, Lessee shall immediately discontinue such use. Lessee shall not place anything against or near glass partitions, doors or windows which is visible from outside the Premises without Lessor's consent.

    3. Concurrently with Lessee's occupancy of the Premises, Lessee shall furnish Lessor, free of charge, one set of keys to each door lock on the Premises. Lessee shall be entitled to make or have made additional keys as Lessee desires. Lessee shall not alter any lock or install a new additional lock or bolt on any door of its Premises without furnishing Lessor, without charge, a new set of keys. Lessee, upon the termination of its Lease, shall deliver to Lessor the keys to all doors within the Premises.

    4. If Lessee requires telegraphic, telephonic, burglar alarm or similar services, it shall first obtain, and comply with, Lessor's installation instructions for any such equipment.

    5. Deliveries of equipment, materials, furniture, packages, supplies, merchandise or other property will be received at the Project in a manner and method which does not impede or interfere with other tenants or the operation of any portion of the Project. Lessee shall be responsible for all repairs and replacements to the Project required on account of damage or injury caused by deliveries to Lessee's Premises.

    6. Lessee shall not place a load upon any floor of the Premises which exceeds the load per square foot which such floor was designed to carry and which is allowed by law. Lessor shall have the right to prescribe the weight, size and position of all equipment, materials, furniture or other property brought into the Project. Heavy objects shall, if considered necessary by Lessor, stand on such platforms as determined by Lessor to be necessary to properly distribute the weight, which platforms shall be provided at Lessee's expense. Business machines and mechanical equipment belonging to Lessee, which cause noise or vibration that may be transmitted to any structure of the Project


                                          I
                                                           INITIAL
                                                         [ILLEGIBLE]
                                                        -----------
                                                         [ILLEGIBLE]
or to any space therein to such a degree as to be placed and maintained by Lessee, at Lessee's expense, on vibration eliminators or other devices sufficient to eliminate noise or vibration. Lessor will not be responsible for loss of, or damage to, any such equipment or other property from any cause, and all damage done to the Project by maintaining or moving such equipment or other property shall be repaired at the expense of Lessee.

    7. Lessee shall not use or keep in the Premises or about the Project any kerosene, gasoline or inflammable or combustible fluid or materials other than those limited quantities necessary for the operation or maintenance of office equipment. Lessee shall not use or permit to be used in the Premises any foul or noxious gas or substance, or permit or allow the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Project by reason of noise, odor or vibrations.

    8. Lessee shall not use any method of heating or air-conditioning other than that approved by Lessor, in its reasonable discretion.

    9. Lessee shall not waste electricity, water or air-conditioning and agrees to cooperate fully with Lessor to assure the most effective operation of the Project's heating and air-conditioning and to comply with any governmental energy-saving rules, laws or regulations of which Lessee has actual notice, and shall refrain from attempting to adjust controls. Lessee shall keep corridor doors closed, and shall close window coverings at the end of each business day.

    10. Lessee shall close and lock the doors of its Premises and entirely shut off all water faucets or other water apparatus, and electricity, gas or air outlets before Lessee and its employees leave the Premises. Lessee shall be responsible for any damage or injuries sustained by other tenants or occupants of the Project or by Lessor arising from Lessee's noncompliance with this Rule.

    11. The toilet rooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein. The expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the Lessee who, or whose employees or invitee's, shall have caused it.

    12. Lessee shall not install any radio or television antenna, loudspeaker or other devices on the roof or exterior walls of any building, except with Lessor's consent. Lessee shall not interfere with radio or television broadcasting or reception from or in the Project or elsewhere.

    13. All Lessee's installations, improvements and alterations shall be carried out in a manner and method designed to minimize any damage to the Premises on account of the installation or removal of such items. Lessee shall repair any damage resulting from Lessee's installations, improvements and alterations and the removal thereof upon termination of the Lease.

    14. Canvassing, soliciting and distribution of handbills or any other written materials, and peddling upon the Project are prohibited and Lessee shall cooperate to prevent such activities.

    15. Lessor reserves the right to exclude or expel from the Project any person who, in Lessor's judgement, is intoxicated or under the influence or liquor or drugs or who is in violations of


                                          II
                                                           INITIAL
                                                         [ILLEGIBLE]
                                                        -----------
                                                         [ILLEGIBLE]
any of the Rules, provided Lessor shall be under no obligation to do so nor have any liability to Lessee on account of Lessor's failure to exclude any person.

    16. Lessee shall store all its trash and garbage within its Premises or in other facilities provided by Lessor. Lessee shall not place in any trash box or receptacle any material which cannot be disposed of in the ordinary and customary manner of trash and garbage disposal. All garbage and refuse disposal shall be made in accordance with directions issued from time to time by Lessor. All trash placed in the trash box or receptacle shall be generated within the Poway Business Park. Lessee shall not import any trash or waste, generated in the conduct of the Lessee's business, in to the Poway Business Park nor shall Lessee use the trash box or receptacle to dispose of this trash or waste.
Lessee will instruct Lessee's employees, agents, clients or invitees to dispose all trash or waste in a clean, orderly manner, to break down all cardboard containers and to place all trash IN the trash box or receptacle and not on or about the trash box or receptacle.

    17. Equipment Storage - No material, equipment, supplies, or products shall be stored or permitted to remain on the property outside a permanent structure unless prior approval is obtained from the Lessor. Approval of outside storage will be granted only where storage is visually screened from all approaches.

    18. Pets or Animals - No pets or animals are allowed on the property or within Lessee's Premises.

    19. Without the written consent of Lessor, Lessee shall not use the name of the Project in connection with or in promoting or advertising the business of Lessee except as Lessee's address.

    20. Lessee shall comply with all safety, fire protection and evacuation procedures and regulations established by Lessor or any governmental agency.

    21. Lessee assumes any and all responsibility for protecting its Premises from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the Premises closed.

    22. Lessor may waive any one or more of these Rules for the benefit of Lessee or any other tenant, but no such waiver by Lessor shall be construed as a waiver of any other Rule in favor of Lessee or any other tenant, nor prevent Lessor from thereafter enforcing any such Rules against any or all of the tenants of the Project.

    23. The Rules are in addition to, and shall not be construed to in any way modify or amend, in whole or in part, the terms, covenants, agreements and conditions of Lessee's Lease of its Premises in the Project.

    24. Lessee shall be responsible for the observance of all of the Rules by Lessee's employees, agents, clients, customers, invitee's and guests.

                                    PARKING RULES

    25. Lessor shall not be responsible for loss, injury or damage to any vehicle arising from the use of parking areas in the Project. In the event the general exclusion of liability set forth in the preceding sentence is determined not to apply to any particular claim, specific limitations on liability set forth below shall apply to any claim against Lessor arising in


                                         III
                                                           INITIAL
                                                         [ILLEGIBLE]
                                                        -----------
                                                         [ILLEGIBLE]
connection with the use of parking areas in the Project. All claimed damage or loss must be reported and itemized in writing, delivered to the Lessor within two (2) business days after any claimed damage or loss occurs. Any claim not so made is waived. Lessor has the option to make repairs, at its expense, of any claimed damage within two (2) business days after filing of any claim. In all court actions the burden of proof to establish a claim remains with the Lessee. Court actions by Lessee for any claim must be filed within ninety (90) days from date of parking when a claimed loss occurred. Lessor is not responsible for damage by water, fire or defective brakes, or part, or for the act of omissions of others, or for articles left in the car. The total liability of Lessor is limited to $250.00 for all damages or loss to any vehicle. Lessor is not responsible for loss of use.

     26. Lessee shall not park or permit the parking of any vehicle under Lessee's reasonable control in any parking areas designated by Lessor as areas for parking by visitors to the Project or for deliveries or assigned to other tenants or occupants of the Project. Lessee shall not leave vehicles in the parking area overnight nor park any vehicles in the parking areas other than automobiles, motorcycles, motor driven or non-motor driven bicycles.

     27. In the event Lessor reasonably determines that a system of parking registration is required to provide for the orderly use of the parking areas within the Project, Lessor may institute a system of requiring decals or stickers. Parking stickers or any other device or form of identification supplied by Lessor as a condition of use of the parking areas shall remain the property of Lessor. Such parking identification device must be displayed as requested and may not be mutilated in any manner. The serial number of the parking identification device may not be obliterated. Devices are not transferable and any device in the possession of an unauthorized holder will be void.

     28. Vehicles must be parked entirely with the painted stall lines of a single parking stall. All directional signs and arrows must be observed. The speed limit within all parking areas shall be five (5) miles per hour.

     29. Parking is prohibited: (a) in areas not striped for parking; (b) in aisles; (c) where "no parking" signs are posted; (d) on ramps; (e) in cross hatched areas; and (f) in such other areas as may be designated by Lessor.

     30. Every vehicle owner is required to park and lock his own vehicle. All responsibility for damage to a vehicle or theft of property from a vehicle is assumed by the vehicle owner.

     31. Parking areas are for the temporary parking of vehicles only. No storage of vehicles or other items will be permitted. Washing, waxing, cleaning or servicing of any vehicle is prohibited.

     32. Lessee shall acquaint all employees, customers and guests of these rules.

     33. Lessor reserves the right to modify and/or adopt such other reasonable and non-discriminatory rules and regulations for the parking facilities as it deems necessary for the operation of the parking facilities. Lessor may refuse to permit any person who violates these rules to park in the parking facilities, and any violation of the rules shall subject the vehicle to removal.

                                      IV

                                                       INITIAL    [ILLEGIBLE]
                                                                  -----------
                                                                  [ILLEGIBLE]

                                                    Poway Business Park
                                                    12625-12675 Danielson Court
                                                    Poway, Ca 92064

State of California


                    SALE/LEASE AMERICANS WITH DISABILITIES ACT
                        AND HAZARDOUS MATERIALS DISCLOSURE

The United States Congress has enacted the Americans With Disabilities Act. Among other things, this act is intended to make business establishments equally accessible to persons with a variety of disabilities; modifications to real property may be required. State and local laws also may mandate changes. The Lessor, Whitaker Investment Corporation and the real estate brokers, if any, in this transaction are not qualified to advise you as to what, if any, changes may be required now, or in the future. Lessees should consult the attorneys and qualified design professionals of their choice for information regarding these matters. The Lessor, Whitaker Investment Corporation and real estate brokers cannot determine which attorneys or design professionals have the appropriate expertise in this area.

Various construction materials may contain items that have been or may in the future be determined to be hazardous (toxic) or undesirable and may need to be specifically treated/handled or removed. For example, some transformers and other electrical components contain PCB's, and asbestos has been used in components such as fire-proofing, heating and cooling systems, air duct insulation, spray-on and tile acoustical materials, linoleum, floor tiles, roofing, dry wall and plaster. Due to prior or current uses of the Property or in the area, the Property may have hazardous or undesirable metals, minerals, chemicals, hydrocarbons, or biological or radioactive items (including electric and magnetic fields) in soils, water, building components, above or below-ground containers or elsewhere in areas that may or may not be accessible or noticeable. Such items may leak or otherwise be released. Expert inspections are necessary. Current or future laws may require clean up by past, present and/or future owners and/or operators. It is the responsibility of the Lessee to retain qualified experts to detect and correct such matters and to consult with legal counsel of their choice to determine what provisions, if any, they may wish to include in transaction documents regarding the Property.

To the best of Lessor's knowledge, Lessor has attached to this Disclosure copies of all existing surveys and reports known to Lessor regarding asbestos and the hazardous materials and undesirable substances related to the Property. Lessor is required under California Health and Safety Code Section 25915 et seq. to disclose reports and surveys regarding asbestos to certain persons, including their employees, contractors, co-owners, purchasers and tenants. Lessees have similar disclosure obligations. Lessors and Lessees have additional hazardous materials disclosure responsibilities to each other under California Health and Safety Code Section 25359.7 and other California laws. Consult your attorney regarding this matter. The Lessor, Whitaker Investment Corporation and real estate brokers, if any, are not qualified to assist you in this matter or provide you with other legal or tax advice.


   LESSOR                                LESSEE

   DWCG, Inc.

   By: /s/ Daniel M. Whitaker            By: /s/ James A. Scudder
       -------------------------------       ---------------------------------
       Daniel M. Whitaker                    James A. Scudder, President

   Title: President                      By: /s/ James L. Berntsen
          ----------------------------       ---------------------------------
                                             James L. Berntsen, Vice President

   Date: 3-11-96                         Date: 3/11/96
         -----------------------------         -------------------------------

                               FIRST AMENDMENT TO LEASE

This First Amendment to Lease in entered into on September 19, 1997 by DWCG, Inc., a California Corporation, ("Lessor"), and Self-Heating Container Corporation of America, a California Corporation, ("Lessee"), with respect to the following facts:

A. Lessor and Lessee entered into that certain industrial lease dated February 8, 1996 ("Lease") whereby Lessee leased from Lessor approximately 1,936 square feet ("Original Space") located at 12625 Danielson Court, Suite 110, Poway, CA 92064.

B.  The Lessee wishes to extend the Lease dated February 8, 1996.

    WHEREFORE, the parties agree to amend the Lease as follows:

    1.   Lease Term - The Lease Term for Suite 110 shall be extended for eight
         (8) months to commence September 1, 1997 and expire April 30, 1998.

    2. Base Rent - Pursuant to Paragraph 4.1 of the Lease, the base rent of this extended period shall be $1,142.00 per month. The foregoing notwithstanding, the Lessee shall pay to the Lessor its pro-rata share of the Common Area Operating Expenses pursuant to Paragraph 4.2 of the Lease.

    3.   Premises - The Lessee shall accept Suite 401 in an "as is" condition.

EXCEPT AS AMENDED HEREIN, all terms and conditions of the Lease dated February 8, 1996 shall remain in full force and effect.

Executed in San Diego, CA                   Executed in Poway, CA

LESSOR:                                     LESSEE:

DWCG, Inc., a California                    ONTRO, Inc. a California
Corporation                                 Corporation

by /s/ Daniel M. Whitaker                   by /s/ James A. Scudder
   ---------------------------                 -----------------------------
   Daniel M. Whitaker                          James A. Scudder, President

Date 9/30/97                                by /s/ James L. Berntsen
     -------------------------                 -----------------------------
                                               James Bernsten, Vice President

                                            Date 9/26/97
                                                 ---------------------------

            STANDARD INDUSTRIAL/COMMERCIAL MULTI-TENANT LEASE--GROSS
                   AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION

                                   [AIR LOGO]

1.  BASIC PROVISIONS ("BASIC PROVISIONS").

    1.1 PARTIES: This Lease ("LEASE"), dated for reference purposes only, August 18, 1995, is made by and between DWCG INC., a California Corporation dba Poway Business Park ("LESSOR") and Self-Heating Container Corporation of California, a California Corporation ("LESSEE"), (collectively the "PARTIES," or individually a "PARTY").

    1.2(a)    PREMISES: That certain portion of the Building, including all improvements therein or to be provided by Lessor under the terms of this Lease, commonly known by the street address of 12675 Danielson Ct., Suite 401, located in the City of Poway, County of San Diego, State of California, with zip code 92064, as outlined on Exhibit A attached hereto ("PREMISES"). The "BUILDING" is that certain building containing the Premises and generally described as (describe briefly the nature of the Building): Poway Business Park Building 4, Suite 401, an industrial suite of approximately 1,664 square feet.

In addition to Lessee's rights to use and occupy the Premises as hereinafter specified, Lessee shall have non-exclusive rights to the Common Areas (as defined in Paragraph 2.7 below) as hereinafter specified, but shall not have any rights to the roof, exterior walls or utility raceways of the Building or to any other buildings in the Industrial Center. The Premises, the Building, the Common Areas, the land upon which they are located, along with all other buildings and improvements thereon, are herein collectively referred to as the "INDUSTRIAL CENTER." (Also see Paragraph 2.)

     1.2(b)   PARKING: six (6) unreserved vehicle parking spaces ("UNRESERVED
PARKING SPACES"); and --0-- reserved vehicle parking spaces ("RESERVED PARKING SPACES"). (Also see Paragraph 2.6.)

     1.3 TERM: One years and 0 months ("ORIGINAL TERM") commencing September 1, 1995 ("COMMENCEMENT DATE") and ending August 31, 1996 ("EXPIRATION DATE"). (Also see Paragraph 3.)

     1.4 EARLY POSSESSION: August 21, 1995 ("EARLY POSSESSION DATE"). (Also see Paragraphs 3.2 and 3.3.)

     1.5 BASE RENT: $965.00 per month ("BASE RENT"), payable on the first day of each month commencing September 1995 (Also see Paragraph 4.)

[ ] If this box is checked, this Lease provides for the Base Rent to be adjusted per Addendum______, attached hereto.

     1.6(a)   BASE RENT PAID UPON EXECUTION: $965.00 as Base Rent for the
period September 1 through September 30, 1995.

     1.6(b)   LESSEE'S SHARE OF COMMON AREA OPERATING EXPENSES: 2.37 percent
(2.37%)("LESSEE'S SHARE") as determined by [X] pro rata square footage of the Premises as compared to the total square footage of the Building or [ ] other criteria as described in Addendum_____.

     1.7      SECURITY DEPOSIT: $965.00 ("SECURITY DEPOSIT"). (Also see
Paragraph 5.)

     1.8 PERMITTED USE: Design and manufacture of self-heating beverage containers ("PERMITTED USE")(Also see Paragraph 6.)

     1.9      INSURING PARTY. Lessor is the "INSURING PARTY." (Also see
Paragraph 8.)

     1.10(a) REAL ESTATE BROKERS. The following real estate broker(s) (collectively, the "BROKERS") and brokerage relationships exist in this transaction and are consented to by the Parties (check applicable boxes):
[ ] ____________ represents Lessor exclusively ("LESSOR'S BROKER");
[ ] ____________ represents Lessee exclusively ("LESSEE'S BROKER"); or
[X] Business Real Estate Brokerage Co. represents both Lessor and Lessee ("DUAL AGENCY"). (Also see Paragraph 15.)

     1.10(b) PAYMENT TO BROKERS. Upon the execution of this Lease by both Parties, Lessor shall pay to said Broker(s) jointly, or in such separate shares as they may mutually designate in writing, a fee as set forth in a separate written agreement between Lessor and said Broker(s) (or in the event there is no separate written agreement between Lessor and said Broker(s), the sum of $_____) for brokerage services rendered by said Broker(s) in connection with this transaction.

     1.11 GUARANTOR. The obligations of the Lessee under this Lease are to be guaranteed by James A. Scudder and James L. Berntsen ("GUARANTOR"). (Also see paragraph 37.)

     1.12 ADDENDA AND EXHIBITS. Attached hereto is an Addendum or Addenda consisting of Paragraphs 49 through 51, and Exhibits A through B, all of which constitute a part of this Lease.

2.  PREMISES, PARKING AND COMMON AREAS.

    2.1 LETTING. Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the Premises, for the term, at the rental, and upon all of the terms, covenants and conditions set forth in this Lease. Unless otherwise provided herein, any statement of square footage set forth in this Lease, or that may have been used in calculating rental and/or Common Area Operating Expenses, is an approximation which Lessor and Lessee agree is reasonable and the rental and Lessee's Share (as defined in Paragraph 1.6(b)) based thereon is not subject to revision whether or not the actual square footage is more or less.

    2.2 CONDITION. Lessor shall deliver the Premises to Lessee clean and free of debris on the Commencement Date and warrants to Lessee that the existing plumbing, electrical systems, fire sprinkler system, lighting, air conditioning and heating systems and loading doors, if any, in the Premises, other than those constructed by Lessee, shall be in good operating condition on the Commencement Date. If a non-compliance with said warranty exists as of the Commencement Date, Lessor shall, except as otherwise provided in this Lease, promptly after receipt of written notice from Lessee setting forth with specificity the nature and extent of such non-compliance, rectify same at Lessor's expense. If Lessee does not give Lessor written notice of a non-compliance with this warranty within thirty (30) days after the Commencement Date, correction of that non-compliance shall be the obligation of Lessee at Lessee's sole cost and expense.

    2.3 COMPLIANCE WITH COVENANTS, RESTRICTIONS AND BUILDING CODE. Lessor warrants that any improvements (other than those constructed by Lessee or at Lessee's direction) on or in the Premises which have been constructed or installed by Lessor or with Lessor's consent or at Lessor's direction shall comply with all applicable covenants or restrictions of record and applicable building codes, regulations and ordinances in effect on the Commencement Date. Lessor further warrants to Lessee that Lessor has no knowledge of any claim having been made by any governmental agency that a violation or violations of applicable building codes, regulations, or ordinances exist with regard to the Premises as of the Commencement Date. Said warranties shall not apply to any Alterations or Utility Installations (defined in Paragraph 7.3(a)) made or to be made by Lessee. If the Premises do not comply with said warranties, Lessor shall, except as otherwise provided in this Lease, promptly after receipt of written notice form Lessee given within six
(6) months following the Commencement Date and setting forth with specificity the nature and extent of such non-compliance, take such action, at Lessor's expense, as may be reasonable or appropriate to rectify the non-compliance. Lessor makes no warranty that the Permitted Use in Paragraph 1.8 is permitted for the Premises under Applicable Laws (as defined in Paragraph 2.4).

    2.4 ACCEPTANCE OF PREMISES. Lessee hereby acknowledges: (a) that it has been advised by the Broker(s) to satisfy itself with respect to the condition of the Premises (including by not limited to the electrical and fire sprinkler systems, security, environmental aspects, seismic and earthquake requirements, and compliance with the Americans with Disabilities Act and applicable zoning, municipal, county, state and federal laws, ordinances and regulations and any covenants or restrictions of record (collectively, "APPLICABLE LAWS") and the present and future suitability of the Premises for Lessee's intended use; (b) that Lessee has made such investigation as it deems necessary with reference to such matters, is satisfied with reference thereto, and assumes all responsibility therefore as the same relate to Lessee's occupancy of the Premises and/or the terms of this Lease; and (c) that neither Lessor, nor any of Lessor's agents, has made any oral or written representations or warranties with respect to said matters other than as set forth in this Lease.

    2.5 LESSEE AS PRIOR OWNER/OCCUPANT. The warranties made by Lessor in this Paragraph 2 shall be of no force or effect if immediately prior to the date set forth in Paragraph 1.1 Lessee was the owner or occupant of the Premises. In such event, Lessee shall, at Lessee's sole cost and expense, correct any non-compliance of the Premises with said warranties.


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

    2.6 VEHICLE PARKING. Lessee shall be entitled to use the number of Unreserved Parking Spaces and Reserved Parking Spaced specified in Paragraph 1.2(b) on those portions of the Common Areas designated from time to time by Lessor for parking. Lessee shall not use more parking spaces than said number. Said parking spaces shall be used for parking by vehicles no larger than full-size passenger automobiles or pick-up trucks, herein called "PERMITTED SIZE VEHICLES." Vehicles other than Permitted Size Vehicles shall be parked and loaded or unloaded as directed by Lessor in the Rules and Regulations (as defined in Paragraph 40) issued by Lessor. (Also see Paragraph 2.9.)

         (a) Lessee shall not permit or allow any vehicles that belong to or are controlled by Lessee or Lessee's employees, suppliers, shippers, customers, contractors or invitees to be loaded, unloaded, or parked in areas other than those designated by Lessor for such activities.

         (b) If Lessee permits or allows any of the prohibited activities described in this Paragraph 2.6, then Lessor shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove or tow away the vehicle involved and charge the cost to Lessee, which cost shall be immediately payable upon demand by Lessor.

         (c) Lessor shall at the Commencement Date of this Lease, provide the parking facilities required by Applicable Law.

    2.7 COMMON AREAS--DEFINITION. The term "COMMON AREAS" is defined as all areas and facilities outside the Premises and within the exterior boundary line of the Industrial Center and interior utility raceways within the Premises that are provided and designated by the Lessor from time to time for the general non-exclusive use of Lessor, Lessee and other lessees of the Industrial Center and their respective employees, suppliers, shippers, customers, contractors or invitees, including parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, driveways and landscaped areas.

    2.8 COMMON AREAS--LESSEE'S RIGHTS. Lessor hereby grants to Lessee, for the benefit of Lessee and its employees, suppliers, shippers, contractors, customers and invitees, during the term of this Lease, the non-exclusive right to use, in common with others entitled to such use, the Common Areas as they exist from time to time, subject to any rights, powers, and privileges reserved by Lessor under the terms hereof or under the terms of any rules and regulations or restrictions governing the use of the Industrial Center. Under no circumstances shall the right herein granted to use the Common Areas be deemed to include the right to store any property, temporarily or permanently, in the Common Areas. Any such storage shall be permitted only by the prior written consent of Lessor or Lessor's designated agent, which consent may be revoked at any time. In the event that any unauthorized storage shall occur then Lessor shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove the property and charge the cost to Lessee, which cost shall be immediately payable upon demand by Lessor.

    2.9 COMMON AREAS--RULES AND REGULATIONS. Lessor or such other person(s) as Lessor may appoint shall have the exclusive control and management of the Common Areas and shall have the right, from time to time, to establish, modify, amend and enforce reasonable Rules and Regulations with respect thereto in accordance with Paragraph 40. Lessee agrees to abide by and conform to all such Rules and Regulations, and to cause its employees, suppliers, shippers, customers, contractors and invitees to so abide and conform. Lessor shall not be responsible to Lessee for the non-compliance with said rules and regulations by other lessees of the Industrial Center.

    2.10 COMMON AREAS--CHANGES. Lessor shall have the right, in Lessor's sole discretion, from time to time:

         (a) To make changes to the Common Areas, including, without limitation, changes in the location, size, shape and number of driveways, entrances, parking spaces, parking areas, loading and unloading areas, ingress, egress, direction of traffic, landscaped areas, walkways and utility raceways;

         (b) To close temporarily any of the Common Areas for maintenance purposes so long as reasonable access to the Premises remains available;

         (c) To designate other land outside the boundaries of the Industrial Center to be a part of the Common Areas;

         (d)  To add additional buildings and improvements to the Common Areas;

         (e) To use the Common Areas while engaged in making additional improvements, repairs or alterations to the Industrial Center, or any portion thereof; and

         (f) To do and perform such other acts and make such other changes in, to or with respect to the Common Areas and Industrial Center as lessor may, in the exercise of sound business judgment, deem to be appropriate.

3.  TERM.

    3.1 TERM. The Commencement Date, Expiration Date and Original Term of this Lease are as specified in Paragraph 1.3.

    3.2 EARLY POSSESSION. If an Early Possession Date is specified in Paragraph 1.4 and if Lessee totally or partially occupies the premises after the Early Possession Date but prior to the Commencement Date, the obligation to pay Base Rent shall be abated for the period of such early occupancy. All other terms of this Lease, however, (including but not limited to the obligations to pay Lessee's Share of Common Area Operating Expenses and to carry the insurance required by Paragraph 8) shall be in effect during such period. Any such early possession shall not affect nor advance the Expiration Date of the Original Term.

    3.3 DELAY IN POSSESSION. If for any reason Lessor cannot deliver possession of the Premises to Lessee by the Early Possession Date, if one is specified in Paragraph 1.4, or if no Early Possession Date is specified, by the Commencement Date, Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease, or the obligations of Lessee hereunder, or extend the term hereof, but in such case, Lessee shall not, except as otherwise provided herein, be obligated to pay rent or perform any other obligation of Lessee under the terms of this Lease until Lessor delivers possession of the Premises to Lessee. If possession of the Premises is not delivered to Lessee within sixty (60) days after the Commencement Date, Lessee may, at its option, by notice in writing to Lessor within ten (10) days after the end of said sixty (60) day period, cancel this Lease, in which event the parties shall be discharged from all obligations hereunder; provided further, however, that if such written notice of Lessee is not received by Lessor within said ten (10) day period, Lessee's right to cancel this Lease hereunder shall terminate and be of no further force or effect. Except as may be otherwise provided, and regardless of when the Original Term actually commences, if possession is not tendered to Lessee when required by this Lease and Lessee does not terminate this Lease, as aforesaid, the period free of the obligation to pay Base Rent, if any, that Lessee would otherwise have enjoyed shall run from the date of delivery of possession and continue for a period equal to the period during which the Lessee would have otherwise enjoyed under the terms hereof, but minus any days of delay caused by the acts, changes or omissions of Lessee.

4.  RENT.

    4.1 BASE RENT. Lessee shall pay Base Rent and other rent or charges, as the same may be adjusted from time to time, to Lessor in lawful money of the United States, without offset or deduction, on or before the day on which it is due under the terms of this Lease. Base Rent and all other rent and charges for any period during the term hereof which is for less than one full month shall be prorated based upon the actual number of days of the month involved. Payment of Base Rent and other charges shall be made to Lessor at its address stated herein or such other persons or at such other addresses as Lessor may from time to time designate in writing to Lessee.

    4.2 COMMON AREA OPERATING EXPENSES. Lessee shall pay to Lessor during the term hereof, in addition to the Base Rent, Lessee's Share (as specified in Paragraph 1.6(b)) of all Common Area Operating Expenses, as hereinafter defined, during each calendar year of the term of this Lease, in accordance with the following provisions:

         (a) "COMMON AREA OPERATING EXPENSES" are defined, for purposes of this Lease, as all costs incurred by Lessor relating to the ownership and operation of the Industrial Center, including, but not limited to, the following:

              (i) The operation, repair and maintenance, in neat, clean, good order and condition, of the following:

                    (aa) The Common Areas, including parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, driveways, landscaped areas, striping, bumpers, irrigation systems, Common Area lighting facilities, fences and gates, elevators and roof.

                    (bb) Exterior signs and any tenant directories.

                    (cc) Fire detection and sprinkler systems.

              (ii) The cost of water, gas, electricity and telephone to service the Common Areas.

              (iii) Trash disposal, property management and security services and the costs of any environmental inspections.

              (iv)   Reserves set aside for maintenance and repair of Common
Areas.

              (v) Any increase above the Base Real Property Taxes (as defined in Paragraph 10.2(b)) for the Building and the Common Areas.

              (vi)   Any "Insurance Cost Increase" (as defined in Paragraph
8.1).

              (vii) The cost of insurance carried by Lessor with respect to the Common Areas.

              (viii) Any deductible portion of an insured loss concerning the Building or the Common Areas.

              (ix) Any other services to be provided by Lessor that are stated elsewhere in this Lease to be a Common Area Operating Expense.

         (b) Any Common Area Operating Expenses and Real Property Taxes that are specifically attributable to the Building or to any other building in the Industrial Center or to the operation, repair and maintenance thereof, shall be allocated entirely to the Building or to such other building. However, any Common Area Operating Expenses and Real Property Taxes that are not specifically attributable to the Building or to any other building or to the operation, repair and maintenance thereof, shall be equitably allocated by Lessor to all buildings in the Industrial Center.

         (c) The inclusion of the improvements, facilities and services set forth in Subparagraph 4.2(a) shall not be deemed to impose an obligation upon Lessor to either have said improvements or facilities or to provide those services unless the Industrial Center already has the same, Lessor already provides the services, or Lessor has agreed elsewhere in this Lease to provide the same or some of them.

         (d) Lessee's Share of Common Area Operating Expenses shall be payable by Lessee within ten (10) days after a reasonably detailed statement of actual expenses is presented to Lessee by Lessor. At Lessor's option, however, an amount may be estimated by Lessor from time to time of Lessee's Share of annual Common Area Operating Expenses and the same shall be payable monthly or quarterly, as Lessor shall designate, during each 12-month period of the Lease term, on the same day as the Base Rent is due hereunder. Lessor shall deliver to Lessee within ninety (90) days after the expiration of each calendar year a reasonably detailed statement showing Lessee's Share of the actual Common Area Operating Expenses incurred during the preceding year. If Lessee's payments under this Paragraph 4.2(d) during said preceding year exceed Lessee's Share as indicated on said statement, Lessor shall be credited the amount of such over-


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                                         -2-
payment against Lessee's Share of Common Area Operating expenses next becoming due. If Lessee's payments under this Paragraph 4.2(d) during said preceding year were less than Lessee's Share as indicated on said statement, Lessee shall pay to Lessor the amount of the deficiency within ten (10) days after delivery by Lessor to Lessee of said statement.

5. SECURITY DEPOSIT. Lessee shall deposit with Lessor upon Lessee's execution hereof the Security Deposit set forth in Paragraph 1.7 as security for Lessee's faithful performance of Lessee's obligations under this Lease, if Lessee fails to pay Base Rent or other rent or charges due hereunder, or otherwise Defaults under this Lease (as defined in Paragraph 13.1), Lessor may use, apply or retain all or any portion of said Security Deposit for the payment of any amount due Lessor or to reimburse or compensate Lessor for any liability, cost, expense, loss or damage (including attorneys' fees) which Lessor may suffer or incur by reason thereof. If Lessor uses or applies all or any portion of said Security Deposit, Lessee shall within ten (10) days after written request therefore deposit monies with Lessor sufficient to restore said Security Deposit to the full amount required by this Lease. Any time the Base Rent increases during the term of this Lease, Lessee shall, upon written request from Lessor, deposit additional monies with Lessor as an addition to the Security Deposit so that the total amount of the Security Deposit shall at all times bear the same proportion to the then current Base Rent as the initial Security Deposit bears to the initial Base Rent set forth in Paragraph 1.5. Lessor shall not be required to keep all or any part of the Security Deposit separate from its general accounts. Lessor shall, at the expiration or earlier termination of the term hereof and after Lessee has vacated the Premises, return to Lessee (or, at Lessor's option, to the last assignee, if any, of Lessee's interest herein), that portion of the Security Deposit not used or applied by Lessor. Unless otherwise expressly agreed in writing by Lessor, no part of the Security Deposit shall be considered to be held in trust, to bear interest or other increment for its use, or to be prepayment for any monies to be paid by Lessee under this Lease.

6.  USE.

    6.1  PERMITTED USE.

         (a) Lessee shall use and occupy the Premises only for the Permitted Use set forth in Paragraph 1.8, or any other legal use which is reasonably comparable thereto, and for no other purpose. Lessee shall not use or permit the use of the Premises in a manner that is unlawful, creates waste or a nuisance, or that disturbs owners and/or occupants of, or causes damage to the Premises or neighboring premises or properties.

         (b) Lessor hereby agrees to not unreasonably withhold or delay its consent to any written request by Lessee, Lessee's assignees or subtenants, and by prospective assignees and subtenants of Lessee, its assignees and subtenants, for a modification of said Permitted Use, so long as the same will not impair the structural integrity of the improvements on the Premises or in the Building or the mechanical or electrical systems therein, does not conflict with uses by other lessees, is not significantly more burdensome to the Premises or the Building and the improvements thereon, and is otherwise permissible pursuant to this Paragraph 6. If Lessor elects to withhold such consent, Lessor shall within five (5) business days after such request give a written notification of same, which notice shall include an explanation of Lessor's reasonable objections to the change in use.

    6.2 HAZARDOUS SUBSTANCES.

         (a) REPORTABLE USES REQUIRE CONSENT. The term "HAZARDOUS SUBSTANCE" as used in this Lease shall mean any product, substance, chemical, material or waste whose presence, nature, quantity and/or intensity of existence, use, manufacture, disposal, transportation, spill, release or effect, either by itself or in combination with other materials expected to be on the Premises, is either: (i) potentially injurious to the public health, safety or welfare, the environment, or the Premises; (ii) regulated or monitored by any governmental authority; or (iii) a basis for potential liability of Lessor to any governmental agency or third party under any applicable statute or common law theory. Hazardous Substance shall include, by not be limited to, hydrocarbons, petroleum, gasoline, crude oil or any products or by-products thereof. Lessee shall not engage in any activity in or about the Premises which constitutes a Reportable Use (as hereinafter defined) of Hazardous Substances without the express prior written consent of Lessor and compliance in a timely manner (at Lessee's sole cost and expense) with all Applicable Requirements (as defined in Paragraph 6.3). "REPORTABLE USE" shall mean (i) the installation or use of any above or below ground storage tank, (ii) the generation, possession, storage, use, transportation, or disposal of a Hazardous Substance that requires a permit from, or with respect to which a report, notice, registration or business plan is required to be filed with, any governmental authority, and (iii) the presence in, on or about the Premises of a Hazardous Substance with respect to which any Applicable Laws require that a notice be given to persons entering or occupying the Premises or neighboring properties. Notwithstanding the foregoing, Lessee may, without Lessor's prior consent, but upon notice to Lessor and in compliance with all Applicable Requirements, use any ordinary and customary materials reasonably required to be used by Lessee in the normal course of the Permitted Use, so long as such use is not a Reportable Use and does not expose the Premises or neighboring properties to any meaningful risk of contamination or damage or expose Lessor to any liability therefor. In addition, Lessor may (but without any obligation to do so) condition its consent to any Reportable Use of any Hazardous Substance by Lessee upon Lessee's giving Lessor such additional assurances as Lessor, in its reasonable discretion, deems necessary to protect itself, the public, the Premises and the environment against damage, contamination or injury and/or liability therefor, including but not limited to the installation (and, at Lessor's option, removal on or before Lease expiration or earlier termination) of reasonably necessary protective modifications to the Premises (such as concrete encasements) and/or the deposit of an additional Security Deposit under Paragraph 5 hereof.

         (b) DUTY TO INFORM LESSOR. If Lessee knows, or has reasonable cause to believe, that a Hazardous Substance has come to be located in, on, under or about the Premises or the Building, other than as previously consented to by Lessor, Lessee shall immediately give Lessor written notice thereof, together with a copy of any statement, report, notice, registration, application, permit, business plan, license, claim, action, or proceeding given to, or received from, any governmental authority or private party concerning the presence, spill, release, discharge of, or exposure to, such Hazardous Substance including but not limited to all such documents as may be involved in any Reportable Use involving the Premises. Lessee shall not cause or permit any Hazardous Substance to be spilled or released in, on, under or about the Premises (including, without limitation, through the plumbing or sanitary sewer system).

         (c) INDEMNIFICATION. Lessee shall indemnify, protect, defend and hold Lessor, its agents, employees, lenders and ground lessor, if any, and the Premises, harmless from and against any and all damages, liabilities, judgments, costs, claims, liens, expenses, penalties, loss of permits and attorneys' and consultants' fees arising out of or involving any Hazardous Substance brought onto the Premises by or for Lessee or by anyone under Lessee's control. Lessee's obligations under this Paragraph 6.2(c) shall include, but not be limited to, the effects of any contamination or injury to person, property or the environment created or suffered by Lessee, and the cost of investigation (including consultants' and attorneys' fees and testing), removal, remediation, restoration and/or abatement thereof, or of any contamination therein involved, and shall survive the expiration or earlier termination of this Lease. No termination, cancellation or release agreement entered into by Lessor and Lessee shall release Lessee from its obligations under this Lease with respect to Hazardous Substances, unless specifically so agreed by Lessor in writing at the time of such agreement.

    6.3 LESSEE'S COMPLIANCE WITH REQUIREMENTS. Lessee shall, at Lessee's sole cost and expense, fully, diligently and in a timely manner, comply with all "APPLICABLE REQUIREMENTS," which term is used in this Lease to mean all laws, rules, regulations, ordinances, directives, covenants, easements and restrictions of record, permits, the requirements of any applicable fire insurance underwriter or rating bureau, and the recommendations of Lessor's engineers and/or consultants, relating in any manner to the Premises (including but not limited to matters pertaining to (i) industrial hygiene, (ii) environmental conditions on, in, under or about the Premises, including soil and groundwater conditions, and (iii) the use, generation, manufacture, production, installation, maintenance, removal, transportation, storage, spill, or release of any Hazardous Substance), now in effect or which may hereafter come into effect. Lessee shall, within five (5) days after receipt of Lessor's written request, provide Lessor with copies of all documents and information, including but not limited to permits, registrations, manifests, applications, reports and certificates, evidencing Lessee's compliance with any Applicable Requirements specified by Lessor, and shall immediately upon receipt, notify Lessor in writing (with copies of any documents involved) of any threatened or actual claim, notice, citation, warning, complaint or report pertaining to or involving failure by Lessee or the Premises to comply with any Applicable Requirements.

    6.4 INSPECTION; COMPLIANCE WITH LAW. Lessor, Lessor's agents, employees, contractors and designated representatives, and the holders of any mortgages, deeds of trust or ground leases on the Premises ("LENDERS") shall have the right to enter the Premises at any time in the case of an emergency, and otherwise at reasonable times, for the purpose of inspecting the condition of the Premises and for verifying compliance by Lessee with this Lease and all Applicable Requirements (as defined in Paragraph 6.3), and Lessor shall be entitled to employ experts and/or consultants in connection therewith to advise Lessor with respect to Lessee's activities, including but not limited to Lessee's installation, operation, use, monitoring, maintenance, or removal of any Hazardous Substance on or from the Premises. The costs and expenses of any such inspections shall be paid by the party requesting same, unless a Default or Breach of this Lease by Lessee or a violation of Applicable Requirements or a contamination, caused or materially contributed to by Lessee, is found to exist or to be imminent, or unless the inspection is requested or ordered by a governmental authority as the result of any such existing or imminent violation or contamination. In such case, Lessee shall upon request reimburse Lessor or Lessor's Lender, as the case may be, for the costs and expenses of such inspections.

7.  MAINTENANCE, REPAIRS, UTILITY INSTALLATIONS, TRADE FIXTURES AND
    ALTERATIONS.

    7.1  LESSEE'S OBLIGATIONS.

         (a) Subject to the provisions of Paragraphs 2.2 (Condition), 2.3 (Compliance with Covenants, Restrictions and Building Code), 7.2 (Lessor's Obligations), 9 (Damage or Destruction), and 14 (Condemnation), Lessee shall, at Lessee's sole cost and expense and at all times, keep the Premises and every part thereof in good order, condition and repair (whether or not such portion of the Premises requiring repair, or the means of repairing the same, are reasonably or readily accessible to Lessee, and whether or not the need for such repairs occurs as a result of Lessee's use, any prior use, the elements or the age of such portion of the Premises), including, without limiting the generality of the foregoing, all equipment or facilities specifically serving the Premises, such as plumbing, heating, air conditioning, ventilating, electrical, lighting facilities, boilers, fired or unfired pressure vessels, fire hose connections if within the Premises, fixtures, interior walls, interior surfaces of exterior walls, ceilings, floors, windows, doors, plate glass, and skylights, but excluding any items which are the responsibility of Lessor pursuant to Paragraph 7.2 below. Lessee, in keeping the Premises in good order, condition and repair, shall exercise and perform good maintenance practices. Lessee's obligations shall include restorations, replacements or renewals when necessary to keep the Premises and all improvements thereon or a part thereof in good order, condition and state of repair.

         (b) Lessee shall, at Lessee's sole cost and expense, procure and maintain a contract, with copies to Lessor, in customary form and substance for and with a contractor specializing and experienced in the inspection, maintenance and service of the heating, air conditioning and ventilation system for the Premises. However, Lessor reserves the right, upon notice to Lessee, to procure and maintain the contract for the heating, air conditioning and ventilating systems, and if Lessor so elects, Lessee shall reimburse Lessor, upon demand, for the cost thereof.

         (c) If Lessee fails to perform Lessee's obligations under this Paragraph 7.1, Lessor may enter upon the Premises after ten (10) days' prior written notice to Lessee (except in the case of an emergency, in which case no notice shall be required), perform such obligations on Lessee's behalf, and put the Premises in good order, condition and repair, in accordance with Paragraph 13.2 below.

    7.2 LESSOR'S OBLIGATIONS. Subject to the provisions of Paragraph 2.2 (Condition), 2.3 (Compliance with Covenants, Restrictions and Building Code),
4.2 (Common Area Operating Expenses), 6 (Use), 7.1 (Lessee's Obligations), 9 (Damage or Destruction) and 14 (Condemnation), Lessor, subject to reimbursement pursuant to Paragraph 4.2, shall keep in good order, condition and repair the foundations, exterior walls, structural condition of interior bearing walls, exterior roof, fire sprinkler and/or standpipe and hose (if located in the Common Areas) or other automatic fire extinguishing system including fire alarm and/or smoke detection systems and equipment, fire hydrants, parking lots, walkways, parkways, driveways, landscaping, fences, signs and utility systems serving the Common Areas and all parts thereof, as well as providing the services for which there is a Common Area Operating Expense pursuant to Paragraph 4.2 Lessor shall not be obligated to paint the exterior or interior surfaces of exterior walls nor shall Lessor be obligated to maintain, repair or replace windows, doors or plate glass of the Premises. Lessee expressly waives the benefit of any statute now or hereafter in effect which would otherwise afford Lessee the right to make repairs at Lessor's expense or to terminate this Lease because of Lessor's failure to keep the Building, Industrial Center or Common Areas in good order, condition and repair.

    7.3 UTILITY INSTALLATIONS, TRADE FIXTURES, ALTERATIONS.

        (a) DEFINITIONS; CONSENT REQUIRED. The term "UTILITY INSTALLATIONS" is used in this Lease to refer to all air lines, power panels, electrical distribution, security, fire protection systems, communications systems, lighting fixtures, heating, ventilating and air conditioning equipment, plumbing, and fencing in, on or about the Premises. The term "TRADE FIXTURES" shall mean Lessee's machinery and equipment which can be removed without doing material damage to the Premises. The term "ALTERATIONS" shall mean any modification of the Improvements on the Premises which are provided by Lessor under the terms of this Lease, other than Utility Installations or Trade Fixtures. "LESSEE-OWNED ALTERATIONS AND/OR UTILITY INSTALLATIONS" are defined as Alterations and/or Utility Installations made by Lessee that are not yet owned by Lessor pursuant to Paragraph 7.4(a). Lessee shall not make nor cause to be made any Alterations or Utility Installations in, on, under or about the Premises without Lessor's prior written consent. Lessee may, however, make non-structural Utility Installations to the interior of the Premises (excluding the roof) without Lessor's consent but upon notice to Lessor, so long as they are not visible from the outside of the Premises, do not involve puncturing, relocating or removing the roof or any existing walls, or changing or interfering with the fire sprinkler or fire detection systems and the cumulative cost thereof during the term of this Lease as extended does not exceed $2,500.00.

        (b) CONSENT. Any Alterations or Utility Installations that Lessee shall desire to make and which require the consent of the Lessor shall be presented to Lessor in written form with detailed plans. All consents given by Lessor, whether by virtue of Paragraph 7.3(a) or by subsequent specific consent, shall be deemed conditioned upon: (i) Lessee's acquiring all applicable permits required by governmental authorities; (ii) the furnishing of copies of such permits together with a copy of the plans and specifications for the Alteration or Utility Installation to Lessor prior to commencement of the work thereon; and (iii) the compliance by Lessee with all conditions of said permits in a prompt and expeditious manner. Any Alterations or Utility Installations by Lessee during the term of this Lease shall be done in a good workmanlike manner, with good and sufficient materials, and be in compliance with all Applicable Requirements. Lessee shall promptly upon completion thereof furnish Lessor with as-built plans and specifications therefor. Lessor may, (but without obligation to do so) condition its consent to any requested Alteration or Utility Installation that costs $2,500.00 or more upon Lessee's providing Lessor with a lien and completion bond in an amount equal to one and one-half times the estimated cost of such Alteration or Utility Installation.

        (c) LIEN PROTECTION. Lessee shall pay when due all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use on the Premises, which claims are or may be secured by any mechanic's or materialmen's lien against the Premises or any interest therein. Lessee shall give Lessor not less than ten (10) days' notice prior to the commencement of any work in, on, or about the Premises, and Lessor shall have the right to post notices of non-responsibility in or on the Premises as provided by law. If Lessee shall, in good faith, contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense, defend and protect itself, Lessor and the Premises against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against the Lessor or the Premises. If Lessor shall require, Lessee shall furnish to Lessor a surety bond satisfactory to Lessor in an amount equal to one and one-half times the amount of such contested lien claim or demand, indemnifying Lessor against liability for the same, as required by law for the holding of the Premises free from the effect of such lien or claim. In addition, Lessor may require Lessee to pay Lessor's attorneys' fees and costs in participating in such action if Lessor shall decide it is to its best interest to do so.

    7.4 OWNERSHIP, REMOVAL, SURRENDER AND RESTORATION.

        (a) OWNERSHIP. Subject to Lessor's right to require their removal and to cause Lessee to become the owner thereof as hereinafter provided in this Paragraph 7.4, all Alterations and Utility Installations made to the Premises by Lessee shall be the property of and owned by Lessee, but considered a part of the Premises. Lessor may, at any time and at its option, elect in writing to Lessee to be the owner of all or any specified part of the Lessee-Owned Alterations and Utility Installations. Unless otherwise instructed per Subparagraph 7.4(b) hereof, all Lessee-Owned Alterations and Utility Installations shall, at the expiration or earlier termination of this Lease, become the property of Lessor and remain upon the Premises and be surrendered with the Premises by Lessee.

       (b) REMOVAL. Unless otherwise agreed in writing, Lessor may require that any or all Lessee-Owned Alterations or Utility Installations be removed by the expiration or earlier termination of this Lease, notwithstanding that their installation may have been consented to by Lessor. Lessor may require the removal at any time of all or any part of any Alterations or Utility Installations made without the required consent of Lessor.

       (c) SURRENDER/RESTORATION. Lessee shall surrender the Premises by the end of the last day of the Lease term or any earlier termination date, clean and free of debris and in good operating order, condition and state of repair, ordinary wear and tear expected. Ordinary wear and tear shall not include any damage or deterioration that would have been prevented by good maintenance practice or by Lessee performing all of its obligations under this Lease. Except as otherwise agreed or specified herein, the Premises, as surrendered, shall include the Alterations and Utility Installations. The obligation of Lessee shall include the repair of any damage occasioned by the installation, maintenance or removal of Lessee's Trade Fixtures, furnishings, equipment, and Lessee-Owned Alterations and Utility Installations, as well as the removal of any storage tank installed by or for Lessee, and the removal, replacement or remediation of any soil, material or ground water contaminated by Lessee, all as may then be required by Applicable Requirements and/or good practice. Lessee's Trade Fixtures shall remain the property of Lessee and shall be removed by Lessee subject to its obligation to repair and restore the Premises per this Lease.

8. INSURANCE; INDEMNITY.

   8.1 PAYMENT OF PREMIUM INCREASES.

       (a) As used herein, the term "INSURANCE COST INCREASE" is defined as any increase in the actual cost of the insurance applicable to the Building and required to be carried by Lessor pursuant to Paragraphs 8.2(b), 8.3(a) and 8.3(b), ("REQUIRED INSURANCE"), over and above the Base Premium, as hereinafter defined, calculated on an annual basis. "Insurance Cost Increase" shall include, but not be limited to, requirements of the holder of a mortgage or deed of trust covering the Premises, increased valuation of the Premises, and/or a general premium rate increase. The term "Insurance Cost Increase" shall not, however, include any premium increases resulting from the nature of the occupancy of any other lessee of the Building. If the parties insert a dollar amount in Paragraph 1.9, such amount shall be considered the "BASE PREMIUM." If a dollar amount has not been inserted in Paragraph 1.9 and if the Building has been previously occupied during the twelve (12) month period immediately preceding the Commencement Date, the "Base Premium" shall be the annual premium applicable to such twelve (12) month period. If the Building was not fully occupied during such twelve (12) month period, the "Base Premium" shall be the lowest annual premium reasonably obtainable for the Required Insurance as of the Commencement Date, assuming the most nominal use possible of the Building. In no event, however, shall Lessee be responsible for any portion of the premium cost attributable to liability insurance coverage in excess of $1,000,000 procured under Paragraph 8.2(b).

       (b) Lessee shall pay any Insurance Cost Increase to Lessor pursuant to Paragraph 4.2. Premiums for policy periods commencing prior to, or extending beyond, the term of this Lease shall be prorated to coincide with the corresponding Commencement Date of Expiration Date.

   8.2 LIABILITY INSURANCE.

       (a) CARRIED BY LESSEE. Lessee shall obtain and keep in force during the term of this Lease a Commercial General Liability policy of insurance protecting Lessee, Lessor and any Lender(s) whose names have been provided to Lessee in writing (as additional insureds) against claims for bodily injury, personal injury and property damage based upon, involving or arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be an occurrence basis providing single limit coverage in an amount not less than $1,000,000 per occurrence with an "Additional Insured-Managers of Lessors of Premises" endorsement and contain the "Amendment of the Pollution Exclusion" endorsement for damage caused by heat, smoke or fumes from a hostile fire. The policy shall not contain any intra-insured exclusions as between insured persons or organizations, but shall include coverage for liability assumed under this Lease as an "INSURED CONTRACT" for the performance of Lessee's indemnity obligations under this Lease. The limits of said insurance required by this Lease or as carried by Lessee shall not, however, limit the liability of Lessee nor relieve Lessee of any obligation hereunder. All insurance to be carried by Lessee shall be primary to and not contributory with any similar insurance carried by Lessor, whose insurance shall be considered excess insurance only.

       (b) CARRIED BY LESSOR. Lessor shall also maintain liability insurance described in Paragraph 8.2(a) above, in addition to and not in lieu of, the insurance required to be maintained by Lessee. Lessee shall not be named as an additional insured therein.

   8.3 PROPERTY INSURANCE-BUILDING, IMPROVEMENTS AND RENTAL VALUE.

       (a) BUILDING AND IMPROVEMENTS. Lessor shall obtain and keep in force during the term of this Lease a policy or policies in the name of Lessor, with loss payable to Lessor and to any Lender(s), insuring against loss or damage to the Premises. Such insurance shall be for full replacement cost, as the same shall exist from time to time, or the amount required by any Lender(s), but in not event more than the commercially reasonable and available insurance value thereof if, by reason of the unique nature or age of the improvements involved, such latter amount is less than full replacement cost. Lessee-Owned Alterations and Utility Installations, Trade Fixtures and Lessee's personal property shall be insured by Lessee pursuant to Paragraph 8.4. If the coverage is available and commercially appropriate, Lessor's policy or policies shall insure against all risks of direct physical loss or damage (except the perils of flood and/or earthquake unless required by a Lender or included in the Base Premium), including coverage for any additional costs resulting from debris removal and reasonable amounts of coverage for the enforcement of any ordinance or law regulating the reconstruction or replacement of any undamaged sections of the Building required to be demolished or removed by reason of the enforcement of any building, zoning, safety or land use laws as the result of a covered loss, but not including plate glass insurance. Said policy or policies shall also contain an agreed valuation provision in lieu of any co-insurance clause, waiver of subrogation, and inflation guard protection causing an increase in the annual property insurance coverage amount by a factor of not less than the adjusted U.S. Department of Labor Consumer Price Index for All Urban Consumers for the city nearest to where the Premises are located.

       (b) RENTAL VALUE. Lessor shall also obtain and keep in force during the term of this Lease a policy or policies in the name of Lessor, with loss payable to Lessor and any Lender(s), insuring the loss of the full rental and other charges payable by all lessees of the Building to Lessor for one year (including Real Property Taxes, insurance costs, all Common Area Operating Expenses and any scheduled rental increases). Said insurance may provide that in the event the Lease is terminated by reason of an insured loss, the period of indemnity for such coverage shall be extended beyond the date of the completion of repairs or replacement of the Premises, to provide for one full year's loss of rental revenues from the date of any such loss. Said insurance shall contain an agreed valuation provision in lieu of any co-insurance clause, and the amount of coverage shall be adjusted annually to reflect the projected rental income, Real Property Taxes, insurance premium costs and other expenses, if any, otherwise payable, for the next 12-month period. Common Area Operating Expenses shall include any deductible amount in the event of such loss.

       (c) ADJACENT PREMISES. Lessee shall pay for any increase in the premiums for the property insurance of the Building and for the Common Areas or other buildings in the Industrial Center is said increase is caused by Lessee's acts, omissions, use or occupancy of the Premises.


                                      -4-

MULTI-TENANT -- GROSS
Copyright American Industrial Real Estate Association 1993

         (d) LESSEE'S IMPROVEMENTS. Since Lessor is the Insuring Party, Lessor shall not be required to insure Lessee-Owned Alterations and Utility Installations unless the item in question has become the property of Lessor under the terms of this Lease.

    8.4 LESSEE'S PROPERTY INSURANCE. Subject to the requirements of Paragraph 8.5, Lessee at its cost shall either by separate policy or, at Lessor's option, by endorsement to a policy already carried, maintain insurance coverage on all of Lessee's personal property, Trade Fixtures and Lessee-Owned Alterations and Utility Installations in, on, or about the Premises similar in coverage to that carried by Lessor as the Insuring Party under Paragraph 8.3(a). Such insurance shall be full replacement cost coverage with a deductible not to exceed $1,000 per occurrence. The proceeds from any such insurance shall be used by Lessee for the replacement of personal property and the restoration of Trade Fixtures and Lessee-Owned Alterations and Utility Installations. Upon request from Lessor, Lessee shall provide Lessor with written evidence that such insurance is in force.

    8.5 INSURANCE POLICIES. Insurance required hereunder shall be in companies duly licensed to transact business in the state where the Premises are located, and maintaining during the policy term a "General Policy
Rating" of at least B+, V, or such other rating as may be required by a Lender, as set forth in the most current issue of "Best's Insurance Guide." Lessee shall not do or permit to be done anything which shall invalidate the insurance policies referred to in this Paragraph 8. Lessee shall cause to be delivered to Lessor, within seven (7) days after the earlier of the Early Possession Date or the Commencement Date, certified copies of or certificates evidencing the existence and amounts of, the insurance required under Paragraph 8.2(a) and 8.4. No such policy shall be cancelable or subject to modification except after thirty (30) days' prior written notice to Lessor. Lessee shall at least thirty (30) days prior to the expiration of such policies, furnish Lessor with evidence of renewals or "insurance binders" evidencing renewal thereof, or Lessor may order such insurance and charge the cost thereof to Lessee, which amount shall be payable by Lessee to Lessor upon demand.

    8.6 WAIVER OF SUBROGATION. Without affecting any other rights or remedies, Lessee and Lessor each hereby release and relieve the other, and waive their entire right to recover damages (whether in contract or in tort) against the other, for loss or damage to their property arising out of or incident to the perils required to be insured against under Paragraph 8. The effect of such releases and waivers of the right to recover damages shall not be limited by the amount of insurance carried or required, or by any deductibles applicable thereto. Lessor and Lessee agree to have their respective insurance companies issuing property damage insurance waive any right to subrogation that such companies may have against Lessor or Lessee, as the case may be, so long as the insurance is not invalidated thereby.

    8.7 INDEMNITY. Except for Lessor's negligence and/or breach of express warranties, Lessee shall indemnify, protect, defend and hold harmless the Premises, Lessor and its agents, Lessor's master or ground lessor, partners and Lenders, from and against any and all claims, loss of rents and/or damages, costs, liens, judgments, penalties, loss of permits, attorneys' and consultants' fees, expenses and/or liabilities arising out of, involving, or in connection with, the occupancy of the Premises by Lessee, the conduct of Lessee's business, any act, omission or neglect of Lessee, its agents, contractors, employees or invitees, and out of any Default or Breach by Lessee in the performance in a timely manner of any obligation on Lessee's part to be performed under this Lease. The foregoing shall include, but not be limited to, the defense or pursuit of any claim or any action or proceeding involved therein, and whether or not (in the case of claims made against Lessor) litigated and/or reduced to judgment. In case any action or proceeding be brought against Lessor by reason of any of the foregoing matters, Lessee upon notice from Lessor shall defend the same at Lessee's expense by counsel reasonably satisfactory to Lessor and Lessor shall cooperate with Lessee in such defense. Lessor need not have first paid any such claim in order to be so indemnified.

    8.8 EXEMPTION OF LESSOR FROM LIABILITY. Lessor shall not be liable for injury or damage to the person or goods, wares, merchandise or other property of Lessee, Lessee's employees, contractors, invitees, customers, or any other person in or about the Premises, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, fire sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether said injury or damage results from conditions arising upon the Premises or upon other portions of the Building of which the Premises are a part, from other sources or places, and regardless of whether the cause of such damage or injury or the means of repairing the same is accessible or not. Lessor shall not be liable for any damages arising from any act or neglect of any other lessee of Lessor nor from the failure by Lessor to enforce the provisions of any other lease in the Industrial Center. Notwithstanding Lessor's negligence or breach of this Lease, Lessor shall under no circumstances be liable for injury to Lessee's business or for any loss of income or profit therefrom.

9.  DAMAGE OR DESTRUCTION.

    9.1  DEFINITIONS.

         (a) "PREMISES PARTIAL DAMAGE" shall mean damage or destruction to the Premises, other than Lessee-Owned Alterations and Utility Installations, the repair cost of which damage or destruction is less than fifty percent (50%) of the then Replacement Cost (as defined in Paragraph 9.1 (d)) of the Premises (excluding Lessee-Owned Alterations and Utility Installations and Trade Fixtures) immediately prior to such damage or destruction.

         (b) "PREMISES TOTAL DESTRUCTION" shall mean damage or destruction to the Premises, other than Lessee-Owned Alterations and Utility Installations, the repair cost of which damage or destruction is fifty percent (50%) or more of the then Replacement Cost of the Premises (excluding Lessee-Owned Alterations and Utility Installations and Trade Fixtures) immediately prior to such damage or destruction. In addition, damage or destruction to the Building, other than Lessee-Owned Alterations and Utility Installations and Trade Fixtures of any lessees of the Building, the cost of which damage or destruction is fifty percent (50%) or more of the then Replacement Cost (excluding Lessee-Owned Alterations and Utility Installations and Trade Fixtures of any lessees of the Building) of the Building shall, at the option of Lessor, be deemed to be Premises Total Destruction.

         (c) "INSURED LOSS" shall mean damage or destruction to the Premises, other than Lessee-Owned Alterations and Utility Installations and Trade Fixtures, which was caused by an event required to be covered by the insurance described in Paragraph 8.3(a) irrespective of any deductible amounts or coverage limits involved.

         (d) "REPLACEMENT COST" shall mean the cost to repair or rebuild the improvements owned by Lessor at the time of the occurrence to their condition existing immediately prior thereto, including demolition, debris removal and upgrading required by the operation of applicable building codes, ordinances or laws, and without deduction for depreciation.

         (e) "HAZARDOUS SUBSTANCE CONDITION" shall mean the occurrence or discovery of a condition involving the presence of, or a contamination by, a Hazardous Substance as defined in Paragraph 6.2(a), in, on, or under the Premises.

    9.2 PREMISES PARTIAL DAMAGE--INSURED LOSS. If Premises Partial Damage that is an Insured Loss occurs, then Lessor shall, at Lessor's expense, repair such damage (but not Lessee's Trade Fixtures or Lessee-Owned Alterations and Utility Installations) as soon as reasonably possible and this Lease shall continue in full force and effect. In the event, however, that there is a shortage of insurance proceeds and such shortage is due to the fact that, by reason of the unique nature of the improvements in the Premises, full replacement cost insurance coverage was not commercially reasonable and available, Lessor shall have no obligation to pay for the shortage in insurance proceeds or to fully restore the unique aspects of the Premises unless Lessee provides Lessor with the funds to cover same, or adequate assurance thereof, within ten (10) days following receipt of written notice of such shortage and request therefor. If Lessor receives said funds or adequate assurance thereof within said ten (10) day period, Lessor shall complete then as soon as reasonably possible and this Lease shall remain in full force and effect. If Lessor does not receive such funds or assurance within said period, Lessor may nevertheless elect by written notice to Lessee within ten (10) days thereafter to make such restoration and repair as is commercially reasonable with Lessor paying any shortage in proceeds, in which case this Lease shall remain in full force and effect. If Lessor does not receive such funds or assurance within such ten (10) day period, and if Lessor does not so elect to restore and repair, then this Lease shall terminate sixty (60) days following the occurrence of the damage or destruction. Unless otherwise agreed, Lessee shall in no event have any right to reimbursement from Lessor for any funds contributed by Lessee to repair any such damage or destruction. Premises Partial Damage due to flood or earthquake shall be subject to Paragraph 9.3 rather than Paragraph 9.2, notwithstanding that there may be some insurance coverage, but the net proceeds of any such insurance shall be made available for the repairs if made by either Party.

    9.3 PARTIAL DAMAGE--UNINSURED LOSS. If Premises Partial Damage that is not an Insured Loss occurs, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee's expense and this Lease shall continue in full force and effect), Lessor may at Lessor's option, either (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) give written notice to Lessee within thirty (30) days after receipt by Lessor of knowledge of the occurrence of such damage of Lessor's desire to terminate this Lease as of the date sixty (60) days following the date of such notice. In the event Lessor elects to give such notice of Lessor's intention to terminate this Lease, Lessee shall have the right within ten (10) days after the receipt of such notice to give written notice to Lessor of Lessee's commitment to pay for the repair of such damage totally at Lessee's expense and without reimbursement from Lessor. Lessee shall provide Lessor with the required funds or satisfactory assurance thereof within thirty (30) days following such commitment from Lessee. In such event this Lease shall continue in full force and effect, and Lessor shall proceed to make such repairs as soon as reasonably possible after the required funds are available. If Lessee does not give such notice and provide the funds or assurance thereof within the times specified above, this Lease shall terminate as of the date specified in Lessor's notice of termination.

    9.4 TOTAL DESTRUCTION. Notwithstanding any other provision hereof, if Premises Total Destruction occurs (including any destruction required by any authorized public authority), this Lease shall terminate sixty (60) days following the date of such Premises Total Destruction, whether or not the damage or destruction is an Insured Loss or was caused by a negligent or willful act of Lessee. In the event, however, that the damage or destruction was caused by Lessee, Lessor shall have the right to recover Lessor's damages from Lessee except as released and waived in Paragraph 9.7.

    9.5 DAMAGE NEAR END OF TERM. If at any time during the last six (6) months of the term of this Lease there is damage for which the cost to repair exceeds one month's Base Rent, whether or not an Insured Loss, Lessor may, at Lessor's option, terminate this Lease effective sixty (60) days following the date of occurrence of such damage by giving written notice to Lessee of Lessor's election to do so within thirty (30) days after the date of occurrence of such damage. Provided, however, if Lessee at that time has an exercisable option to extend this Lease or to purchase the Premises, then Lessee may preserve this Lease by (a) exercising such option, and (b) providing Lessor with any shortage in insurance proceeds (or adequate assurance thereof) needed to make the repairs on or before the earlier of (i) the date which is ten (10) days after Lessee's receipt of Lessor's written notice purporting to terminate this Lease, or (ii) the day prior to the date upon which such option expires. If Lessee duly exercises such option during such period and provides Lessor with funds (or adequate assurance thereof) to cover any shortage insurance proceeds, Lessor shall, at Lessor's expense repair such damage as soon as reasonably possible and this Lease shall continue in full force and effect. If Lessee fails to exercise such option and provide such funds or assurance during such period, then this Lease shall terminate as of the date set forth in the first sentence of this Paragraph 9.5.

    9.6  ABATEMENT OF RENT; LESSEE'S REMEDIES.

         (a) In the event of (i) Premises Partial Damage or (ii) Hazardous Substance Condition for which Lessee is not legally responsible, the Base Rent, Common Area Operating Expenses and other charges, if any, payable by Lessee hereunder for the period during which such damage or condition, its repair, remediation or restoration continues, shall be abated in proportion to the degree to which Lessee's use of the Premises is impaired, but not in excess of proceeds from insurance required to be carried under Paragraph 8.3(b). Except for abatement of Base Rent, Common Area Operating Expenses and other charges, if any, as aforesaid, all other obligations of Lessee hereunder shall be performed by Lessee, and Lessee shall have no claim against Lessor for any damage suffered by reason of any such damage, destruction, repair, remediation or restoration.

                                                         INITIALS : [ILLEGIBLE]
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                                                                    [ILLEGIBLE]

         (b) If Lessor shall be obligated to repair or restore the Premises under the provisions of this Paragraph 9 and shall not commence, in a substantial and meaningful way, the repair or restoration of the Premises within ninety (90) days after such obligation shall accrue, Lessee may, at any time prior to the commencement of such repair or restoration, give written notice to Lessor and to any Lenders of which Lessee has actual notice of Lessee's election to terminate this Lease on a date not less than sixty
(60) days following the giving of such notice. If Lessee gives such notice to Lessor and such Lenders and such repair or restoration is not commenced within thirty (30) days after receipt of such notice, this Lease shall terminate as of the date specified in said notice. If Lessor or a Lender commences the repair or restoration of the Premises within thirty (30) days after the receipt of such notice, this Lease shall continue in full force and effect. "COMMENCE" as used in this Paragraph 9.6 shall mean either the unconditional authorization of the preparation of the required plans, or the beginning of the actual work on the Premises, whichever occurs first.

    9.7 HAZARDOUS SUBSTANCE CONDITIONS. If a Hazardous Substance Condition occurs, unless Lessee is legally responsible therefor (in which case Lessee shall make the investigation and remediation thereof required by Applicable Requirements and this Lease shall continue in full force and effect, but subject to Lessor's rights under Paragraph 6.2(c) and Paragraph 13), Lessor may at Lessor's option either (i) investigate and remediate such Hazardous Substance Condition, if required, as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) if the estimated cost to investigate and remediate such condition exceeds twelve (12) times the then monthly Base Rent or $100,000 whichever is greater, give written notice to Lessee within thirty (30) days after receipt by Lessor of knowledge of the occurrence of such Hazardous Substance Condition of Lessor's desire to terminate this Lease as of the date sixty
(60) days following the date of such notice. In the event Lessor elects to give such notice of Lessor's intention to terminate this Lease, Lessee shall have the right within ten (10) days after the receipt of such notice to give written notice to Lessor of Lessee's commitment to pay for the excess costs of (a) investigation and remediation of such Hazardous Substance Condition to the extent required by Applicable Requirements, over (b) an amount equal to twelve (12) times the then monthly Base Rent or $100,000, whichever is greater. Lessee shall provide Lessor with the funds required of Lessee or satisfactory assurance thereof within thirty (30) days following said commitment by Lessee. In such event this Lease shall continue in full force and effect, the Lessor shall proceed to make such investigation and remediation as soon as reasonably possible after the required funds are available. If Lessee does not give such notice and provide the required funds or assurance thereof within the time period specified above, this Lease shall terminate as of the date specified in Lessor's notice of termination.

    9.8 TERMINATION--ADVANCE PAYMENTS. Upon termination of this Lease pursuant to this Paragraph 9, Lessor shall return to Lessee any advance payment made by Lessee to Lessor and so much of Lessee's Security Deposit as has not been, or is not then required to be, used by Lessor under the terms of this Lease.

    9.9 WAIVER OF STATUTES. Lessor and Lessee agree that the terms of this Lease shall govern the effect of any damage to or destruction of the Premises and the Building with respect to the termination of this Lease and hereby waive the provisions of any present or future statute to the extent it is inconsistent herewith.

10. REAL PROPERTY TAXES.

    10.1 PAYMENT OF TAXES. Lessor shall pay the Real Property Taxes, as defined in Paragraph 10.2(a), applicable to the Industrial Center, and except as otherwise provided in Paragraph 10.3, any increases in such amounts over the Base Real Property Taxes shall be included in the calculation of Common Area Operating Expenses in accordance with the provisions of a Paragraph 4.2.

    10.2  REAL PROPERTY TAX DEFINITIONS.

         (a) As used herein, the term "REAL PROPERTY TAXES" shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary, and any license fee, commercial rental tax, improvement bond or bonds, levy or tax (other than inheritance, personal income or estate taxes) imposed upon the Industrial Center by any authority having the direct or indirect power to tax, including any city, state or federal government, or any school, agricultural, sanitary, fire, street, drainage, or other improvement district thereof, levied against any legal or equitable interest of Lessor in the Industrial Center or any portion thereof, Lessor's right to rent or other income therefrom, and/or Lessor's business of leasing the Premises. The term "REAL PROPERTY TAXES" shall also include any tax, fee, levy, assessment or charge, or any increase therein, imposed by reason of events occurring, or changes in Applicable Law taking effect, during the term of this Lease, including but not limited to a change in the ownership of the Industrial Center or in the improvements thereon, the execution of this Lease, or any modification, amendment or transfer thereof, and whether or not contemplated by the Parties.

         (b) As used herein, the term "BASE REAL PROPERTY TAXES" shall be the amount of Real Property Taxes, which are assessed against the Premises, Building or Common Areas in the calendar year during which the Lease is executed. In calculating Real Property Taxes for any calendar year, the Real Property Taxes for any real estate tax year shall be included in the calculation of Real Property Taxes for such calendar year based upon the number of days which such calendar year and tax year have in common.

    10.3 ADDITIONAL IMPROVEMENTS. Common Area Operating Expenses shall not include Real Property Taxes specified in the tax assessor's records and work sheets as being caused by additional improvements placed upon the Industrial Center by other lessees or by Lessor for the exclusive enjoyment of such other lessees. Notwithstanding Paragraph 10.1 hereof, Lessee shall, however, pay to Lessor at the time Common Area Operating Expenses are payable under Paragraph 4.2, the entirety of any increase in Real Property Taxes if assessed solely by reason of Alterations, Trade Fixtures or Utility Installations placed upon the Premises by Lessee or at Lessee's request.

    10.4 JOINT ASSESSMENT. If the Building is not separately assessed, Real Property Taxes allocated to the Building shall be an equitable proportion of the Real Property Taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be determined by Lessor from the respective valuations assigned in the assessor's work sheets or such other information as may be reasonably available. Lessor's reasonable determination thereof, in good faith, shall be conclusive.

    10.5 LESSEE'S PROPERTY TAXES. Lessee shall pay prior to delinquency all taxes assessed against and levied upon Lessee-Owned Alterations and Utility Installations, Trade Fixtures, furnishings, equipment and all personal property of Lessee contained in the Premises or stored within the Industrial Center. When possible, Lessee shall cause its Lessee-Owned Alterations and Utility Installations, Trade Fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Lessor. If any of Lessee's said property shall be assessed with Lessor's real property, Lessee shall pay Lessor the taxes attributable to Lessee's property within ten (10) days after receipt of a written statement setting forth the taxes applicable to Lessee's property.

11. UTILITIES. Lessee shall pay directly for all utilities and services supplied to the Premises, including but not limited to electricity, telephone, security, gas and cleaning of the Premises, together with any taxes thereon. If any such utilities or services are not separately metered to the Premises or separately billed to the Premises, Lessee shall pay to Lessor a reasonable proportion to be determined by Lessor of all such charges jointly metered or billed with other premises in the Building, in the manner and within the time periods set forth in Paragraph 4.2(d).

12. ASSIGNMENT AND SUBLETTING.

    12.1 LESSOR'S CONSENT REQUIRED.

         (a) Lessee shall not voluntarily or by operation of law assign, transfer, mortgage or otherwise transfer or encumber (collectively, "assign") or sublet all or any part of Lessee's interest in this Lease or in the Premises without Lessor's prior written consent given under and subject to the terms of Paragraph 36.

         (b) A change in the control of Lessee shall constitute an assignment requiring Lessor's consent. The transfer, on a cumulative basis, of twenty-five percent (25%) or more of the voting control of Lessee shall constitute a change in control for this purpose.

         (c) The involvement of Lessee or its assets in any transaction, or series of transactions (by way of merger, sale, acquisition, financing, refinancing, transfer, leveraged buy-out or otherwise), whether or not a formal assignment or hypothecation of this Lease or Lessee's assets occurs, which results or will result in a reduction of the Net Worth of Lessee, as hereinafter defined, by an amount equal to or greater than twenty-five percent (25%) of such Net Worth of Lessee as it was represented to Lessor at the time of full execution and delivery of this Lease or at the time of the most recent assignment to which Lessor has consented, or as it exists immediately prior to said transaction or transactions constituting such reduction, at whichever time said Net Worth of Lessee was or is greater, shall be considered an assignment of this Lease by Lessee to which Lessor may reasonably withhold its consent. "NET WORTH OF LESSEE" for purposes of this Lease shall be the net worth of Lessee (excluding any Guarantors) established under generally accepted accounting principles consistently applied.

         (d) An assignment or subletting of Lessee's interest in this Lease without Lessor's specific prior written consent shall, at Lessor's option, be a Default curable after notice per Paragraph 13.1, or a non-curable Breach without the necessity of any notice and grace period. If Lessor elects to treat such unconsented to assignment or subletting as a non-curable Breach, Lessor shall have the right to either: (i) terminate this Lease, or (ii) upon thirty (30) days' written notice ("LESSOR'S NOTICE"), increase the monthly Base Rent for the Premises to the greater of the then fair market rental value of the Premises, as reasonably determined by Lessor, or one hundred ten percent (110%) of the Base Rent then in effect. Pending determination of the new fair market rental value, if disputed by Lessee, Lessee shall pay the amount set forth in Lessor's Notice, with any overpayment credited against the next installment(s) of Base Rent coming due, and any underpayment for the period retroactively to the effective date of the adjustment being due and payable immediately upon the determination thereof. Further, in the event of such Breach and rental adjustment, (i) the purchase price of any option to purchase the Premises held by Lessee shall be subject to similar adjustment to the then fair market value as reasonably determined by Lessor (without the Lease being considered an encumbrance or any deduction for depreciation or obsolescence, and considering the Premises at its highest and best use and in good condition) or one hundred ten percent (110%) of the price previously in effect, (ii) any index-oriented rental or price adjustment formulas contained in this Lease shall be adjusted to require that the base index be determined with reference to the index applicable to the time of such adjustment, and
(iii) any fixed rental adjustments scheduled during the remainder of the Lease term shall be increased in the same ratio as the new rental bears to the Base Rent in effect immediately prior to the adjustment specified in Lessor's Notice.

         (e) Lessee's remedy for any breach of this Paragraph 12.1 by Lessor shall be limited to compensatory damages and/or injunctive relief.

12.2  TERMS AND CONDITIONS APPLICABLE TO ASSIGNMENT AND SUBLETTING.

         (a) Regardless of Lessor's consent, any assignment or subletting shall not (i) be effective without the express written assumption by such assignee or sublessee of the obligations of Lessee under this Lease, (ii) release Lessee of any obligations hereunder, nor (iii) alter the primary liability of Lessee for the payment of Base Rent and other sums due Lessor hereunder or for the performance of any other obligations to be performed by Lessee under this Lease.

         (b) Lessor may accept any rent or performance of Lessee's obligations from any person other than Lessee pending approval or disapproval of an assignment. Neither a delay in the approval or disapproval of such assignment nor the acceptance of any rent for performance shall constitute a waiver or estoppel of Lessor's right to exercise is remedies for the Default or Breach by Lessee of any of the terms, covenants or conditions of this Lease.

         (c) The consent of Lessor to any assignment or subletting shall not constitute a consent to any subsequent assignment or subletting by Lessee or to any subsequent or successive assignment or subletting by the assignee or sublessee. However, Lessor may consent to subsequent sublettings and assignments of the sublease or any amendments or modifications thereto without notifying Lessee or anyone else liable under this Lease or the sublease and without obtaining their consent, and such action shall not relieve such persons from liability under this Lease or the sublease.

         (d) In the event of any Default or Breach of Lessee's obligation under this Lease, Lessor may proceed directly against Lessee, any Guarantors or anyone else responsible for the performance of the Lessee's obligations under this Lease, including any subleases, without first exhausting Lessor's remedies against any other person or entity responsible therefor to Lessor, or any security held by Lessor.

         (e) Each request for consent to an assignment or subletting shall be in writing, accompanied by information relevant to Lessor's determination as to the financial and operational responsibility and appropriateness of the proposed assignee or sublessee, including but not limited to the intended use and/or required modification of the Premises, if any, together with a non-refundable deposit of $1,000 or ten percent (10%) of the monthly Base Rent applicable to the portion of the Premises which is the subject of the proposed assignment or sublease, whichever is greater, as reasonable consideration for Lessor's considering and processing the request for consent. Lessee agrees to provide Lessor with such other or additional information and/or documentation as may be reasonably requested by Lessor.

         (f) Any assignee of, or sublessee under, this Lease shall, by reason of accepting such assignment or entering into such sublease, be deemed, for the benefit of Lessor, to have assumed and agreed to conform and comply with each and every term, covenant, condition and obligation herein to be observed or performed by Lessee during the term of said assignment or sublease, other than such obligations as are contrary to or inconsistent with provisions of an assignment or sublease to which Lessor has specifically consented in writing.

         (g) The occurrence of a transaction described in Paragraph 12.2(c) shall give Lessor the right (but not the obligation) to require that the Security Deposit be increased by an amount equal to six (6) times the then monthly Base Rent, and Lessor may make the actual receipt by Lessor of the Security Deposit increase a condition to Lessor's consent to such transaction.

         (h) Lessor, as a condition to giving its consent to any assignment or subletting, may require that the amount and adjustment schedule of the rent payable under this Lease be adjusted to what is then the market value and/or adjustment schedule for property similar to the Premises as then constituted, as determined by Lessor.

    12.3 ADDITIONAL TERMS AND CONDITIONS APPLICABLE TO SUBLETTING. The following terms and conditions shall apply to any subletting by Lessee of all or any part of the Premises and shall be deemed included in all subleases under this Lease whether or not expressly incorporated therein:

         (a) Lessee hereby assigns and transfers to Lessor all of Lessee's interest in all rentals and income arising from any sublease of all or a portion of the Premises heretofore or hereafter made by Lessee, and Lessor may collect such rent and income and apply same toward Lessee's obligations under this Lease; provided, however, that until a Breach (as defined in Paragraph 13.1) shall occur in the performance of Lessee's obligations under this Lease, Lessee may, except as otherwise provided in this Lease, receive, collect and enjoy the rents accruing under such sublease. Lessor shall not, by reason of the foregoing provision or any other assignment of such sublease to Lessor, nor by reason of the collection of the rents from a sublessee, be deemed liable to the sublessee for any failure of Lessee to perform and comply with any of Lessee's obligations to such sublessee under such Sublease. Lessee hereby irrevocably authorizes and directs any such sublessee, upon receipt of a written notice from Lessor stating that a Breach exists in the performance of Lessee's obligations under this Lease, to pay to Lessor the rents and other charges due and to become due under the sublease. Sublessee shall rely upon any such statement and request from Lessor and shall pay such rents and other charges to Lessor without any obligation or right to inquire as to whether such Breach exists and notwithstanding any notice from or claim from Lessee to the contrary. Lessee shall have no right or claim against such sublessee, or, until the Breach has been cured, against Lessor, for any such rents and other charges so paid by said sublessee to Lessor.

         (b) In the event of a Breach by Lessee in the performance of its obligations under this Lease, Lessor at its option and without any obligation to do so, may require any sublessee to attorn to Lessor, in which event Lessor shall undertake the obligations of the sublessor under such sublease from the time of the exercise of said option to the expiration of such sublease; provided, however, Lessor shall not be liable for any prepaid rents or security deposit paid by such sublessee to such sublessor or for any other prior defaults or breaches of such sublessor under such sublease.

         (c) Any matter or thing requiring the consent of the sublessor under a sublease shall also require the consent of the Lessor herein.

         (d) No sublessee under a sublease approved by Lessor shall further assign or sublet all or any part of the Premises without Lessor's prior written consent.

         (e) Lessor shall deliver a copy of any notice of Default or Breach by Lessee to the sublessee, who shall have the right to cure the Default of Lessee within the grace period, if any, specified in such notice. The sublessee shall have a right of reimbursement and offset from and against Lessee for any such Defaults cured by the sublessee.

13. DEFAULT; BREACH; REMEDIES.

    13.1 DEFAULT; BREACH. Lessor and Lessee agree that if an attorney is consulted by Lessor in connection with a Lessee Default or Breach (as hereinafter defined), $350.00 is a reasonable minimum sum per such occurrence for legal services and costs in the preparation and service of a notice of Default, and that Lessor may include the cost of such services and costs in said notice as rent due and payable to cure said default. A "DEFAULT" by Lessee is defined as a failure by Lessee to observe, comply with or perform any of the terms, covenants, conditions or rules applicable to Lessee under this Lease. A "BREACH" by Lessee is defined as the occurrence of any one or more of the following Defaults, and, where a grace period for cure after notice is specified herein, the failure by Lessee to cure such Default prior to the expiration of the applicable grace period, and shall entitle Lessor to pursue the remedies set forth in Paragraphs 13.2 and/or 13.3:

         (a) The vacating of the Premises without the intention to reoccupy same, or the abandonment of the Premises.

         (b) Except as expressly otherwise provided in this Lease, the failure by Lessee to make any payment of Base Rent, Lessee's Share of Common Area Operating Expenses, or any other monetary payment required to be made by Lessee hereunder as and when due, the failure by Lessee to provide Lessor with reasonable evidence of insurance or surety bond required under this Lease, or the failure of Lessee to fulfill any obligation under this Lease which endangers or threatens life or property, where such failure continues for a period of three (3) days following written notice thereof by or on behalf of Lessor to Lessee.

         (c) Except as expressly otherwise provided in this Lease, the failure by Lessee to provide Lessor with reasonable written evidence (in duly executed original form, if applicable) of (i) compliance with Applicable Requirements per Paragraph 6.3, (ii) the inspection, maintenance and service contracts required under Paragraph 7.1(b), (iii) the rescission of an unauthorized assignment or subletting per Paragraph 12.1, (iv) a Tenancy Statement per Paragraphs 16 or 37, (v) the subordination or non-subordination of this Lease per Paragraph 30, (vi) the guaranty of the performance of Lessee's obligations under this Lease if required under Paragraphs 1.11 and 37, (vii) the execution of any document requested under Paragraph 42 (easements), or (viii) any other documentation or information which Lessor may reasonably require of Lessee under the terms of this Lease, where any such failure continues for a period of ten (10) days following written notice by or on behalf of Lessor to Lessee.

         (d) A Default by Lessee as to the terms, covenants, conditions or provisions of this Lease, or of the rules adopted under Paragraph 40 hereof that are to be observed, complied with or performed by Lessee, other than those described in Subparagraphs 13.1(a), (b) or (c), above, where such Default continues for a period of thirty (30) days after written notice thereof by or on behalf of Lessor to Lessee; provided, however, that if the nature of Lessee's Default is such that more than thirty (30) days are reasonably required for its cure, then it shall not be deemed to be a Breach of this Lease by Lessee if Lessee commences such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion.

         (e) The occurrence of any of the following events: (i) the making by Lessee of any general arrangement or assignment for the benefit of creditors;
(ii) Lessee's becoming a "debtor" as defined in 11 U.S. Code Section 101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within sixty (60) days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within thirty (30) days; or
(iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within thirty (30) days; provided, however, in the event that any provision of this Subparagraph 13.1(e) is contrary to any applicable law, such provision shall be of no force or effect, and shall not affect the validity of the remaining provisions.

         (f) The discovery by Lessor that any financial statement of Lessee or of any Guarantor, given to Lessor by Lessee or any Guarantor, was materially false.

         (g) If the performance of Lessee's obligations under this Lease is guaranteed: (i) the death of a Guarantor, (ii) the termination of a Guarantor's liability with respect to this Lease other than in accordance with the terms of such guaranty, (iii) a Guarantor's becoming insolvent or the subject of a bankruptcy filing, (iv) a Guarantor's refusal to honor the guaranty, or (v) a Guarantor's breach of its guaranty obligation on an anticipatory breach basis, and Lessee's failure, within sixty (60) days following written notice by or on behalf of Lessor to Lessee of any such event, to provide Lessor with written alternative assurances of security, which, when coupled with the then existing resources of Lessee, equals or exceeds the combined financial resources of Lessee and the Guarantors that existed at the time of execution of this Lease.

    13.2 REMEDIES. If Lessee fails to perform any affirmative duty or obligation of Lessee under this Lease, within ten (10) days after written notice to Lessee (or in case of an emergency, without notice), Lessor may at its option (but without obligation to do so), perform such duty or obligation on Lessee's behalf, including but not limited to the obtaining of reasonably required bonds, insurance policies, or governmental licenses, permits or approvals. The costs and expenses of any such performance by Lessor shall be due and payable by Lessee to Lessor upon invoice therefor. If any check given to Lessor by Lessee shall not be honored by the bank upon which it is drawn. Lessor, at its own option, may require all future payments to be made under this Lease by Lessee to be made only by cashier's check. In the event of a Breach of this Lease by Lessee (as defined in Paragraph 13.1), with or without further notice or demand, and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such Breach, Lessor may:

         (a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease and the term hereof shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. In such event Lessor shall be entitled to recover from Lessee: (i) the worth at the time of the award of the unpaid rent which had been earned at the time of termination; (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that the Lessee proves could have been reasonably avoided; (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that the Lessee proves could be reasonably avoided; and (iv) any other amount necessary to compensate Lessor for all the detriment proximately caused by the Lessee's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including but not limited to the cost of recovering possession of the Premises, expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorneys' fees, and that portion of any leasing commission paid by Lessor in connection with this Lease applicable to the unexpired term of this Lease. The worth at the time of award of the amount referred to in provision (iii) of the immediately preceding sentence shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco or the Federal Reserve Bank District in which the Premises are located at the time of award plus one percent (1%). Efforts by Lessor to mitigate damages caused by Lessee's Default or Breach of this Lease shall not waive Lessor's right to recover damages under this Paragraph 13.2. If termination of this Lease is obtained through the provisional remedy of unlawful detainer, Lessor shall have the right to recover in such pro-

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ceeding the unpaid rent and damages as are recoverable therein, or Lessor may reserve the right to recover all or any part thereof in a separate suit for such rent and/or damages. If a notice and grace period required under Subparagraph 13.1(b), (c), or (d) was not previously given, a notice to pay rent or quit, or to perform or quit, as the case may be, given to Lessee under any statute authorizing the forfeiture of leases for unlawful detainer shall also constitute the applicable notice for grace period purposes required by Subparagraph 13.1(b), (c) or (d). In such case, the applicable grace period under the unlawful detainer statute shall run concurrently after the one such statutory notice, and the failure of Lessee to cure the Default within the greater of the two (2) such grace periods shall constitute both an unlawful detainer and a Breach of this Lease entitling Lessor to the remedies provided for in this Lease and/or by said statute.

          (b) Continue the Lease and Lessee's right to possession in effect (in California under California Civil Code Section 1951.4) after Lessee's Breach and recover the rent as it becomes due, provided Lessee has the right to sublet or assign, subject only to reasonable limitations. Lessor and Lessee agree that the limitations on assignment and subletting in this Lease are reasonable. Acts of maintenance or preservation, efforts to relet the Premises, or the appointment of a receiver to protect the Lessor's interest under this Lease, shall not constitute a termination of the Lessee's right to possession.

          (c) Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the state wherein the Premises are located.

          (d) The expiration or termination of this Lease and/or the termination of Lessee's right to possession shall not relieve Lessee from liability under any indemnity provisions of this Lease as to matters occurring or accruing during the term hereof or by reason of Lessee's occupancy of the Premises.

     13.3 INDUCEMENT RECAPTURE IN EVENT OF BREACH. Any agreement by Lessor for free or abated rent or other charges applicable to the Premises, or for the giving or paying by Lessor to or for Lessee of any cash or other bonus, inducement or consideration for Lessee's entering into this Lease, all of which concessions are hereinafter referred to as "INDUCEMENT PROVISIONS" shall be deemed conditioned upon Lessee's full and faithful performance of all of the terms, covenants and conditions of this Lease to be performed or observed by Lessee during the term hereof as the same may be extended. Upon the occurrence of a Breach (as defined in Paragraph 13.1) of this Lease by Lessee, any such Inducement Provision shall automatically be deemed deleted from this Lease and of no further force or effect, and any rent, other charge, bonus, inducement or consideration theretofore abated, given or paid by Lessor under such an Inducement Provision shall be immediately due and payable by Lessee to Lessor, and recoverable by Lessor, as additional rent due under this Lease, notwithstanding any subsequent cure of said Breach by Lessee. The acceptance by Lessor of rent or the cure of the Breach which initiated the operation of this Paragraph 13.3 shall not be deemed a waiver by Lessor of the provisions of this Paragraph 13.3. unless specifically so stated in writing by Lessor at the time of such acceptance.

     13.4 LATE CHARGES. Lessee hereby acknowledges that late payment by Lessee to Lessor of rent and other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Lessor by the terms of any ground lease, mortgage or deed of trust covering the Premises. Accordingly, if any installment of rent or other sum due from Lessee shall not be received by Lessor or Lessor's designee within ten (10) days after such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall pay to Lessor a late charge equal to six percent (6%) of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's Default or Breach with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder. In the event that a late charge is payable hereunder, whether or not collected, for three (3) consecutive installments of Base Rent, then notwithstanding Paragraph 4.1 or any other provision of this Lease to the contrary, Base Rent shall, at Lessor's option, become due and payable quarterly in advance.

13.5 BREACH BY LESSOR. Lessor shall not be deemed in breach of this Lease unless Lessor fails within a reasonable time to perform an obligation required to be performed by Lessor. For purposes of this Paragraph 13.5, a reasonable time shall in no event be less than thirty (30) days after receipt by Lessor, and by any Lender(s) whose name and address shall have been furnished to Lessee in writing for such purpose, of written notice specifying wherein such obligation of Lessor has not been performed; provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) days after such notice are reasonably required for its performance, then Lessor shall not be in breach of this Lease if performance is commenced within such thirty (30) day period and thereafter diligently pursued to completion.

14. CONDEMNATION. If the Premises or any portion thereof are taken under the power of eminent domain or sold under the threat of the exercise of said power (all of which are herein called "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs. If more than ten percent (10%) of the floor area of the Premises, or more than twenty-five percent (25%) of the portion of the Common Areas designated for Lessee's parking, is taken by condemnation, Lessee may, at Lessee's option, to be exercised in writing within ten (10) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the Base Rent shall be reduced in the same proportion as the rentable floor area of the Premises taken bears to the total rentable floor area of the Premises. No reduction of Base Rent shall occur if the condemnation does not apply to any portion of the Premises. Any award for the taking of all or any part of the Premises under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor, whether such award shall be made as compensation for diminution of value of the leasehold or for the taking of the fee, or as severance damages; provided, however, that Lessee shall be entitled to any compensation, separately awarded to Lessee for Lessee's relocation expenses and/or loss of Lessee's Trade Fixtures. In the event that this Lease is not terminated by reason of such condemnation, Lessor shall to the extent of its net severance damages received, over and above Lessee's Share of the legal and other expenses incurred by Lessor in the condemnation matter, repair any damage to the Premises caused by such condemnation authority. Lessee shall be responsible for the payment of any amount in excess of such net severance damages required to complete such repair.

15. BROKERS' FEES.

     15.1 PROCURING CAUSE. The Broker(s) named in Paragraph 1.10 is/are the procuring cause of this Lease.

     15.2 ADDITIONAL TERMS. Unless Lessor and Broker(s) have otherwise agreed in writing, Lessor agrees that: (a) if Lessee exercises any Option (as defined in Paragraph 39.1) granted under this Lease or any Option subsequently granted, or (b) if Lessee acquires any rights to the Premises or other premises in which Lessor has an interest, or (c) if Lessee remains in possession of the Premises with the consent of Lessor after the expiration of the term of this Lease after having failed to exercise an Option, or (d) if said Brokers are the procuring cause of any other lease or sale entered into between the Parties pertaining to the Premises and/or any adjacent property in which Lessor has an interest, or (e) if Base Rent is increased, whether by agreement or operation of an escalation clause herein, then as to any of said transaction, Lessor shall pay said Broker(s) a fee in accordance with the schedule of said Broker(s) in effect at the time of the execution of this Lease.

     15.3 ASSUMPTION OF OBLIGATIONS. Any buyer or transferee of Lessor's interest in this Lease, whether such transfer is by agreement or by operation of law, shall be deemed to have assumed Lessor's obligation under this Paragraph 15. Each Broker shall be an intended third party beneficiary of the provisions of Paragraph 1.10 and of this Paragraph 15 to the extent of its interest in any commission arising from this Lease and may enforce that right directly against Lessor and its successors.

     15.4 REPRESENTATIONS AND WARRANTIES. Lessee and Lessor each represent and warrant to the other that it has had no dealings with any person, firm, broker or finder other than as named in Paragraph 1.10(a) in connection with the negotiation of this Lease and/or the consummation of the transaction contemplated hereby, and that no broker or other person, firm or entity other than said named Broker(s) is entitled to any commission or finder's fee in connection with said transaction. Lessee and Lessor do each hereby agree to indemnify, protect, defend and hold the other harmless from and against liability for compensation or charges which may be claimed by any such unnamed broker, finder or other similar party by reason of any dealings or actions of the indemnifying Party, including any costs, expenses, and/or attorneys' fees reasonably incurred with respect thereto.

16. TENANCY AND FINANCIAL STATEMENTS.

     16.1 TENANCY STATEMENT. Each Party (as "RESPONDING PARTY") shall within ten (10) days after written notice from the other Party (the "REQUESTING PARTY") execute, acknowledge and deliver to the Requesting Party a statement in writing in a form similar to the then most current "TENANCY STATEMENT" form published by the American Industrial Real Estate Association, plus such additional information, confirmation and/or statements as may be reasonably requested by the Requesting Party.

     16.2 FINANCIAL STATEMENT. If Lessor desires to finance, refinance, or sell the Premises or the Building, or any part thereof, Lessee and all Guarantors shall deliver to any potential lender or purchaser designated by Lessor such financial statements of Lessee and such Guarantors as may be reasonably required by such lender or purchaser, including but not limited to Lessee's financial statements for the past three (3) years. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

17. LESSOR'S LIABILITY. The term "LESSOR" as used herein shall mean the owner or owners at the time in question of the fee title to the Premises. In the event of a transfer of Lessor's title or interest in the Premises or in this Lease, Lessor shall deliver to the transferee or assignee (in cash or by credit) any unused Security Deposit held by Lessor at the time of such transfer or assignment. Except as provided in Paragraph 15.3, upon such transfer or assignment and delivery of the Security Deposit, as aforesaid, the prior Lessor shall be relieved of all liability with respect to the obligations and/or covenants under this Lease thereafter to be performed by the Lessor. Subject to the foregoing, the obligations and/or covenants in this Lease to be performed by the Lessor shall be binding only upon the Lessor as hereinabove defined.

18. SEVERABILITY. The invalidity of any provision of this Lease, as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

19. INTEREST ON PAST-DUE OBLIGATIONS. Any monetary payment due Lessor hereunder, other than late charges, not received by Lessor within ten (10) days following the date on which it was due, shall bear interest from the date due at the prime rate charged by the largest state chartered bank in the state in which the Premises are located plus four percent (4%) per annum, but not exceeding the maximum rate allowed by law, in addition to the potential late charge provided for in Paragraph 13.4.

20. TIME OF ESSENCE. Time is of the essence with respect to the performance of all obligations to be performed or observed by the Parties under this Lease.

21. RENT DEFINED. All monetary obligations of Lessee to Lessor under the terms of this Lease are deemed to be rent.

22. NO PRIOR OR OTHER AGREEMENTS; BROKER DISCLAIMER. This Lease contains all agreements between the Parties with respect to any matter mentioned herein, and no other prior or contemporaneous agreement or understanding shall be effective. Lessor and Lessee each represents and warrants to the Brokers that it has made, and is relying solely upon, its own investigation as to the nature, quality, character and financial responsibility of the other Party to this Lease and as to the nature, quality and character of the Premises. Brokers have no responsibility with respect thereto or with respect to any default or breach hereof by either Party. Each Broker shall be an intended third party beneficiary of the provisions of this Paragraph 22.

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23. NOTICES.

    23.1 NOTICE REQUIREMENTS. All notices required or permitted by this Lease shall be in writing and may be delivered in person (by hand or by messenger or courier service) or may be sent by regular, certified or registered mail or U.S. Postal Service Express Mail, with postage prepaid, or by facsimile transmission during normal business hours, and shall be deemed sufficiently given if served in a manner specified in this Paragraph 23. The addresses noted adjacent to a Party's signature on this Lease shall be that Party's address for delivery or mailing of notice purposes. Either Party may by written notice to the other specify a different address for notice purposes, except that upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address for the purpose of mailing or delivering notices to Lessee. A copy of all notices required or permitted to be given to Lessor hereunder shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate by written notice to Lessee.


    23.2 DATE OF NOTICE. Any notice sent by registered or certified mail, return receipt requested, shall be deemed given on the date of delivery shown on the receipt card, or if no delivery date is shown, the postmark thereon. If sent by regular mail, the notice shall be deemed given forty-eight (48) hours after the same is addressed as required herein and mailed with postage prepaid. Notices delivered by United States Express Mail or overnight courier that guarantees next day delivery shall be deemed given twenty-four (24) hours after delivery of the same to the United States Postal Service or courier. If any notice is transmitted by facsimile transmission or similar means, the same shall be deemed served or delivered upon telephone or facsimile confirmation of receipt of the transmission thereof, provided a copy is also delivered via delivery or mail. If notice is received on a Saturday or a Sunday or a legal holiday, it shall be deemed received on the next business day.

24. WAIVERS. No waiver by Lessor of the Default or Breach of any term, covenant or condition hereof by Lessee, shall be deemed a waiver of any other term, covenant or condition hereof, or of any subsequent Default or Breach by Lessee of the same or any other term, covenant or condition hereof. Lessor's consent to, or approval of, any such act shall not be deemed to render unnecessary the obtaining of Lessor's consent to, or approval of, any subsequent or similar act by Lessee, or be construed as the basis of an estoppel to enforce the provision or provisions of this Lease requiring such consent. Regardless of Lessor's knowledge of a Default or Breach at the time of accepting rent, the acceptance of rent by Lessor shall not be a waiver of any Default or Breach by Lessee of any provision hereof. Any payment given Lessor by Lessee may be accepted by Lessor on account of moneys or damages due Lessor, notwithstanding any qualifying statements or conditions made by Lessee in connection therewith, which such statements and/or conditions shall be of no force or effect whatsoever unless specifically agreed to in writing by Lessor at or before the time of deposit of such payment.

25. RECORDING. Either Lessor or Lessee shall, upon request of the other, execute, acknowledge and deliver to the other a short form memorandum of this Lease for recording purposes. The Party requesting recordation shall be responsible for payment of any fees or taxes applicable thereto.

26. NO RIGHT TO HOLDOVER. Lessee has no right to retain possession of the Premises or any part thereof beyond the expiration or earlier termination of this Lease. In the event that Lessee holds over in violation of this Paragraph 26 then the Base Rent payable from and after the time of the expiration or earlier termination of this Lease shall be increased to two hundred percent (200%) of the Base Rent applicable during the month immediately preceding such expiration or earlier termination. Nothing contained herein shall be construed as a consent by Lessor to any holding over by Lessee.

27. CUMULATIVE REMEDIES. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

28. COVENANTS AND CONDITIONS. All provisions of this Lease to be observed or performed by Lessee are both covenants and conditions.

29. BINDING EFFECT; CHOICE OF LAW. This Lease shall be binding upon the Parties, their personal representatives, successors and assigns and be governed by the laws of the State in which the Premises are located. Any litigation between the Parties hereto concerning this Lease shall be initiated in the country in which the Premises are located.


30. SUBORDINATION; ATTORNMENT; NON-DISTURBANCE.

   30.1 SUBORDINATION. This Lease and any Option granted hereby shall be subject and subordinate to any ground lease, mortgage, deed of trust, or other hypothecation or security device (collectively, "SECURITY DEVICE"), now or hereafter placed by Lessor upon the real property of which the Premises are a part, to any and all advances made on the security thereof, and to all renewals, modifications, consolidations, replacements and extensions thereof. Lessee agrees that the Lenders holding any such Security Device shall have no duty, liability or obligation to perform any of the obligations of Lessor under this Lease, but that in the event of Lessor's default with respect to any such obligation, Lessee will give any Lender whose name and address have been furnished Lessee in writing for such purpose notice of Lessor's default pursuant to Paragraph 13.5. If any Lender shall elect to have this Lease and/or any Option granted hereby superior to the lien of its Security Device and shall give written notice thereof to Lessee, this Lease and such Options shall be deemed prior to such Security Device, notwithstanding the relative dates of the documentation or recordation thereof.

   30.2 ATTORNMENT. Subject to the non-disturbance provisions of Paragraph 30.3, lessee agrees to attorn to a Lender or any party who acquires ownership of the Premises by reason of a foreclosure of a Security Device, and that in the event of such foreclosure, such new owner shall not: (i) be liable for any act or omission of any prior lessor or with respect to events occurring prior to acquisition of ownership, (ii) be subject to any offsets or defenses which Lessee might have against any prior lessor, or (iii) be bound by prepayment of more than one month's rent.

   30.3 NON-DISTURBANCE. With respect to Security Devices entered into by Lessor after the execution of this lease, Lessee's subordination of this Lease shall be subject to receiving assurance (a "non-disturbance agreement") from the Lender that Lessee's possession and this Lease, including any options to extend the term hereof, will not be disturbed so long as Lessee is not in Breach hereof and attorns to the record owner of the Premises.

    30.4 SELF-EXECUTING. The agreements contained in the Paragraph 30 shall be effective without the execution of any further documents; provided, however, that upon written request from Lessor or a Lender in connection with a sale, financing or refinancing of Premises, Lessee and Lessor shall execute such further writings as may be reasonably required to separately document any such subordination or non-subordination, attornment and/or non-disturbance agreement as is provided for herein.

31. ATTORNEYS' FEES. If any Party or Broker brings an action or proceeding to enforce the terms hereof or declare rights hereunder, the Prevailing Party (as hereafter defined) in any such proceeding, action, or appeal thereon, shall be entitled to reasonable attorneys' fees. Such fees may be awarded in the same suit or recovered in a separate suit, whether or not such action or proceeding is pursued to decision or judgement. The term "PREVAILING PARTY" shall include, without limitation, a Party or Broker who substantially obtains or defeats the relief sought, as the case may be, whether by compromise, settlement, judgement, or the abandonment by the other Party or Broker of its claim or defense. The attorneys' fee award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys' fees reasonably incurred. Lessor shall be entitled to attorneys' fees reasonably incurred. Lessor shall be entitled to attorneys' fees, costs and expenses incurred in preparation and service of notices of Default and consultations in connection therewith, whether or not a legal action is subsequently commenced in connection with such Default or resulting Breach. Broker(s) shall be intended third party beneficiaries of this Paragraph 31.

32. LESSOR'S ACCESS; SHOWING PREMISES; REPAIRS. Lessor and Lessor's agents shall have the right to enter the Premises at any time, in the case of an emergency, and otherwise at reasonable times for the purpose of showing the same to prospective purchasers, lenders, or lessees, and making such alterations, repairs, improvements or additions to the Premises or to the Building, as Lessor may reasonably deem necessary. Lessor may at any time place on or about the Premises or Building any ordinary "For Sale" signs and Lessor may at any time during the last one hundred eighty (180) days of the term hereof place on or about the Premises any ordinary "For Lease" signs. All such activities of Lessor shall be without abatement of rent or liability to Lessee.

33. AUCTIONS. Lessee shall not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises without first having obtained Lessor's prior written consent. Notwithstanding anything to the contrary in this Lease. Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to grant such consent.

34. SIGNS. Lessee shall not place any sign upon the exterior of the Premises or the Building, except that Lessee may, with Lessor's prior written consent, install (but not on the roof) such signs as are reasonably required to advertise Lessee's own business so long as such signs are in a location designated by Lessor and comply with Applicable Requirements and the signage criteria established for the Industrial Center by Lessor. The installation of any sign on the Premises by or for Lessee shall be subject to the provisions of Paragraph 7 (Maintenance, Repairs, Utility Installations, Trade Fixtures and Alterations). Unless otherwise expressly agreed herein, Lessor reserves all rights to the use of the roof of the Building, and the right to install advertising signs on the Building, including the roof, which do not unreasonably interfere with the conduct of Lessee's business; Lessor shall be entitled to all revenues from such advertising signs.

35. TERMINATION; MERGER. Unless specifically stated otherwise in writing by Lessor, the voluntary or other surrender of this Lease by Lessee, the mutual termination of cancellation hereof, or a termination hereof by Lessor for Breach by Lessee, shall automatically terminate any sublease or lesser estate in the Premises; provided, however, Lessor shall, in the event of any such surrender, termination or cancellation, have the option to continue any one or all of any existing subtenancies. Lessor's failure within ten (10) days following any such event to make a written election to the contrary by written notice to the holder of any such lesser interest, shall constitute Lessor's election to have such event constitute the termination of such interest.

36. CONSENTS.

    (a) Except for Paragraph 33 hereof (Auctions) or as otherwise provided herein, wherever in this Lease the consent of a Party is required to an act by or for the other Party, such consent shall not be unreasonably withheld or delayed. Lessor's actual reasonable costs and expenses (including but not limited to architects', attorneys', engineers' and other consultants' fees) incurred in the consideration of, or response to, a request by Lessee for any Lessor consent pertaining to this Lease or the Premises, including but not limited to consents to an assignment a subletting or the presence or use of a Hazardous Substance, shall be paid by Lessee to Lessor upon receipt of an invoice and supporting documentation therefor. In addition to the deposit described in Paragraph 12.2(e), Lessor may, as a condition to considering any such request by Lessee, require that Lessee deposit with Lessor an amount of money (in addition to the Security Deposit held under Paragraph 5) reasonably calculated by Lessor to represent the cost Lessor will incur in considering and responding to Lessee's request. Any unused portion of said deposit shall be refunded to Lessee without interest. Lessor's consent to any act, assignment of this Lease or subletting of the Premises by Lessee shall not constitute an acknowledgment that no Default or Breach by Lessee of this Lease exists, nor shall such consent be deemed a waiver of any then existing Default or Breach, except as may be otherwise specifically stated in writing by Lessor at the time of such consent.

    (b) All conditions to Lessor's consent authorized by this Lease are acknowledged by Lessee as being reasonable. The failure to specify herein any particular condition to Lessor's consent shall not preclude the impositions by Lessor at the time of consent of such further or other conditions as are then reasonable with reference to the particular matter for which consent is being given.

37. GUARANTOR.

    37.1 FORM OF GUARANTY. If there are to be any Guarantors of this Lease per Paragraph 1.11, the form of the guaranty to be executed by each such Guarantor shall be in the form most recently published by the American Industrial Real Estate Association, and each such Guarantor shall have the same obligations as Lessee under this lease, including but not limited to the obligation to provide the Tenancy Statement and information required in Paragraph 16.


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    37.2  ADDITIONAL OBLIGATIONS OF GUARANTOR.  It shall constitute a Default of the Lessee under this Lease if any such Guarantor fails or refuses, upon reasonable request by Lessor to give: (a) evidence of the due execution of the guaranty called for by this Lease, including the authority of the Guarantor (and of the party signing on Guarantor's behalf) to obligate such Guarantor on said guaranty, and resolution of its board of directors authorizing the making of such guaranty, together with a certificate of incumbency showing the signatures of the persons authorized to sign on its behalf, (b) current financial statements of Guarantor as may from time to time be requested by Lessor, (c) a Tenancy Statement, or (d) written confirmation that the guaranty is still in effect.

38. QUIET POSSESSION. Upon payment by Lessee of the rent for the Premises and the performance of all of the covenants, conditions and provisions on Lessee's part to be observed and performed under this Lease, Lessee shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease.

39. OPTIONS.

    39.1 DEFINITION. As used in this Lease, the "OPTION" has the following meaning: (a) the right to extend the term of this Lease or to renew this Lease or to extend or renew any lease that Lessee has on other property of Lessor, (b) the right of first refusal to lease the Premises or the right of first offer to lease the Premises or the right of first refusal to lease other property of Lessor or the right of first offer to lease other property of Lessor; (c) the right to purchase the Premises, or the right of first offer to purchase the Premises, or the right to purchase other property of Lessor, or the right of first refusal to purchase other property of Lessor, or the right of first offer to purchase other property of Lessor.

    39.2 OPTIONS PERSONAL TO ORIGINAL LESSEE. Each Option granted to Lessee in this Lease is personal to the original Lessee named in Paragraph 1.1 hereof, and cannot be voluntarily or involuntarily assigned or exercised by any person or entity other than said original Lessee while the original Lessee is in full and actual possession of the Premises and without the intention of thereafter assigning or subletting. The Options, if any, herein granted to Lessee are not assignable, either as a part of an assignment of this Lease or separately or apart therefrom, and no Option may be separated from this Lease in any manner, by reservation or otherwise.

    39.3 MULTIPLE OPTIONS. In the event that Lessee has any multiple Options to extend or renew this Lease, a later option cannot be exercised unless the prior Options to extend or renew this Lease have been validly exercised.

    39.4  EFFECT OF DEFAULT ON OPTIONS.

         (a) Lessee shall have no right to exercise an Option, notwithstanding any provision in the grant of Option to the contrary: (i) during the period commencing with the giving of any notice of Default under Paragraph 13.1 and continuing until the noticed Default is cured, or (ii) during the period of time any monetary obligation due Lessor from Lessee is unpaid (without regard to whether notice thereof is given Lessee), or (iii) during the time Lessee is in Breach of this Lease, or (iv) in the event that Lessor has given to Lessee three (3) or more notices of separate Defaults under Paragraph 13.1 during the twelve (12) month period immediately preceding the exercise of the Option, whether or not the Defaults are cured.

         (b) The period of time within which an Option may be exercised shall not be extended or enlarged by reason of Lessee's inability to exercise an Option because of the provisions of Paragraph 39.4(a).

         (c) All rights of Lessee under the provisions of an Option shall terminate and be of no further force or effect, notwithstanding Lessee's due and timely exercise of the Option, if, after such exercise and during the term of this Lease, (i) Lessee fails to pay to Lessor a monetary obligation of Lessee for a period of thirty (30) days after such obligation becomes due (without any necessity of Lessor to give notice thereof to Lessee), or (ii) Lessor gives to Lessee three (3) or more notices or separate Defaults under Paragraph 13.1 during any twelve (12) month period, whether or not the Defaults are cured, or
(iii) if Lessee commits a Breach of this Lease.

40. RULES AND REGULATIONS. Lessee agrees that it will abide by, and keep and observe all reasonable rules and regulations ("Rules and Regulations") which Lessor may make from time to time for the management, safety, care, and cleanliness of the grounds, the parking and unloading of vehicles and the preservation of good order, as well as for the convenience of other occupants or tenants of the Building and the Industrial Center and their invitees.

41. SECURITY MEASURES. Lessee hereby acknowledges that the rental payable to Lessor hereunder does not include the cost of guard service or other security measures, and that Lessor shall have no obligation whatsoever to provide same. Lessee assumes all responsibility for the protection of the Premises, Lessee, its agents and invitees and their property from the acts of third parties.

42. RESERVATIONS. Lessor reserves the right, from time to time, to grant, without the consent or joinder of Lessee, such easements, rights of way, utility raceways, and dedications that Lessor deems necessary, and to cause the recordation of parcel maps and restrictions, so long as such easements, rights of way, utility raceways, dedications, maps and restrictions do not reasonably interfere with the use of the Premises by Lessee. Lessee agrees to sign any documents reasonably requested by Lessor to effectuate any such easement rights, dedication, map or restrictions.

43. PERFORMANCE UNDER PROTEST. If at any time a dispute shall arise as to any amount or sum of money to be paid by one Party to the other under the provisions hereof, the Party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment and there shall survive the right on the part of said Party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said Party to pay such sum or any part thereof, said Party shall be entitled to recover such sum or so much thereof as it was not legally required to pay under the provisions of this Lease.

44. AUTHORITY. If either Party hereto is a corporation, trust, or general or limited partnership, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on its behalf. If Lessee is a corporation, trust or partnership, Lessee shall, within thirty (30) days after request by Lessor, deliver to Lessor evidence satisfactory to Lessor of such authority.

45. CONFLICT. Any conflict between the printed provisions of this Lease and the typewritten or handwritten provisions shall be controlled by the typewritten or handwritten provisions.

46. OFFER. Preparation of this Lease by either Lessor or Lessee or Lessor's agent or Lessee's agent and submission of same to Lessee or Lessor shall not be deemed an offer to lease. This Lease is not intended to be binding until executed and delivered by all Parties hereto.

47. AMENDMENTS. This Lease may be modified only in writing, signed by the parties in interest at the time of the modification. The Parties shall amend this Lease from time to time to reflect any adjustments that are made to the Base Rent or other rent payable under this Lease. As long as they do not materially change Lessee's obligations hereunder, Lessee agrees to make such reasonable non-monetary modifications to this Lease as may be reasonably required by an institutional insurance company or pension plan Lender in connection with the obtaining of normal financing or refinancing of the property of which the Premises are a part.

48. MULTIPLE PARTIES. Except as otherwise expressly provided herein, if more than one person or entity is named herein as either Lessor or Lessee, the obligations of such multiple parties shall be the joint and several responsibility of all persons or entities named herein as such Lessor or Lessee.

                                          10

                                                           Initials: [illegible]
                                                                     -----------
                                                                     [illegible]
                                                                     -----------

LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN, AND BY THE EXECUTION OF THIS LEASE SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

    IF THIS LEASE HAS BEEN FILLED IN, IT HAS BEEN PREPARED FOR YOUR ATTORNEY'S REVIEW AND APPROVAL. FURTHER, EXPERTS SHOULD BE CONSULTED TO EVALUATE THE CONDITION OF THE PROPERTY FOR THE POSSIBLE PRESENCE OF ASBESTOS, UNDERGROUND STORAGE TANKS OR HAZARDOUS SUBSTANCES. NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION OR BY THE REAL ESTATE BROKERS OR THEIR CONTRACTORS, AGENTS OR EMPLOYEES AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION TO WHICH IT RELATES; THE PARTIES SHALL RELY SOLELY UPON THE ADVICE OF THEIR OWN COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE. IF THE SUBJECT PROPERTY IS IN A STATE OTHER THAN CALIFORNIA, AN ATTORNEY FROM THE STATE WHERE THE PROPERTY IS LOCATED SHOULD BE CONSULTED.

The parties hereto have executed this Lease at the place and on the dates specified above their respective signatures.

Executed at:  San Diego, California      Executed at:  Poway, California
            -------------------------                --------------------------
on:                8/22/95               on:         8/21/95
   ----------------------------------       -----------------------------------

By LESSOR:                               By LESSEE:

 DWCG INC., dba Poway Business            Self-Heating Container Corporation of
-------------------------------------    --------------------------------------
                                          California, a California Corporation
-------------------------------------    --------------------------------------
By: /s/ Daniel Whitaker                  By: /s/ James A. Scudder
   ----------------------------------       -----------------------------------
Name Printed: Daniel Whitaker            Name Printed: James A. Scudder
             ------------------------                 -------------------------
Title:       President                   Title:        President
      -------------------------------           --------------------------------
By:                                      By: /s/ James L. Berntsen
   ----------------------------------       -----------------------------------
Name Printed:                            Name Printed: James L. Berntsen
             ------------------------                 -------------------------
Title:                                   Title:    Vice-President
      -------------------------------           --------------------------------
Address: 350 W. Ash Street, Suite 100    Address: 14260 Garden Road, Suite 30-B
        -----------------------------            ------------------------------
         San Diego, CA  92101                     Poway, CA  92064
-------------------------------------    --------------------------------------
Telephone:  (619)  238-1832              Telephone:  (619)  486-7200
                   ------------------                       -------------------
Facsimile:  (619)  531-1783              Facsimile:  (619)  486-7204
                   ------------------                       -------------------

BROKER:                                  BROKER:

Executed at:                             Executed at:
            -------------------------                --------------------------
on:                                      on:
   ----------------------------------       -----------------------------------
By:                                      By:
   ----------------------------------       -----------------------------------
Name Printed:                            Name Printed:
             ------------------------                 -------------------------
Title:                                   Title:
      -------------------------------           --------------------------------
Address:                                 Address:
        -----------------------------            ------------------------------

-------------------------------------    --------------------------------------
Telephone:  (   )                        Telephone:  (   )
                   ------------------                       -------------------
Facsimile:  (   )                        Facsimile:  (   )
                   ------------------                       -------------------

NOTE: These forms are often modified to meet changing requirements of law and needs of the industry. Always write or call to make sure you are utilizing the most current form: AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION, 345 So. Figueroa St., M-1, Los Angeles, CA 90071. (213) 687-8777.

Copyright 1993 by American Industrial Real Estate Association. All rights reserved. No part of these words may be reproduced in any form without permission in writing.

ADDENDUM TO LEASE AGREEMENT DATED AUGUST 18, 1995 BETWEEN DWCG, INC. AS
LESSOR AND SELF-HEATING CONTAINER CORPORATION OF CALIFORNIA AS LESSEE FOR
12675 DANIELSON COURT, SUITE 401, POWAY, CALIFORNIA.
-------------------------------------------------------------------------------

49.  RENT/CAM CHARGE/EARLY OCCUPANCY.

     The Base Rent shall be fixed at $965 per month throughout the term of this Lease. In addition to this Base Rent, Lessee shall also pay Common Area Maintenance expenses pursuant to Paragraph 4.2 of the Lease.

     From the date of lease signature or August 21, 1995, whichever is later, until lease commencement, Lessee shall be granted early occupancy without Base Rent or CAM charges, provided however that Lessee first furnished Lessor with written proof of liability insurance required under this Lease.

50.  IMPROVEMENTS TO PREMISES.

A. Lessor shall provide Lessee with a carpet allowance of $200, which Lessee will apply toward the installation of building standard carpet, and Lessor will provide Lessee with a space planning allowance of $250. If the actual cost of carpet and space planning exceeds these allowances, then the overage will be paid by Lessee.

B. Lessor will replace all stained or broken ceiling tiles with new tiles, at Lessor's expense.

C. Lessor shall provide Lessee with the key to the electrical room adjacent to the Premises, so that all persons requiring roof access shall coordinate same with Lessee.

D. The Lessee, at Lessee's cost and expense, shall improve the Leased Premises shown in Exhibit "A" and described as:
    Add one conference room of approximately 11 feet by 14 feet.
    Add two offices of approximately 10 feet by 13 feet, one office of approximately 7 feet by 10 feet, and a hallway for access to same.

    Lessee shall construct tenant improvements at Lessee's expense, which shall be done in a professional and workmanlike manner with all work approved and permitted through the City of Poway. Lessee shall submit plans for such work to Lessor for prior approval. Lessee to keep Premises free from all liens relating to such work. The completion of construction, or lack thereof, shall in no way affect the lease commencement date.

51.  OPTION TO RENEW.

Provided that at no time throughout this Lease Lessee is in default thereof, Lessee shall be granted one (1) option to renew this lease for a term of one
(1) year. A four percent (4%) cost-of-living increase will be assessed at the commencement of the option period. In order to exercise this option to renew, Lessee must give Lessor written notice not more than six (6) months nor less than two (2) months prior to expiration of this Lease.

52.  COVENANT OF NON-DISCLOSURE.

Lessee and Lessor acknowledge that this Lease is a confidential business agreement. Lessee and Lessor herein covenant to the other that neither party shall disclose any of its terms and conditions to any third party other than Lessee's accountant, attorney, or other such consultants of Lessee who require such information. Should Lessee breach this covenant, then Lessor may hold Lessee liable for any damages suffered by Lessor as a result of such breach.

[ILLEGIBLE]                                                     [ILLEGIBLE]
----------                                                      -----------
LESSEE'S                                                        LESSOR'S
INITIALS                                                        INITIALS

GUARANTY OF LEASE     [LOGO]
AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION

     WHEREAS DWCG, INC., a California Corporation, hereinafter referred to as "Lessor", and Self-Heating Container Corporation of Calif., a Calif. Corp., hereinafter referred to as "Lessee", are about to execute a document entitled "Lease" dated August 18, 1995 concerning the premises commonly known as 12675 Danielson Court, Suite 401, Poway, CA 92064 wherein Lessor will lease the premises to Lessee, and

     WHEREAS, James A. Scudder and James L. Berntsen hereinafter referred to as "Guarantors" have a financial interest in Lessee, and

     WHEREAS, Lessor would not execute the Lease if Guarantors did not execute and deliver to Lessor this Guarantee of Lease.

     NOW, THEREFORE, for and in consideration of the execution of the foregoing Lease by Lessor and as a material inducement to Lessor to execute said Lease, Guarantors hereby jointly, severally, unconditionally and irrevocably guarantee the prompt payment by Lessee of all rentals and all other sums payable by Lessee under said Lease and the faithful and prompt performance by Lessee of each and every one of the terms, conditions and covenants of said Lease to be kept and performed by Lessee.

     It is specifically agreed and understood that the terms of the foregoing Lease may be altered, affected, modified or changed by agreement between Lessor and Lessee, or by a course of conduct, and said Lease may be assigned by Lessor or any assignee of Lessor without consent or notice to Guarantors and that this Guaranty shall thereupon and thereafter guarantee the performance of said Lease as so changed, modified, altered or assigned.

     This Guaranty shall not be released, modified or affected by failure or delay on the part of Lessor to enforce any of the rights or remedies of the Lessor under said Lease, whether pursuant to the terms thereof or at law or in equity.

     No notice of default need be given to Guarantors, it being specifically agreed and understood that the guarantee of the undersigned is a continuing guarantee under which Lessor may proceed forthwith and immediately against Lessee or against Guarantors following any breach or default by Lessee or for the enforcement of any rights which Lessor may have as against Lessee pursuant to or under the terms of the within Lease or at law or in equity.

     Lessor shall have the right to proceed against Guarantors hereunder following any breach or default by Lessee without first proceeding against Lessee and without previous notice to or demand upon either Lessee or Guarantors.

     Guarantors hereby waive (a) notice of acceptance of this Guaranty,
(b) demand of payment, presentation and protest, (c) all right to assert or plead any statute of limitations as to or relating to this Guaranty and the Lease, (d) any right to require the Lessor to proceed against the Lessee or any other Guarantor or any other person or entity liable to Lessor, (e) any right to require Lessor to apply to any default any security deposit or other security it may hold under the Lease, (f) any right to require Lessor to proceed under any other remedy Lessor may have before proceeding against Guarantors, (g) any right of subrogation.

     Guarantors do hereby subrogate all existing or future indebtedness of Lessee to Guarantors to the obligations owed to Lessor under the Lease and this Guaranty.

     Any married woman who signs this Guaranty expressly agrees that recourse may be had against her separate property for all of her obligations hereunder.

     The obligations of Lessee under the Lease to execute and deliver estoppel statements and financial statements, as therein provided, shall be deemed to also require the Guarantors hereunder to do and provide the same relative to Guarantors.

     The term "Lessor" whenever herinabove used refers to and means the Lessor in the foregoing Lease specifically named and also any assignee of said Lessor, whether by outright assignment or by assignment for security, and also any successor to the interest of said Lessor or of any assignee in such Lease or any part thereof, whether by assignment or otherwise. So long as the Lessor's interest in or to the leased premises or the rents, issues and profits therefrom, or in, to or under said Lease, are subject to any mortgage or deed of trust or assignment for security, no acquisition by Guarantors of the Lessor's interest in the leased premises or under said Lease shall affect the continuing obligation of Guarantors under this Guaranty which shall nevertheless continue in full force and effect for the benefit of the mortgagee, beneficiary, trustee or assignee under such mortgage, deed of trust or assignment, of any purchase at sale by judicial foreclosure or under private power of sale, and of the successors and assigns of any such mortgagee, beneficiary, trustee, assignee or purchaser.

     The term "Lessee" whenever hereinabove used refers to and means the Lessee in the foregoing Lease specifically names and also any assignee or sublessee of said Lease and also any successor to the interests of said Lessee, assignee or sublessee of such Lease or any part thereof, whether by assignment, sublease or otherwise.

     In the event any action be brought by said Lessor against Guarantors hereunder to enforce the obligation of Guarantors hereunder, the unsuccessful party in such action shall pay to the prevailing party therein a reasonable attorney's fee which shall be fixed by the court.









      If this Form has been filled in it has been prepared for submission to your attorney for his approval. No representation or recommendation is made by the real estate broker or its agents or employees as to the legal sufficiency, legal effect, or tax consequences of this Form or the transaction relating thereto.

Executed at  Poway, California                    /s/ James A. Scudder
             --------------------------    ------------------------------------
                                                  James A. Scudder

on August 18, 1995                               /s/ James L. Berntsen
   ------------------------------------    ------------------------------------
                                                  James L. Berntsen

Address 14260 Garden Rd., #30-B
        -------------------------------    ------------------------------------
        Poway, CA 92064                           "GUARANTORS"
---------------------------------------




*1977--American Industrial Real Estate Association
 All rights reserved. No part of these works may be reproduced in any form without permission in writing.

                                  EXHIBIT "A"



                                 [FLOOR PLAN]



[ILLEGIBLE]                                                       [ILLEGIBLE]
-----------                                                       -----------
LESSEE'S                                                          LESSOR'S
INITIALS                                                          INITIALS

                                  EXHIBIT "B"

                             POWAY BUSINESS PARK
                        PROJECT RULES AND REGULATIONS

These Rules and Regulations ("Rules") are adopted by the Lessor pursuant to the Lease to which the rules are annexed. The Rules supplement the Lease and in the event of any conflict or inconsistency between the Lease and the Rules, the Lease will control. The Rules may be changed from time to time by Lessor, subject to any restrictions set forth in the Lease, and any such changes shall be effective immediately upon delivery to Lessee. Accordingly, the Lessor adopts the following Rules:

                                GENERAL RULES

    1. No sign, placard, picture, advertisement, name or notice shall be installed or displayed on any part of the outside, or inside if visible from the exterior, of any building without the prior written consent of Lessor. Lessor shall have the right to remove, at Lessee's expense and without notice, any item installed or displayed in violation of the Rule. All approved signs or lettering on doors and walls shall be printed, painted, affixed or inscribed at the expense of Lessee and in a configuration and style approved by Lessor, in its sole discretion.

    2. If Lessor objects in writing to any curtains, blinds, shades, screens or hanging plants or other similar objects attached to or used in connection with any window or door of the Premises, or placed on any windowsill, which is visible from the exterior of the Premises, Lessee shall immediately discontinue such use. Lessee shall not place anything against or near glass partitions, doors or windows which is visible from outside the Premises without Lessor's consent.

    3. Concurrently with Lessee's occupancy of the Premises, Lessee shall furnish Lessor, free of charge, one set of keys to each door lock on the Premises. Lessee shall be entitled to make or have made additional keys as Lessee desires. Lessee shall not alter any lock or install a new additional lock or bolt on any door of its Premises without furnishing Lessor, without charge, a new set of keys. Lessee, upon the termination of its Lease, shall deliver to Lessor the keys to all doors within the Premises.

    4. If Lessee requires telegraphic, telephonic, burglar alarm or similar services, it shall first obtain, and comply with, Lessor's installation instructions for any such equipment.

    5. Deliveries of equipment, materials, furniture, packages, supplies, merchandise or other property will be received at the Project in a manner and method which does not impede or interfere with other tenants or the operation of any portion of the Project. Lessee shall be responsible for all repairs and replacements to the Project required on account of damage or injury caused by deliveries to Lessee's Premises.

    6. Lessee shall not place a load upon any floor of the Premises which exceeds the load per square foot which such floor was designed to carry and which is allowed by law. Lessor shall have the right to prescribe the weight, size and position of all equipment, materials, furniture or other property brought into the Project. Heavy objects shall, if considered necessary by Lessor, stand on such platforms as determined by Lessor to be necessary to properly distribute the weight, which platforms shall be provided at Lessee's expense. Business machines and mechanical equipment belonging to Lessee, which cause noise or vibration that may be transmitted to any structure of the Project

                                       I

                                                         INITIAL [ILLEGIBLE]
                                                                 -----------
                                                                 [ILLEGIBLE]
or to any space therein to such a degree as to be placed and maintained by Lessee, at Lessee's expense, on vibration eliminators or other devices sufficient to eliminate noise or vibration. Lessor will not be responsible for loss of, or damage to, any such equipment or other property from any cause, and all damage done to the Project by maintaining or moving such equipment or other property shall be repaired at the expense of Lessee.

    7. Lessee shall not use or keep in the Premises or about the Project any kerosene, gasoline or inflammable or combustible fluid or materials other than those limited quantities necessary for the operation or maintenance of office equipment. Lessee shall not use or permit to be used in the Premises any foul or noxious gas or substance, or permit or allow the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Project by reason of noise, odor or vibrations.

    8. Lessee shall not use any method of heating of air-conditioning other than that approved by Lessor, in its reasonable discretion.

    9. Lessee shall not waste electricity, water or air-conditioning and agrees to cooperate fully with Lessor to assure the most effective operation of the Project's heating and air-conditioning and to comply with any governmental energy-saving rules, laws or regulations of which Lessee has actual notice, and shall refrain from attempting to adjust controls. Lessee shall keep corridor doors closed, and shall close window coverings at the end of each business day.

   10. Lessee shall close and lock the doors of its Premises and entirely shut off all water faucets or other water apparatus, and electricity, gas or air outlets before Lessee and its employees leave the Premises. Lessee shall be responsible for any damage or injuries sustained by other tenants or occupants of the Project or by Lessor arising from Lessee's noncompliance with this Rule.

   11. The toilet rooms, toilets, urinals, wash bowls and other apparatus shall not be used for any other purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein. The expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the Lessee who, or whose employees or invitee's, shall have caused it.

   12. Lessee shall not install any radio or television antenna, loudspeaker or other devices on the roof or exterior walls of any building, except with Lessor's consent. Lessee shall not interfere with radio or television broadcasting or reception from or in the Project or elsewhere.

   13. All Lessee's installations, improvements and alterations shall be carried out in a manner and method designed to minimize any damage to the Premises on account of the installation or removal of such items. Lessee shall repair any damage resulting from Lessee's installations, improvements and alterations and the removal thereof upon termination of the Lease.

   14. Canvassing, soliciting and distribution of handbills or any other written materials, and peddling upon the Project are prohibited and Lessee shall cooperate to prevent such activities.

   15. Lessor reserves the right to exclude or expel from the Project any person who, in Lessor's judgement, is intoxicated or under the influence of liquor or drugs or who is in violations of

                                        II

                                                         INITIAL [ILLEGIBLE]
                                                                 -----------
                                                                 [ILLEGIBLE]
any of the Rules, provided Lessor shall be under no obligation to do so nor have any liability to Lessee on account of Lessor's failure to exclude any person.

   16. Lessee shall store all its trash and garbage within its Premises or in other facilities provided by Lessor. Lessee shall not place in any trash box or receptacle any material which cannot be disposed of in the ordinary and customary manner of trash and garbage disposal. All garbage and refuse disposal shall be made in accordance with directions issued from time to time by Lessor. All trash placed in the trash box or receptacle shall be generated within the Poway Business Park. Lessee shall not import any trash or waste, generated in the conduct of the Lessee's business, into the Poway Business Park nor shall Lessee use the trash box or receptacle to dispose of this trash or waste. Lessee will instruct Lessee's employees, agents, clients or invitees to dispose all trash or waste in a clean, orderly manner, to break down all cardboard containers and to place all trash IN the trash box or receptacle and not on or about the trash box or receptacle.

   17. Equipment Storage - No material, equipment, supplies, or products shall be stored or permitted to remain on the property outside a permanent structure unless prior approval is obtained from the Lessor. Approval of outside storage will be granted only where storage is visually screened from all approaches.

   18. Pets or Animals - No pets or animals are allowed on the property or within Lessee's Premises.

   19. Without the written consent of Lessor, Lessee shall not use the name of the Project in connection with or in promoting or advertising the business of Lessee except as Lessee's address.

   20. Lessee shall comply with all safety, fire protection and evacuation procedures and regulations established by Lessor or any governmental agency.

   21. Lessee assumes any and all responsibility for protecting its Premises from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the Premises closed.

   22. Lessor may waive any one or more of these Rules for the benefit of Lessee or any other tenant, but no such waiver by Lessor shall be construed as a waiver of any other Rule in favor of Lessee or any other tenant, nor prevent Lessor from thereafter enforcing any such Rules against any or all of the tenants of the Project.

   23. The Rules are in addition to, and shall not be construed to in any way modify or amend, in whole or in part, the terms, covenants, agreements and conditions of Lessee's Lease of its Premises in the Project.

   24. Lessee shall be responsible for the observance of all of the Rules by Lessee's employees, agents, clients, customers, invitee's and guests.

                                  PARKING RULES

   25. Lessor shall not be responsible for loss, injury or damage to any vehicle arising from the use of parking areas in the Project. In the event the general exclusion of liability set forth in the preceding sentence is determined not to apply to any particular claim, specific limitations on liability set forth below shall apply to any claim against Lessor arising in


                                       III
connection with the use of parking areas in the Project. All claimed damage or loss must be reported and itemized in writing, delivered to the Lessor within two (2) business days after any claimed damage or loss occurs. Any claim not so made is waived. Lessor has the option to make repairs, at its expense, of any claimed damage within two (2) business days after filing of any claim. In all court actions the burden of proof to establish a claim remains with the Lessee. Court actions by Lessee for any claim must be filed within ninety (90) days from date of parking when a claimed loss occurred. Lessor is not responsible for damage by water, fire or defective brakes, or part, or for the act of omissions of others, or for articles left in the car. The total liability of Lessor is limited to $250.00 for all damages or loss to any vehicle. Lessor is not responsible for loss of use.

   26. Lessee shall not park or permit the parking of any vehicle under Lessee's reasonable control in any parking areas designated by Lessor as areas for parking by visitors to the Project or for deliveries or assigned to other tenants or occupants of the Project. Lessee shall not leave vehicles in the parking area overnight nor park any vehicles in the parking areas other than automobiles, motorcycles, motor driven or non-motor driven bicycles.

   27. In the event Lessor reasonably determines that a system of parking registration is required to provide for the orderly use of the parking areas with the Project, Lessor may institute a system of requiring decals or stickers. Parking stickers or any other device or form of identification supplied by Lessor as a condition of use of the parking areas shall remain the property of Lessor. Such parking identification device must be displayed as requested and may not be mutilated in any manner. The serial number of the parking identification device may not be obliterated. Devices are not transferable and any device in the possession of an unauthorized holder will be void.

   28. Vehicles must be parked entirely with the painted stall lines of a single parking stall. All directional signs and arrows must be observed. The speed limit within all parking areas shall be five (5) miles per hour.

   29. Parking is prohibited: (a) in areas not striped for parking; (b) in aisles; (c) where "no parking" signs are posted; (d) on ramps; (e) in cross hatched areas; and (f) in such other areas as may be designated by Lessor.

   30. Every vehicle owner is required to park and lock his own vehicle. All responsibility for damage to a vehicle or theft of property from a vehicle is assumed by the vehicle owner.

   31. Parking areas are for the temporary parking of vehicles only. No storage of vehicles or other items will be permitted. Washing, waxing, cleaning or servicing of any vehicle is prohibited.

   32. Lessee shall acquaint all employees, customers and guests of these rules.

   33. Lessor reserves the right to modify and/or adopt such other reasonable and non-discriminatory rules and regulations for the parking facilities as it deems necessary for the operation of the parking facilities. Lessor may refuse to permit any person who violates these rules to park in the parking facilities, and any violation of the rules shall subject the vehicle to removal.


                                     IV

                                                    Poway Business Park
                                                    12625-12675 Danielson Court
                                                    Poway, Ca 92064

State of California

                  SALE/LEASE AMERICANS WITH DISABILITIES ACT
                      AND HAZARDOUS MATERIALS DISCLOSURE

The United States Congress has enacted the Americans With Disabilities Act. Among other things, this act is intended to make many business establishments equally accessible to persons with a variety of disabilities; modifications to real property may be required. State and local laws also may mandate changes. The Owners of the Property, Whitaker Investment Corporation and the real estate brokers, if any, in this transaction are not qualified to advise you as to what, if any, changes may be required now, or in the future. Buyer/Lessees should consult the attorneys and qualified design professionals of their choice for information regarding these matters. The Owners of the Property, Whitaker Investment Corporation and real estate brokers cannot determine which attorneys or design professionals have the appropriate expertise in this area.

Various construction materials may contain items that have been or may in the future be determined to be hazardous (toxic) or undesirable and may need to be specifically treated/handled or removed. For example, some transformers and other electrical components contain PCB's, and asbestos has been used in components such as fire-proofing, heating and cooling systems, air duct insulation, spray-on and tile acoustical materials, linoleum, floor tiles, roofing, dry wall and plaster. Due to prior or current uses of the Property or in the area, the Property may have hazardous or undesirable metals, minerals, chemicals, hydrocarbons, or biological or radioactive items (including electric and magnetic fields) in soils, water, building components, above or below-ground containers or elsewhere in areas that may or may not be accessible or noticeable. Such items may leak or otherwise be released. Expert inspections are necessary. Current or future laws may require clean up by past, present and/or future owners and/or operators. It is the responsibility of the Buyer/Lessee to retain qualified experts to detect and correct such matters and to consult with legal counsel of their choice to determine what provisions, if any, they may wish to include in transaction documents regarding the Property.

To the best of Seller/Lessor's knowledge, Seller/Lessor has attached to this Disclosure copies of all existing surveys and reports known to Seller/Lessor regarding asbestos and the hazardous materials and undesirable substances related to the Property. Seller/Lessor are required under California Health and Safety Code Section 25915 et seq. to disclose reports and surveys regarding asbestos to certain persons, including their employees, contractors, co-owners, purchasers and tenants. Buyer/Lessees have similar disclosure obligations. Seller/Lessors and Buyers/Lessees have additional hazardous materials disclosure responsibilities to each other under California Health and Safety Code Section 25359.7 and other California laws. Consult your attorney regarding this matter. The Owners of the Property, Whitaker Investment Corporation and real estate brokers, if any, are not qualified to assist you in this matter or provide you with other legal or tax advice.

LESSOR                                      LESSEE

DWCG, Inc.

By: [ILLEGIBLE]                             By: [ILLEGIBLE]
    -----------------------------               -----------------------------

Title:    President                         Title:    President
      ---------------------------                  --------------------------

Date:     8/22/95                           Date:     8/21/95
      ---------------------------                  --------------------------

                               FIRST AMENDMENT TO LEASE

This First Amendment to Lease in entered into on February 8, 1996 by DWCG, Inc., a California Corporation, ("Lessors"), and Self-Heating Container Corporation of America, a California Corporation, ("Lessee"), with respect to the following facts:

A. Lessor and Lessee entered into that certain industrial lease dated August 18, 1995 ("Lease") whereby Lessee leased from Lessor approximately 1,664 square feet ("Original Space") located at 12675 Danielson Court, Suite 401, Poway, CA 92064.

B.  The Lessee wishes to extend the Lease dated August 18, 1995.

    WHEREFORE, the parties agree to amend the Lease as follows:

    1.   Lease Term - The Lease Term for Suite 401 shall be extended for one
         (1) year to commence September 1, 1996 and expire August 31, 1997.

    2. Base Rent - Pursuant to Paragraph 4.1 of the Lease, the base rent of this extended period shall be $932.00 per month. The foregoing notwithstanding, the Lessee shall pay to the Lessor its pro-rata share of the Common Area Operating Expenses pursuant to Paragraph 4.2 of the Lease.

    3.   Premises - The Lessee shall accept Suite 401 in an "as is" condition.

EXCEPT AS AMENDED HEREIN, all terms and conditions of the Lease dated August 18, 1995 shall remain in full force and effect.

Executed in San Diego, CA                   Executed in Poway, CA

LESSOR:                                     LESSEE:

DWCG, Inc., a California                    Self-Heating Container Corp.
Corporation                                 of California, a California
                                            Corporation

by /s/ Daniel M. Whitaker                   by /s/ James A. Scudder
  --------------------------------            ------------------------------
  Daniel M. Whitaker                           James A. Scudder, President

Date 3/11/96                                by /s/ James L. Berntsen
    ------------------------------            ------------------------------
                                               James Bernsten, Vice President

                                            Date 3/11/96
                                                 ----------------------------

                               SECOND AMENDMENT TO LEASE

This SECOND Amendment to Lease in entered into on September 19, 1997 by DWCG, Inc., a California Corporation, ("Lessors"), and Self-Heating Container Corporation of America, a California Corporation, ("Lessee"), with respect to the following facts:

A. Lessor and Lessee entered into that certain industrial lease dated August 18, 1995 ("Lease") and as amended February 8, 1996 ("First Amendment to Lease") whereby Lessee leased from Lessor approximately 1,664 square feet ("Original Space") located at 12675 Danielson Court, Suite 401,
    Poway, CA 92064.

B. Lessee changed Lessee's corporate name from Self Heating Container Corporation of California, a California Corporation, to ONTRO, Inc., a California corporation.

C.  The Lessee wishes to extend the Lease.

    WHEREFORE, the parties agree to amend the Lease as follows:

    1.   Lease Term - The Lease Term for Suite 401 shall be extended for eight
         (8) months to commence September 1, 1997 and expire April 30, 1998.

    2. Base Rent - Pursuant to Paragraph 4.1 of the Lease, the base rent of this extended period shall be $982.00 per month. The foregoing notwithstanding, the Lessee shall pay to the Lessor its pro-rata share of the Common Area Operating Expenses pursuant to Paragraph 4.2 of the Lease.

    3.   Premises - The Lessee shall accept Suite 401 in an "as is" condition.

EXCEPT AS AMENDED HEREIN, all terms and conditions of the Lease dated August 18, 1995 and as amended February 8, 1996 shall remain in full force and effect.

Executed in San Diego, CA                   Executed in Poway, CA

LESSOR:                                     LESSEE:

DWCG, Inc., a California                    ONTRO, Inc. a California
Corporation                                 Corporation


by /s/ Daniel M. Whitaker                   by /s/ James A. Scudder
  --------------------------------            ------------------------------
  Daniel M. Whitaker                           James A. Scudder, President

Date   9/30/97                             by /s/ James L. Berntsen
    ------------------------------            ------------------------------
                                               James Bernsten, Vice President

                                            Date  9/26/97
                                                 ----------------------------